UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒             Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

WORKDAY, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2024 Annual Report

We're powering the future of work.

Letter from our Chief Executive Officer
Stockholders,
It’s been 16 months since I joined Workday and my belief in our opportunity and our value proposition has only grown stronger. With the momentum around generative AI, a shifting talent landscape, and pressure to realize operational efficiencies, leaders are increasingly turning to Workday as the trusted platform to manage their most critical assets — their people and their money.
Fiscal 2024 was another strong year for Workday and I’m incredibly proud of our team’s execution, all while navigating a dynamic economic environment. We achieved 19% year-over-year subscription revenue growth and a non-GAAP operating margin of 24%, driven by momentum across the business and continued efficiencies as we scale.
The healthy balance of new customer relationships and expansions with existing customers in fiscal 2024 speaks to the significant opportunity we have ahead. We now have more than 10,000 customers and 65 million users under contract who trust Workday to help them navigate huge transformations — from the cloud to AI. In fiscal 2024, we formed new relationships and expanded with organizations across geographies and industries including Advocate Health, Dollar Tree, the Department of Energy, and Lloyds Bank.
Driving Growth at Scale
Today, International represents over half of our addressable opportunity, yet is a quarter of our revenue. We’re working to change that, and we’re seeing early signs of progress. Within the fiscal year, EMEA became our first region outside of the United States to reach $1B in annual recurring revenue, driven by new customer wins and expansions with organizations including Randstad, BBVA, and Equinor. And in the Asia Pacific region, Australia performed well with wins such as Ramsay Healthcare and Wesley Mission Queensland.
Our partner ecosystem is a key growth driver for us, and our strategy is focused on delivering customer outcomes, growing our business through referrals and co-selling, and building differentiated solutions. In fiscal 2024, we expanded partnerships with Accenture, ADP, and AWS, and formed new partnerships with Alight, Insperity, and others which are opening new doors for Workday, while giving our customers greater access to innovation and choice.
Our partner ecosystem contributes to the success of our industry-first approach, where we are seeing encouraging progress. In fiscal 2024, Retail and Hospitality became our second industry — joining Financial Services — to exceed $1B in annual recurring revenue.
And we’re building our leadership in HCM, while focusing on Financials, where we estimate approximately 80% of the market has yet to move to the cloud. Our go-to-market and platform investments in Financials are paying off, with healthy growth in core Financial Management customers and building momentum for our solutions serving the office of the CFO.
While the team delivered these strong results, we also built out our leadership team. We welcomed a new CFO, CMO and CIO, as well as several strong go-to-market leaders around the world, who bring rich enterprise experience to help us drive growth in this new chapter.
Innovating to Lead Our Customers in the Age of AI
Workday has a history of leading in innovation — we led the move to the cloud in HCM and Finance nearly two decades ago, and we are now leading our customers through the AI revolution. We’ve been delivering AI capabilities to our customers for nearly a decade, and our vision is to enable productivity gains while keeping humans and trust at the center.
By embedding AI into the core of our cloud-based platform, we can rapidly deliver new AI capabilities into our products. For example, Workday Skills Cloud uses AI to gain insight into an organization’s current skills and identify skills needed for the future, allowing for smarter talent decisions across the company. For Finance leaders, Workday is developing contract analysis generative AI capability that compares signed contracts against contracts in Workday Financial Management and integrated CRM data. This early analysis and correction capability will help eliminate accounting errors and saves considerable time trying to reverse and correct downstream transactions.
Our AI innovation was on full display at our customer conference Workday Rising this year, where we showcased new generative AI innovations such as conversational planning, generating job descriptions, knowledge base articles, and employee growth plans, to name a few. Our customers are seeing the value of AI across Workday’s products, which is leading them to go all in on the Workday platform to support both their people and their finances.
Fostering a Values-Driven Culture
What makes Workday so special is our nearly 19,000 workmates, who are guided by our core values. They are the reason we continue to be recognized among Ethisphere’s World’s Most Ethical Companies® for the fourth year, on JUST Capital’s America’s Most JUST Companies, and one of Comparably’s Best Places to Work. I am grateful to Workday’s Co-Founder and Executive Chair Aneel Bhusri for the trust he’s placed in me to lead the incredible company he and Dave Duffield started 19 years ago.
We enter fiscal 2025 with a strong foundation and a clear strategy to support durable growth while at the same time continuing to drive efficiencies across the business. We have the opportunity to be one of the largest, most enduring, and profitable software businesses of our time as we help our customers move forever forward.
Thank you for your investment in Workday. I hope you’ll join our 2024 Annual Meeting of Stockholders on June 18, 2024.
Sincerely,
Carl M. Eschenbach Chief Executive Officer

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
WORKDAY, INC.
6110 STONERIDGE MALL ROAD
PLEASANTON, CALIFORNIA 94588
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Date	Tuesday, June 18, 2024	Location Online at www.virtualshareholdermeeting.com/WDAY2024
Time	9:00 AM (Pacific Daylight Time)	Who Can Vote Stockholders of record as of April 19, 2024
The 2024 Annual Meeting of Stockholders (“Annual Meeting”) of Workday, Inc., a Delaware corporation (referred to as “Workday,” “we,” “us,” and “our”) will be held via live audio webcast on Tuesday, June 18, 2024, at 9:00 a.m. PDT to consider the Items of Business listed below and more fully described in the accompanying Proxy Statement. The Annual Meeting is being held in a virtual format to help reduce costs, expand access, and enable improved communication.
Items of Business
1.
To elect three nominees to our Board of Directors to serve as Class III directors until the 2027 Annual Meeting of Stockholders;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2025;

3.
To approve, on an advisory basis, the compensation paid to Workday’s named executive officers; and

4.
To approve an amendment to our Restated Certificate of Incorporation to reflect Delaware law provisions providing for officer exculpation.

We will also transact any other business that may properly come before the Annual Meeting, although we are not aware of any such business as of the date of this Proxy Statement.
All stockholders of record at the close of business on April 19, 2024 — which the Board has established as the record date — are entitled to vote on the above items and to attend the Annual Meeting. Beginning on or about May 7, 2024, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) is being mailed to stockholders of record. It contains instructions on how to access the Proxy Statement for our Annual Meeting and our Annual Report to Stockholders on Form 10-K for our fiscal year ended January 31, 2024 (together, the “proxy materials”) online at www.proxyvote.com. The Internet Notice also includes instructions on how to vote online, as well as how to receive a paper or email copy of the proxy materials, which will include instructions on voting by telephone or mail, as applicable.
You will be able to listen to the Annual Meeting, submit your questions, and vote during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/WDAY2024 and entering the 16-digit control number provided to you. Further details about voting and attending the Annual Meeting are set forth in the Question and Answer section beginning on page 79 of the Proxy Statement.
If you have any questions regarding this information or the proxy materials, please visit our website at investor.workday.com or contact our Investor Relations department via email at IR@workday.com.
YOUR VOTE IS IMPORTANT Whether or not you plan to join our virtual Annual Meeting, please vote as promptly as possible to ensure your representation at the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2024: THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com
We appreciate your continued support of Workday and look forward to receiving your proxy.
By order of the Board of Directors,
Aneel Bhusri
Co-Founder and Executive Chair
May [ ], 2024

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements, which are subject to safe harbor protection under the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact, including statements regarding our strategies and objectives, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” and similar expressions are intended to identify forward-looking statements. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section of, and elsewhere in, our Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are based on management’s estimates, projections, and assumptions as of the date hereof. Although we believe that the forward-looking statements are reasonable, we cannot guarantee future results, levels of activities, performance, or achievements. We undertake no duty to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law.
TRADEMARKS
Workday, the Workday logo, Opportunity Onramps, Peakon, and VIBE are trademarks of Workday, Inc., which may be registered in the United States and elsewhere. Other trademarks, service marks, or trade names appearing in this Proxy Statement are the property of their respective owners.
NO INCORPORATION OF WEBSITES BY REFERENCE
This Proxy Statement includes several website addresses. These are intended to provide inactive, textual references only, and the information on these websites is not a part of this Proxy Statement.
FISCAL YEAR
Our fiscal year ends on January 31. References to “fiscal 2024,” for example, refer to the fiscal year ended January 31, 2024.

PROXY STATEMENT SUMMARY
This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Workday, also referred to as the “Board,” for use at the 2024 Annual Meeting of Stockholders. The below summary highlights the proposals to be acted on, as well as selected information about our corporate governance, executive compensation, and business. We encourage you to read the entire Proxy Statement for more information prior to voting.
2024 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	June 18, 2024, 9:00 a.m. Pacific Daylight Time
Location:	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/WDAY2024 via a live audio webcast. You will not be able to attend the Annual Meeting in person.
Record Date:	April 19, 2024
Meeting Access:
Stockholders who held shares of our common stock as of the record date will be able to access and vote at the Annual Meeting by using the 16-digit control number included in the Internet Notice or with the proxy materials they received. Others may also access and listen to the virtual meeting via the link above but are not eligible to vote.

Who Can Vote:
Holders of record of our Class A and Class B common stock as of the record date are entitled to vote. Our Class A common stock, which is publicly traded, has one vote per share. Our Class B common stock, which is primarily held by our executive officers, directors, and other affiliates, has 10 votes per share. We strongly encourage all stockholders to vote and to do so as promptly as possible.

How to Vote:
Below are the ways stockholders who held shares of our common stock as of the record date can vote ahead of and during the Annual Meeting. If you only received an Internet Notice, you can vote online. If you received a copy of the proxy materials, you can vote online, by phone, or by mail following the instructions provided. If you hold your shares through a broker, bank, or other nominee, you should receive a voting instruction form that contains voting instructions.

HOW TO VOTE (requires the 16-digit control number included in your Internet Notice, proxy card, or voting instruction form)
ONLINE BEFORE ANNUAL MEETING	PHONE (if you received proxy materials)	MAIL (if you received proxy materials)	ONLINE DURING ANNUAL MEETING

Go to www.proxyvote.com until 11:59 p.m. EDT on June 17, 2024	Call toll-free at 1-800-690-6903 until 11:59 p.m. EDT on June 17, 2024	Complete and mail your proxy card so it is received prior to the Annual Meeting	Go to www.virtualshareholdermeeting.com/ WDAY2024
Please see the “Question and Answer” section beginning on page 79 for additional information about the Annual Meeting, voting, and other procedures.
2024 Proxy Statement | 1

PROXY STATEMENT SUMMARY

PROPOSALS AND BOARD RECOMMENDATIONS
PROPOSALS	BOARD RECOMMENDATION	FURTHER DETAILS
1. To elect to our Board of Directors the following three nominees to serve as Class III directors until the 2027 Annual Meeting of Stockholders: Aneel Bhusri, Thomas F. Bogan, and Lynne M. Doughtie	“FOR” each director nominee	Pages 7-14
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2025	“FOR”	Pages 15-16
3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement	“FOR”	Page 17
4. To approve an amendment to our Restated Certificate of Incorporation to reflect Delaware law provisions providing for officer exculpation	“FOR”	Pages 18-19
ELECTION OF DIRECTORS AND GOVERNANCE
Workday’s business and affairs are managed by or under the direction of our Board of Directors. The Board is organized into three classes, with the members of each class up for election once every three years. The Board monitors and reviews with management both the performance of Workday (in relation to its financial objectives, major goals, strategies, and competitors) and Workday’s long-term strategic business plans, as well as other pertinent issues affecting our company.
Our Board recommends that you vote FOR each of the below nominees to serve as Class III directors until the 2027 Annual Meeting of Stockholders.
NOMINEES	DIRECTOR SINCE	INDEPENDENT	CURRENT COMMITTEES
Aneel Bhusri, 58 Co-Founder and Executive Chair, Workday	2005
Thomas F. Bogan, 72 Former Vice Chair, Corporate Development, Workday	2022		Investment
Lynne M. Doughtie, 61 Former U.S. Chair and Chief Executive Officer, KPMG LLP	2021		Audit, Compensation
2 | workday.com

PROXY STATEMENT SUMMARY

Board Highlights
The below chart shows key attributes for the 11 current members of our Board as of May [ ], 2024, including the three nominees.

Independence

8
Independent
Directors

8 of 11 directors
are *independent*

Diverse Board Representation

~55%
Diverse

~55% of all directors
are diverse(1)

Tenure

8
Years
Average
4
2
5

> 10 years 5 directors
4-10 years 2 directors
< 4 years 4 directors

Age

1
60.5
Average
Age
4
6

Age 50-60 6 directors
Age 61-70 4 directors
Age 71+ 1 director

(1) As defined in Nasdaq Listing Rule 5605(f), “diverse” means an individual who self-identifies in one or more of the following categories: Female, Underrepresented Minority, or LGBTQ+. “Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities. “LGBTQ+” means an individual who self identifies as any of the following: lesbian, gay, bisexual, transgender, or as a member of the queer community.

Director Experience and Qualifications
The below chart reflects key skills and experience of the 11 current members of our Board as of May [ ], 2024, including the three nominees.
Software or Technology	Cybersecurity or Privacy	Global Business Operations

8 Directors	7 Directors	9 Directors
Business Development or Strategy	Sales, Marketing, or Brand Building	Human Capital Management

7 Directors	7 Directors	8 Directors
Finance or Accounting	Executive Leadership	Other Public Company Board Service

8 Directors	11 Directors	10 Directors
2024 Proxy Statement | 3

PROXY STATEMENT SUMMARY

Governance Highlights
We are committed to effective corporate governance that is informed by our stockholders, promotes the long-term interests of our stakeholders, and strengthens Board and management accountability. Some highlights of our governance program include:
Lead Independent Director
CEO, Chair, and Lead Independent Director roles held by different people
Ongoing Board Refreshment — Three New Directors Added in the Last Two Fiscal Years
Highly Independent Board (8 of 11 Directors) and 100% Independent Audit, Nominating & Governance, and Compensation Committees
Diverse Board in Terms of Gender, Race, Experience, Skills, and Tenure
Annual Board and Committee Evaluations
Robust Board and Executive Succession Planning
Majority Voting for Directors
Regular Executive Sessions of Independent Directors
Stock Ownership Guidelines for Directors and Executives
Clawback Policy for Executives

Stockholder Engagement
Our Board of Directors values and takes seriously the views of our stockholders, regularly reviews current governance and executive compensation policies and practices, risk oversight, and culture and human capital issues, and will consider appropriate changes as we grow and mature. In addition to our Annual Meeting each year, we provide stockholders with opportunities to deliver feedback on our corporate governance, compensation programs, and sustainability practices through a year-round stockholder engagement program. Since we filed our 2023 Proxy Statement, we have actively reached out to our top 20 stockholders that collectively hold 45% of the shares of our outstanding Class A common stock and held meetings with 15 stockholders, representing greater than one-third of shares of our outstanding Class A common stock.
EXECUTIVE COMPENSATION PROGRAM
We operate in a highly competitive and rapidly evolving market, and we expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly correlated to our ability to employ the talent necessary to execute against our business objectives. Our compensation philosophy is therefore designed to establish and maintain a compensation program that attracts and rewards talented individuals who possess the skills necessary to support our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals. The key elements of our total rewards philosophy include:
Focus on ownership	Focus on innovation and performance	Be fair and flexible
Our executive compensation program is comprised of base salary, cash bonuses (other than for Mr. Bhusri), equity-based awards, and health and welfare programs. Our executive compensation program has been, and continues to be, weighted more heavily towards equity compensation. During fiscal 2024, the Compensation Committee of our Board of Directors reviewed and assessed our compensation philosophy, and together with the assistance of our independent compensation consultants and management, reviewed, evaluated, and approved the compensation arrangements of our executive officers.
4 | workday.com

PROXY STATEMENT SUMMARY

WORKDAY AT-A-GLANCE
At Workday, our purpose is to inspire a brighter work day for all. We strive to make the world of work and business better and hope to empower customers to do the same through an innovative suite of solutions licensed by more than 65 million users at over 10,000 organizations around the world and across industries — from medium-sized businesses to more than 50% of the Fortune 500. Central to our purpose is a set of core values — with our employees as number one — along with customer service, innovation, integrity, fun, and profitability. We believe that having happy employees leads to happy customers, and we are committed to helping our customers adapt and thrive in this increasingly dynamic business environment.
Our Business
Workday is a leading enterprise platform that helps organizations manage their most important assets — their people and money. The Workday platform is built with artificial intelligence (“AI”) at the core to help customers elevate people, supercharge work, and move their business forever forward. Workday provides more than 10,000 organizations with AI-powered cloud solutions to help solve some of today’s most complex business challenges, including supporting and empowering their workforce, managing their finances and spend in an ever-changing environment, and planning for the unexpected.
Fiscal 2024 Financial Highlights
Our solid fiscal 2024 results are a testament to the strategic, mission-critical nature of our solutions and the strength of our business. Financial highlights for fiscal 2024 include:
•
Total Revenues. Total revenues of $7.3 billion, an increase of 17% year over year

•
Subscription Revenue. Subscription revenue of $6.6 billion, an increase of 19% year over year

•
Operating Cash Flows. Operating cash flows of $2.1 billion, an increase of 30% year over year

Driven by Values
Workday’s values have been part of our DNA since day one and help create a diverse and inclusive workplace where everyone has the opportunity to thrive. When we look ahead, our values shape the possibilities we see — for reinvention, for progress, for working together to craft a better tomorrow.
Workday was founded with the idea of putting people at the center of enterprise software, which is why employees are our number one core value. We believe a supportive and inclusive workplace, where everyone feels valued and engaged, is the key to great products, happy customers, and an enduring company. Our Chief People Officer, in partnership with our Chief Diversity Officer, is responsible for developing and executing Workday’s human capital strategy, including programs focused on total rewards; belonging and diversity; and employee development, engagement, and wellbeing. These executives and our Chief Executive Officer regularly update our Board of Directors and the Compensation Committee on human capital matters and seek their input on subjects such as succession planning, executive compensation, and company-wide equity programs.
2024 Proxy Statement | 5

PROXY STATEMENT SUMMARY

Responsible Business Practices
Workday is committed to caring for people and the planet. As a leading provider of enterprise cloud applications, our approach to environmental stewardship focuses on the key areas that are most material to our business. These include our carbon footprint, investments in renewable energy, and engaging with our employees to maximize their collective impact on how we operate. Our environmental, social, and governance (“ESG”) disclosures are also informed by relevant topics identified through third-party ESG reporting organizations, frameworks, and standards, such as the Sustainability Accounting Standards Board Standards and the Global Reporting Initiative Standards.
As stewards of information that is valuable to us, our customers, suppliers, and partners, we prioritize trust, privacy, and security. We believe in the power of AI to unlock human potential, drive business value, and enable our customers and their employees to focus on strategic and fulfilling work. We are committed to building responsible, trustworthy AI solutions that solve real business problems. Our commitment to responsible AI is a reflection of our core values of integrity and innovation and our key ethical AI principles serve as the cornerstone of our work in this space.

Committed to Our Culture Earned multiple workplace recognitions from Comparably, including: • Best Company Culture • Best Company for Women • Best Company for Diversity	Committed to Our Values • Listed on JUST Capital’s 2024 JUST 100 • In fiscal 2024, employees logged over 45,000 volunteer hours
6 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS
FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 TO ELECT ANEEL BHUSRI, THOMAS F. BOGAN, AND LYNNE M. DOUGHTIE AS CLASS III DIRECTORS.
Our Board of Directors will consist of 10 members effective as of the Annual Meeting, following Ms. Campbell’s departure from the Board. Our Certificate of Incorporation and Bylaws (together, our “formation documents”) provide for a classified Board consisting of three classes of directors, with directors serving staggered three-year terms. Directors in a particular class are nominated for additional three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors is elected at each annual meeting, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or until his or her earlier resignation or removal.
Our formation documents also provide that our Board may make changes by resolution concerning the authorized number of directors and that any additional directorships resulting from an increase in the authorized number of directors shall be distributed among the three classes as the Board determines in its discretion. The formation documents further provide that our Board or our stockholders may fill vacant directorships, except that in the event that the outstanding shares of our Class B common stock represent less than a majority of the combined voting power of common stock, only our Board may fill vacancies.
Vote Required
Our Bylaws require that each director be elected by a majority voting standard in uncontested director elections. Our Bylaws provide that if an incumbent director fails, in an uncontested election, to receive the affirmative vote of a majority of the votes properly cast, then the director shall tender his or her resignation to the Nominating and Governance Committee of the Board of Directors. That committee will then make a recommendation to the Board on whether to accept or reject the resignation, nominate a replacement, or recommend any other related action be taken.
Accordingly, for the 2024 Annual Meeting, the election of each nominee requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against a nominee.
Upon the recommendation of the Nominating and Governance Committee, the Board has designated the three nominees listed below for election at the Annual Meeting, each of whom currently serves as a director of Workday. Together with the other members of the Board, these nominees bring a wide variety of relevant skills, professional experience, and backgrounds, as well as diverse viewpoints and perspectives to represent the long-term interests of stockholders and to fulfill the leadership and oversight responsibilities of the Board. The following table sets forth certain information about each of our directors, including our nominees.
2024 Proxy Statement | 7

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees for Director	Class	Age	Year Elected Director	Current Term Expires	Expiration of Term for Which Nominated
Aneel Bhusri	III	58	2005	2024	2027
Thomas F. Bogan(1)	III	72	2022	2024	2027
Lynne M. Doughtie(2)(3)(4)	III	61	2021	2024	2027
Continuing Directors
Christa Davies(2)(3)	II	53	2012	2026	—
Carl M. Eschenbach	I	57	2018	2025	—
Wayne A.I. Frederick, M.D.(2)(5)	II	51	2022	2026	—
Mark J. Hawkins(2)(3)	II	65	2023	2026	—
Michael M. McNamara(2)(3)(5)	I	67	2011	2025	—
George J. Still, Jr.(1)(2)(4)(5)	II	65	2009	2026	—
Jerry Yang(1)(2)(4)	I	55	2013	2025	—

(1)
Member of the Investment Committee

(2)
Independent member of the Board

(3)
Member of the Audit Committee

(4)
Member of the Compensation Committee

(5)
Member of the Nominating and Governance Committee

 = Lead Independent Director
Summary of Director Experience and Qualifications
The matrix below summarizes key qualifications, skills, and attributes relevant to the decision to nominate candidates to serve on the Board of Directors. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. The biographies of our continuing directors and director nominees above describe each director’s background and relevant experience in more detail.
Director	Software or technology	Cybersecurity, information security, or privacy	Global business operations	Business development or strategy in the software industry	Sales, marketing, or brand building	HCM, including talent recruitment and retention	Finance or accounting	Executive leadership	Other public company board service
Aneel Bhusri
Thomas F. Bogan
Christa Davies
Lynne M. Doughtie
Carl M. Eschenbach
Wayne A.I. Frederick, M.D.
Mark J. Hawkins
Michael M. McNamara
George J. Still, Jr.
Jerry Yang

8 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees for Director
ANEEL BHUSRI
Co-Founder and Executive Chair, Workday
Age: 58 Director since 2005 Chair of the Board	Workday Committees: • None
Biography

Aneel Bhusri co-founded Workday in 2005 and has served as a Director since then, including as Chair from 2012 to 2014 and from April 2021 to the present. He is our Executive Chair and was our Co-Chief Executive Officer from August 2020 through January 2024 after serving as Chief Executive Officer from 2014 to August 2020. Mr. Bhusri also served as Co-Chief Executive Officer from 2009 to 2014 and as President from 2007 to 2009. From 1993 to 2004, Mr. Bhusri held a number of senior management positions with PeopleSoft, Inc., including Vice Chairman of its board of directors from 1999 to 2002. Mr. Bhusri is currently an advisory partner at Greylock Partners, a Silicon Valley venture capital firm that he has been associated with since 1999, and prior to that time worked at Norwest Venture Partners and Morgan Stanley. He has served as a director of General Motors Company since October 2021 and currently serves as a director of the Workday Foundation. He served as a director of Intel Corporation from 2014 to November 2019 and of Pure Storage, Inc. from 2010 to 2018.

Qualifications

Mr. Bhusri received bachelor’s degrees in electrical engineering and economics from Brown University, and a master’s degree in business administration from Stanford University, where he has served as a member of the Board of Trustees since June 2019. He brings to our Board extensive executive leadership and operational experience, including his experience and familiarity with our business as a co-founder and Executive Chair.

THOMAS F. BOGAN
Former Vice Chair, Corporate Development, Workday
Age: 72 Director since 2022	Workday Committees: • Investment
Biography

Tom Bogan joined Workday in August 2018 through our acquisition of Adaptive Insights and served as Vice Chair, Corporate Development, from February 2021 to January 2022. From February 2020 to February 2021, Mr. Bogan served as Vice Chair with responsibility for our Workday Strategic Sourcing business, and from 2018 to February 2020, he was Executive Vice President of our Planning Business Unit. At Adaptive Insights, Mr. Bogan was Chief Executive Officer and a director from 2015 until its acquisition by Workday. Mr. Bogan has served on the board of Aspen Technology, Inc. since May 2022. From 2007 until January 2019, he was a director of Apptio, Inc., including its Chair from 2012 to January 2019, and a director of Citrix Systems, Inc. from 2003 to 2016. He currently serves as a director of various privately held companies.

Qualifications

Mr. Bogan received a bachelor’s degree in accounting from Stonehill College. He brings to our Board extensive executive leadership experience and expertise in software technology companies, including experience and familiarity with our business.

2024 Proxy Statement | 9

PROPOSAL NO. 1: ELECTION OF DIRECTORS

LYNNE M. DOUGHTIE
Former U.S. Chair and Chief Executive Officer, KPMG LLP
Age: 61 Director since 2021 Independent	Workday Committees: • Audit • Compensation
Biography

Lynne M. Doughtie was U.S. Chair and Chief Executive Officer of KPMG LLP, a global leader in audit, tax, transaction, and advisory services, from 2015 until her retirement in June 2020. Prior to that, she served in many leadership roles after joining KPMG in 1985, including as Vice Chair of the firm’s U.S. Advisory business from 2011 to 2015. Ms. Doughtie has been a director of The Boeing Company since January 2021. She also serves on the board of directors of several nonprofit organizations and on the board of advisors of various private companies and educational institutions.

Qualifications

Ms. Doughtie received a bachelor’s degree in accounting from Virginia Tech. She brings to our Board extensive experience in risk management and information security from her years at KPMG, as well as her experience advising organizations on complex global business matters and strategies across industries and financial expertise.

Continuing Directors
CHRISTA DAVIES
Chief Financial Officer and Executive Vice President of Global Finance, Aon plc
Age: 53 Director since 2012 Independent	Workday Committees: • Audit Committee (Chair)
Biography

Christa Davies is the Chief Financial Officer and Executive Vice President of Global Finance at Aon plc, a global risk management, insurance, and human resources solutions company. She has served as Aon’s Chief Financial Officer since 2008 and as Executive Vice President of Global Finance since 2007. Prior to joining Aon, Ms. Davies spent five years at Microsoft Corporation, most recently as a Corporate Vice President and the Chief Financial Officer of the Platform & Services Division. Ms. Davies has also served as a director of Stripe, Inc. since August 2020.

Qualifications

Ms. Davies received a bachelor’s degree in mechanical engineering, majoring in Aerospace Engineering, from the University of Queensland in Australia, and earned a master’s degree in business administration as a Fulbright Scholar from Harvard Business School. She brings to our Board extensive experience in the software and technology industries, as well as financial expertise.

10 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

CARL M. ESCHENBACH
Chief Executive Officer, Workday
Age: 57 Director since 2018	Workday Committees: • None
Biography

Carl M. Eschenbach has been our Chief Executive Officer since February 2024 after serving as our Co-Chief Executive Officer since December 2022. Mr. Eschenbach was a general partner at Sequoia Capital Operations, LLC, a venture capital firm, from 2016 to December 2022, where he currently serves as a venture partner. Prior to that, Mr. Eschenbach spent 14 years at VMware, Inc., a leading innovator in enterprise software, where he held a number of leadership roles in operations, most recently as its President and Chief Operating Officer from 2012 to 2016. Prior to that, Mr. Eschenbach held various sales management positions with Inktomi Corporation, 3Com Corporation, Lucent Technologies, Inc., and EMC Corporation. Mr. Eschenbach served as a director of Aurora Innovation, Inc. from March 2019 to March 2023, UiPath, Inc. from December 2020 to March 2023, Zoom Video Communications, Inc. from 2016 to January 2023, and Snowflake Inc. from May 2019 to April 2023. He has served as a director of Palo Alto Networks, Inc. since 2013.

Qualifications

Mr. Eschenbach received an electronics technician diploma from DeVry University. He brings to our Board over 30 years of operational and sales experience in the technology industry and deep knowledge of high-growth companies.

WAYNE A.I. FREDERICK, M.D.
President Emeritus, Howard University
Age: 52 Director since 2022 Independent	Workday Committees: • Nominating and Governance
Biography

Wayne A.I. Frederick, M.D. is the President Emeritus of Howard University, having previously served as the President from 2014 through August 2023, and is the distinguished Charles R. Drew Professor of Surgery at the Howard University College of Medicine. He is also a practicing cancer surgeon at Howard University Hospital. Prior to serving as President, Dr. Frederick served as Howard University’s interim president (elected 2013) after serving as provost and chief academic officer for more than a year. Following his post-doctoral research and surgical oncology fellowships at the University of Texas MD Anderson Cancer Center, Dr. Frederick began his academic career as associate director of the Cancer Center at the University of Connecticut. Upon his return to Howard University, his academic positions included Associate Dean in the College of Medicine, Division Chief in the Department of Surgery, Director of the Cancer Center, and Deputy Provost for Health Sciences. Dr. Frederick is a fellow of the American College of Surgeons and belongs to numerous surgical organizations, including the American Surgical Association. Dr. Frederick served on the board of directors of Forma Therapeutics Holdings, Inc. from July 2020 to October 2022. He has served on the board of directors of Mutual of America Life Insurance Company since September 2020, Humana, Inc. since February 2020, and Insulet Corporation since October 2020, and is also a director of other privately held companies and charitable organizations.

Qualifications

Dr. Frederick received a bachelor’s degree in zoology, a doctor of medicine (M.D.), and a master’s degree in business administration from Howard University. He brings to our Board deep experience in business administration, extensive leadership skills, and insight into the healthcare and education industries.

2024 Proxy Statement | 11

PROPOSAL NO. 1: ELECTION OF DIRECTORS

MARK J. HAWKINS
Former President and CFO Emeritus, Salesforce.com, Inc.
Age: 65 Director since 2023 Independent	Workday Committees: • Audit
Biography

Mark J. Hawkins served as President and CFO Emeritus of Salesforce, Inc., a software company, from February 2021 to November 2021, President and Chief Financial Officer from 2017 to February 2021, and Executive Vice President and Chief Financial Officer from 2014 to 2017. Prior to that, he served as Chief Financial Officer and Executive Vice President of Autodesk, Inc., a design software and services company, Chief Financial Officer and Senior Vice President of Finance & IT at Logitech International S.A., a global hardware company, and held various positions at Dell and Hewlett-Packard. Mr. Hawkins has served as a director of SecureWorks Inc. since 2016, Toast, Inc. since April 2020, and Cloudflare, Inc. since June 2022. He currently serves as a director of various privately held companies.

Qualifications

Mr. Hawkins received a bachelor’s degree from Michigan State University and a master’s degree in business administration from the University of Colorado. He brings to our Board extensive experience as an officer and director of publicly traded software and technology companies and financial expertise in the technology industry.

MICHAEL M. MCNAMARA
Co-Founder and Chief Executive Officer, Samara Living Inc.
Age: 67 Director since 2011 Independent	Workday Committees: • Audit • Nominating and Governance (Chair)
Biography

Michael M. McNamara is Co-Founder and Chief Executive Officer of Samara Living Inc., a company specializing in factory built housing and additional dwelling units, a position he has held since May 2022. Prior to the formation of Samara Living Inc., Mr. McNamara served as Head of the Samara division of Airbnb, Inc. from January 2020 to May 2022. Mr. McNamara served as a venture partner at Eclipse Ventures, a Silicon Valley venture capital firm, from January 2019 to March 2022. From 2006 to 2018, Mr. McNamara was Chief Executive Officer of Flex Ltd., a company that delivers technology innovation, supply chain, and manufacturing solutions to diverse industries and end markets. He also held other senior roles at Flex after joining the company in 1994. Mr. McNamara has served as a director of Carrier Global Corporation since April 2020 and is also a director of several private companies. Mr. McNamara served as a director of Slack Technologies, Inc. from December 2019 to July 2021, and of Flex from 2005 to 2018. He served as a member of the Visiting Committee of the Sloan School of Management at Massachusetts Institute of Technology (“MIT”) from June 2019 to December 2022, on the board of advisors of MIT from 2014 to June 2019, and on the board of advisors of Tsinghua University School of Economics and Management from 2006 to 2019, and is an advisor to several other private companies and one investment fund.

Qualifications

Mr. McNamara received a bachelor’s degree in industrial management from the University of Cincinnati and a master’s degree in business administration from Santa Clara University. He brings to our Board extensive leadership and experience in managing international operations. His prior service as Flex’s Chief Executive Officer provides a management perspective to business and strategic decisions of the Board.

12 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

GEORGE J. STILL, JR.
Partner Emeritus, Norwest Venture Partners
Age: 66 Director since 2009 Lead Independent Director	Workday Committees: • Compensation (Chair) • Nominating and Governance • Investment
Biography

George J. Still, Jr. has served as Lead Independent Director since 2012 and as Vice Chair of the Board since 2014. Mr. Still is a partner emeritus at Norwest Venture Partners, a global venture capital firm that he joined in 1989, and was a co-managing partner from 1994 to 2014. Prior to that, he was with Ernst & Young LLP, an accounting firm, and a partner at Centennial Funds, a venture capital firm. Mr. Still led the sole venture investment in PeopleSoft, Inc., where he served as a director from 1991 to 2001. Mr. Still manages Still Capital Partners, LLC, which he founded in 2014. He served as a director and Chairman of the Board of Stillwater Growth Corp I, LLC, a special purpose acquisition company, from February 2021 to December 2022. Mr. Still served on the Board of Advisors at the Tuck School of Business and the Center of Private Equity and Venture Capital at Tuck from 2011 to 2019. He currently serves as a director of two private companies.

Qualifications

Mr. Still received a bachelor’s degree in accounting from Pennsylvania State University and a master’s degree in business administration from the Tuck School of Business at Dartmouth College. He brings to our Board financial and investing acumen through his many years with Norwest Venture Partners. His service as an advisor to technology companies provides a valuable resource for our Board.

JERRY YANG
Founding Partner, AME Cloud Ventures
Age: 55 Director since 2013 Independent	Workday Committees: • Compensation • Investment (Chair)
Biography

Jerry Yang is the founding partner of AME Cloud Ventures, an innovation investment firm that he started in 2012. Mr. Yang was a co-founder of Yahoo! Inc., where he served as a director from 1995 to 2012, and as Chief Executive Officer from 2007 to 2009. Mr. Yang also led Yahoo’s investments in Yahoo! Japan Corporation and Alibaba Group Holding Limited. Mr. Yang was a director of Lenovo, Inc. from 2014 to November 2023. He has been a director of Alibaba Group Holding Limited since 2014 and was also a director from 2005 to 2012. He is the Chair of the Stanford University Board of Trustees, and is a director and/or advisor of several other companies and foundations.

Qualifications

Mr. Yang received a bachelor’s degree and a master’s degree in electrical engineering from Stanford University, where he served on the Board of Trustees from 2005 until 2015 and from 2017 to the present. He brings to our Board extensive global leadership skills and deep experience in consumer internet technology.

2024 Proxy Statement | 13

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Board Diversity Matrix
As of May [ ], 2024
The following chart shows certain self-identified personal characteristics of our directors and nominees, in accordance with Nasdaq Listing Rule 5605(f). To see our Board Diversity Matrix as of May 10, 2023, please see the proxy statement filed with the SEC on May 10, 2023.
Total number of directors: 11
	Female	Male	Non-binary	Did not disclose gender
Directors	3	8	—	—
Number of directors who identify in any of the categories below:
African American or Black	1	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or more races or ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did not disclose demographic background	—	—	—	—
14 | workday.com

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
FOR
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JANUARY 31, 2025.

The Audit Committee of the Board of Directors has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, to audit our consolidated financial statements for the year ending January 31, 2025. During our fiscal year ended January 31, 2024, Ernst & Young LLP served as our independent registered public accounting firm and has audited our consolidated financial statements since its appointment in 2008.
Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Workday and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2025. Our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees billed or to be billed by Ernst & Young LLP and affiliates for professional services rendered with respect to the fiscal years ended January 31, 2024 and 2023. All of these services were approved by the Audit Committee.
	Fiscal Year Ended January 31,
	2024	2023
Audit Fees(1)	$7,166,474	$4,759,171
Audit Related Fees(2)	1,537,910	1,266,189
Tax Fees(3)	305,104	962,169
All Other Fees	—	—
Total	$9,009,488	$6,987,529

(1)
Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements, and audits of our statutory financial statements in non-U.S. jurisdictions.

(2)
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.” This primarily consists of fees for service organization control audits under Statement on Standards for Attestation Engagements No. 18 and fees for information security assessments.

(3)
Consists of fees in connection with tax compliance and tax consulting services.

Auditor Independence
Under its charter, the Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has determined that the rendering of non-audit services for assurance and related services that are reasonably related to the performance of the audit services, audit-related services, tax services, and other services by Ernst & Young LLP is compatible with maintaining the principal accountants’ independence.
2024 Proxy Statement | 15

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pre-Approval Policies and Procedures
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee (or its Chair if such approval is required prior to the next Audit Committee meeting) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.
Vote Required
The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.
16 | workday.com

PROPOSAL NO. 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO WORKDAY’S NAMED EXECUTIVE OFFICERS.
We are seeking an advisory, non-binding stockholder vote with respect to the compensation awarded to our named executive officers (or “NEOs”), referred to as a “Say-on-Pay” vote, for the fiscal year ended January 31, 2024, in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our executive compensation program and the compensation paid to our NEOs are described on pages 42-61 of this Proxy Statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our NEOs, in ways that support the following principles that we believe reflect our core values:
•
motivate, attract, and retain the best talent;

•
support a high-performance culture by rewarding excellence and achievement;

•
recognize and retain top-performing talent via differentiated rewards and opportunities;

•
reinforce alignment with Workday’s values (in particular, a focus on excellence and an attitude of ownership);

•
create alignment with Workday’s strategy and long-term performance; and

•
provide an opportunity for each employee to share in the success we create together.

To help achieve these objectives, we structure our NEOs’ compensation to reward the achievement of short-term and long-term strategic and operational goals.
Based on the above, we request that stockholders approve on a non-binding, advisory basis, the compensation of Workday’s NEOs as described in this Proxy Statement pursuant to the following resolution:
RESOLVED, that the compensation paid to Workday’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, compensation tables, and narrative discussion, is hereby APPROVED.
Vote Required
Approval of our named executive officers’ compensation requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.
As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs. Stockholders should be aware that this advisory vote occurs after significant NEO compensation decisions have been made in the current fiscal year. In addition, because the compensation elements integrate into an overall compensation package, it may not be possible or appropriate to change the compensation package to reflect the results of one year’s advisory vote on NEO compensation before the next annual meeting of stockholders.
Unless the Board modifies its policy on the frequency of holding advisory votes on NEO compensation, the next such advisory vote will occur at our 2025 Annual Meeting of Stockholders.
2024 Proxy Statement | 17

PROPOSAL NO. 4: APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION.
Background
In accordance with Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”), Article VII of Workday’s Restated Certificate of Incorporation (“Certificate of Incorporation”) currently contains a provision eliminating the personal liability of Workday’s directors for monetary damages for breach of fiduciary duty as a director, except to the extent such an elimination is not permitted by the DGCL. Pursuant to an amendment to Section 102(b)(7) of the DGCL that became effective on August 1, 2022, a Delaware corporation is now permitted to include a provision eliminating or limiting monetary liability for certain senior officers for breach of the duty of care in certain actions. In light of this update, we are proposing to amend Workday’s Certificate of Incorporation to add a provision exculpating certain of Workday’s officers, in addition to Workday’s directors, from liability in specific circumstances, as permitted by the DGCL.
Reasons for the Proposed Amendment
Our Board of Directors is committed to attracting and retaining talented officers, addressing developments in the law, and good corporate governance practices. The new DGCL legislation permits, and the proposed amendment would permit, exculpation only for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by Workday itself or for derivative claims brought by stockholders in the name of Workday. Furthermore, the limitation on liability would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
Our Board desires to amend the Certificate of Incorporation to maintain provisions consistent with the governing statutes contained in the DGCL and believes that amending the Certificate of Incorporation to add the authorized liability protection for certain officers of Workday, consistent with the protection in the Certificate of Incorporation currently afforded directors of Workday, will be beneficial in attracting and retaining experienced and qualified officers and would potentially reduce litigation costs associated with frivolous lawsuits. Further, Workday has undertaken in its indemnification agreements with its officers and directors to at all times provide for indemnification and exculpation of officers and directors to the fullest extent permitted under applicable law.
Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, consistent with the protection in the Certificate of Incorporation currently afforded our directors, and the benefits the Board believes would accrue to Workday and its stockholders in the form of an enhanced ability to attract and retain talented officers, the non-officer members of the Board adopted a resolution on April 24, 2024, authorizing and declaring it advisable and in the best interests of Workday to amend the Certificate of Incorporation to limit the scope of officer liability and recommended the submission of this amendment for stockholder approval at the Annual Meeting.
What Happens if this Proposal is Approved?
The proposed amendment would modify Article VII of the Certificate of Incorporation to eliminate personal liability of Workday’s officers for monetary damages for breach of fiduciary duty as an officer, except to the extent such an exemption from liability or limitation thereof is not permitted by Delaware law. A copy of the proposed amendment to our Certificate of Incorporation is included in Appendix A.
If adopted, the proposed amendment would limit the ability of Workday’s stockholders to seek monetary damages directly against Workday’s officers. However, this provision would not eliminate officers’ monetary liability for breach of the duty of care claims brought by Workday itself or for derivative claims made by stockholders on behalf of Workday. The proposed amendment would not limit the liability of officers for any breach of the duty of loyalty, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit.
18 | workday.com

PROPOSAL NO. 4: APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

If the proposed amendment is adopted, Workday’s current or future officers that would be subject to this provision would be an individual serving as President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Controller, Treasurer, or Chief Accounting Officer, an individual identified in public filings as one of the most highly compensated officers of Workday, and an individual who, by written agreement with Workday, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute. If the proposed amendment is adopted, it will not eliminate or limit the liability of an officer for any act or omission occurring prior to the date on which it becomes effective.
Vote Required
Approval of this amendment to Workday’s Restated Certificate of Incorporation to provide for officer exculpation requires the affirmative vote of at least two-thirds of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.
2024 Proxy Statement | 19

DIRECTORS AND CORPORATE GOVERNANCE
Corporate Governance
Workday is committed to effective corporate governance that is informed by our stockholders, promotes the long-term interests of our stockholders, and strengthens board and management accountability. Our Corporate Governance Guidelines establish the governance framework within which the Board of Directors conducts its business and fulfills its responsibilities. These guidelines are available on our website at www.workday.com/governanceguidelines. The Board regularly reviews our Corporate Governance Guidelines in light of legal and regulatory requirements, evolving best practices, and other developments, and approves updates as appropriate.
Our Board has taken a thoughtful approach to board composition to ensure that our directors have backgrounds that collectively add significant value to the strategic decisions made by the company and that enable them to provide oversight of management to ensure accountability to our stockholders. In addition to a strong, highly independent Board, we are committed to a corporate governance structure that promotes long-term stockholder value creation through a sound leadership structure and by providing our stockholders with both the opportunity to provide direct feedback and key substantive rights to help ensure accountability.
Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors, officers, employees, and contractors. The Code of Conduct helps simplify our commitment to integrity by providing a framework for doing the right thing. Our Code of Conduct is available on our website at www.workday.com/codeofconduct.
Risk Oversight by Our Board of Directors
Board of Directors

•
Reviews strategic and operational risks

•
Receives reports on all significant committee activities at each regular meeting

•
Evaluates the risks inherent in significant transactions

•
Assists in determining the appropriate level of risk for our company and assesses the specific risks that we face

•
Reviews management’s strategies for adequately mitigating and managing identified risks

Audit Committee	Compensation Committee	Nominating and Governance Committee

•
Oversees the overall enterprise risk management framework of the company

•
Oversees the accounting and financial reporting processes of the company

•
Oversees risks relating to financial accounting, reporting and controls, and ethical, legal, and regulatory matters, including cybersecurity and other information technology risk

•
Assesses risks created by the incentives inherent in our compensation policies

•
Oversees human capital management, including belonging and diversity and employee engagement

•
See “Compensation Policies and Practices as they relate to Risk Management” in the “Compensation Discussion and Analvsis” section elsewhere in this Proxy Statement for additional information

•
Assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and ESG matters, including corporate governance, government relations activities, and sustainability initiatives

Management
• Responsible for day-to-day management of risk • Reports to Board on a regular basis on areas of strategic and operational risks
20 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE

Risk is inherent in every business, and so risk assessment and oversight are critical parts of Workday’s governance and management processes. While our management team is responsible for the day-to-day management of risk, our Board of Directors is ultimately responsible for risk oversight. Our Board exercises its risk oversight function both directly and indirectly through its various committees and believes that open communication between our management team and our Board is essential for effective risk management and oversight. Our Board receives regular reports from members of senior management on areas of material risk to Workday, including strategic, operational, financial, cybersecurity, privacy, legal, regulatory, reputational, and ESG-related risks. While our full Board reviews material business and strategic risks, the Audit Committee, Nominating and Governance Committee, Compensation Committee, and Investment Committee support our Board in discharging its risk oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face, and that our Board leadership structure supports this approach.
Security, Privacy, and Trust
At Workday, security, privacy, trust, and compliance are among our top priorities. We employ rigorous measures at the organizational, architectural, and operational levels that are designed to protect customer data, applications, and infrastructure and to help ensure compliance with global privacy laws and regulations. Our Board of Directors devotes significant time to our privacy practices as well as cybersecurity and information security risk and cyber incident preparedness and response. Our Chief Privacy Officer reports at least annually to the Board and our Chief Information Security Officer regularly reports to the Audit Committee and the Board on existing and emerging cyber threats, incident response, our security framework and governance processes, security features of the products we provide our customers, the results of third-party assessments, and the status of projects to strengthen our cybersecurity systems. Additionally, we are committed to trustworthy AI and act responsibility and transparently in the design and delivery of our AI solutions to support equitable recommendations. More information on Workday’s Security, Privacy, and Trust practices is available on our Trust website at https://www.workday.com/en-us/why-workday/trust/overview.html.
Stockholder Engagement
Our Board of Directors values and takes seriously the views of our stockholders, regularly reviews current governance and executive compensation policies and practices, sustainability practices, and culture and human capital issues, and will consider appropriate changes as we grow and mature. In addition to our annual meeting of stockholders each year, we provide stockholders with opportunities to deliver feedback on our corporate governance, compensation programs, sustainability practices, and other areas through a year-round stockholder engagement program. We engage with proxy advisory firms to discuss our programs and stockholder feedback and learn about key focus areas their clients are raising. Our quarterly earnings calls provide stockholders with an opportunity to hear about our financial results and corporate strategy.
Our Investor Relations team regularly meets with investors and investment analysts. Meetings often include participation from our legal, environmental sustainability, executive compensation, and belonging and diversity business leaders. Our Legal team regularly communicates topics discussed and stockholder feedback to senior management and the Board for consideration in their decision-making.
Below is a summary of our engagement with stockholders since we filed our 2023 Proxy Statement.
We actively reached out to our top 20 stockholders, representing approximately of the shares of our outstanding Class A common stock.	We held meetings with 15 stockholders, representing approximately of the shares of our outstanding Class A common stock.
2024 Proxy Statement | 21

DIRECTORS AND CORPORATE GOVERNANCE

In fiscal 2024, specific meetings with our stockholders included discussions of:
•
Financial performance;

•
Board composition, corporate governance, and our dual-class share structure;

•
Our executive compensation program, including alignment of pay with performance and stock-based compensation dilution;

•
ESG matters and disclosure, including diversity and inclusion and sustainability metrics, initiatives, and disclosures; and

•
Our strategic roadmap and growth drivers, including responsible AI.

We manage our business with a focus on continued innovation, growth, and stockholder value creation, and recognize that our compensation programs must balance stockholder perspectives with our ability to retain and attract the highest caliber of talent to facilitate growth at scale. For example, we adopted our Omnibus Bonus Plan in early fiscal 2024 to increase our disclosure regarding the company performance metrics we use or may use in our cash bonus program. We have also enhanced our disclosure regarding our company performance metrics and achievement of such metrics in this Proxy Statement, including the “Compensation Discussion and Analysis” section. In addition, we are focused on reducing the dilutive impact of stock-based compensation and have set a target to reduce our stock-based compensation expense as a percentage of revenue to approximately 15% by fiscal 2027.
We intend to continue the dialogue with our stockholders on these matters and will consider stockholder feedback along with best practices, market standards, and applicable regulations in making governance and other key board decisions.
Director Independence
Our Class A common stock is listed on the Nasdaq Global Select Market. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. Our Board of Directors has determined that none of our current directors who are not current or former employees (Messrs. Frederick, Hawkins, McNamara, Still, and Yang and Mses. Campbell, Davies, and Doughtie) has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq Global Select Market.
Leadership Structure
Our corporate governance framework provides the Board of Directors flexibility to determine the appropriate leadership structure that promotes Board effectiveness and is in the best interests of Workday and our stockholders. Our Corporate Governance Guidelines do not require the separation of the offices of Chair of the Board and Chief Executive Officer. The Board may appoint a Chair of the Board and one or more Vice Chair of the Board, at least one of whom will be an independent director. If the role of Chair is filled by a director who does not qualify as an independent director, the independent members of the Board will designate a Lead Independent Director. The Lead Independent Director may also be a Vice Chair of the Board.
Effective February 1, 2024, the start of our fiscal 2025, in accordance with an established succession plan, Mr. Bhusri stepped down from his role as Co-Chief Executive Officer and assumed the role of Executive Chair, and Mr. Eschenbach, formerly Co-Chief Executive Officer alongside Mr. Bhusri, assumed the role of sole Chief Executive Officer. Mr. Bhusri and Mr. Eschenbach also serve as members of our Board, with Mr. Bhusri serving as Chair of the Board since April 2021. Because our Chair is a current executive officer of Workday, Mr. Still also serves as a Vice Chair and Lead Independent Director of the Board. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight, and expertise from outside of Workday, while Messrs. Bhusri, Bogan, and Eschenbach bring Workday-specific experience and expertise. Our Board believes that the current leadership structure, coupled with a strong emphasis on independence, provides effective independent oversight of management while allowing the Board and management to benefit from the extensive executive leadership and operational experience of Messrs. Bhusri and Eschenbach. As Co-Founder and Executive Chair, Mr. Bhusri possesses in-depth knowledge of the issues, opportunities, and challenges facing Workday and its business, while Mr. Eschenbach, as Chief Executive Officer, is positioned to identify key strategic priorities and coordinate with the Board in executing our business strategy.
22 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE

Lead Independent Director
Mr. Still serves as Vice Chair and as Lead Independent Director of the Board of Directors. As Lead Independent Director, among other responsibilities, Mr. Still presides over regularly scheduled meetings at which only our independent directors are present; serves as a liaison between the Chief Executive Officer, Chair, and the independent directors; and performs such additional duties as our Board may otherwise determine and delegate.
Executive Sessions of Independent Directors
In order to promote open discussion among independent directors, our Board of Directors has a policy of conducting executive sessions of independent directors during each regularly scheduled Board meeting and at such other times if requested by an independent director. These executive sessions are usually chaired by our Lead Independent Director and feedback is provided to Workday’s Chief Executive Officer or other members of management, as needed, promptly after such executive sessions.
Meetings of the Board of Directors
The Board of Directors met nine times during fiscal 2024 and took action by unanimous written consent two times. Each director attended at least 75% of the total number of meetings of the Board and of any Board committees of which he or she was a member during fiscal 2024.
It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. All members of the Board during fiscal 2024 attended our annual meeting held on June 22, 2023. We have scheduled our 2024 Annual Meeting on the same day as a regularly scheduled Board meeting in order to facilitate attendance by our Board members.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and an Investment Committee. The current composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. The following table provides membership information for each of our Board committees:
	Audit Committee	Compensation Committee	Nominating & Governance Committee	Investment Committee
Aneel Bhusri
Thomas F. Bogan
Ann-Marie Campbell
Christa Davies
Lynne M. Doughtie
Carl M. Eschenbach
Wayne A.I. Frederick, M.D.
Mark J. Hawkins
Michael M. McNamara
George J. Still, Jr.
Jerry Yang
= Chair of the Board	= Chair
= Lead Independent Director	= Member
2024 Proxy Statement | 23

DIRECTORS AND CORPORATE GOVERNANCE

Audit Committee
Our Audit Committee is composed of Mses. Davies and Doughtie, and Messrs. Hawkins and McNamara, each of whom is independent and financially literate within the meaning of the Nasdaq Global Select Market rules. Ms. Davies is the Chair of the committee. Each of Mses. Davies and Doughtie, and Messrs. Hawkins and McNamara also satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Mses. Davies and Doughtie, and Mr. Hawkins are each an Audit Committee financial expert, as that term is defined under SEC rules, and possess financial sophistication as defined under the rules of the Nasdaq Global Select Market. The designation does not impose on any of them any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors.
The Audit Committee met nine times during fiscal 2024. The committee is directly responsible for, among other things:
•
selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters or alleged violations of our Code of Conduct or applicable laws;

•
considering the adequacy of our internal controls and internal audit function;

•
reviewing the development and implementation of disclosure controls and procedures with respect to ESG disclosures;

•
overseeing our overall enterprise risk management framework and reviewing our major financial risk exposures, significant climate-related financial risks, cybersecurity, privacy, and other information technology risks, and processes to manage risk;

•
overseeing our global ethics and compliance function;

•
reviewing proposed waivers of the Code of Conduct for directors and executive officers;

•
reviewing material related party transactions or those that require disclosure; and

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Audit Committee charter is available on our website at www.workday.com/audit-committee-charter.
Compensation Committee
Our Compensation Committee is composed of Ms. Doughtie and Messrs. Still and Yang, each of whom is independent within the meaning of the Nasdaq Global Select Market rules. Mr. Still is the Chair of our Compensation Committee. Each member of the committee is also a “non-employee director” under Rule 16b-3(b)(3)(i) of the Exchange Act and is free from any relationship that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment as a Compensation Committee member.
The Compensation Committee met five times during fiscal 2024 and took action by unanimous written consent 12 times. The committee is responsible for, among other things:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
reviewing and approving, or recommending that our Board approve, the terms of any employment arrangements with our executive officers;

•
reviewing and approving the selection of peer companies used for compensation analysis;

•
reviewing and approving, or recommending that our Board approve, any amendment of our recoupment policies and practices and stock ownership guidelines applicable to our Board and/or executive officers;

•
administering our stock and equity incentive plans;

24 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE

•
reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;

•
reviewing our strategies and policies related to human capital management, including belonging and diversity and employee engagement;

•
reviewing our major compensation and human capital-related risk exposures; and

•
reviewing our overall compensation philosophy.

The Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Compensation Committee charter is available on our website at www.workday.com/compensation-committee-charter.
Nominating and Governance Committee
Our Nominating and Governance Committee is composed of Ms. Campbell and Messrs. Frederick, McNamara, and Still, each of whom is independent within the meaning of the Nasdaq Global Select Market rules. Mr. McNamara is the Chair of our Nominating and Governance Committee.
The Nominating and Governance Committee met five times during fiscal 2024. The committee is responsible for, among other things:
•
identifying and recommending candidates for membership on our Board of Directors;

•
reviewing and recommending our Corporate Governance Guidelines and policies;

•
overseeing and periodically reviewing our policies and programs concerning environmental sustainability, social responsibility, and governance, as well as our participation and visibility as a global corporate citizen;

•
overseeing significant risks related to ESG, including climate-related risks, and the steps management has taken to monitor or mitigate such risks;

•
conducting an annual review of the independence of the non-employee directors and members of the Nominating and Governance Committee, the Audit Committee, and the Compensation Committee;

•
reviewing and recommending the composition of our Board and its committees in light of the current needs of the Board, including determining whether it may be appropriate to add or remove directors after considering issues of judgment, diversity, age, skills, background, and experience;

•
overseeing the process of evaluating the performance of our Board;

•
reviewing any feedback received from stockholder engagement efforts and reviewing any proposals properly submitted by stockholders for action at annual meetings of stockholders and making recommendations to our Board regarding action to be taken in response to such proposals; and

•
assisting our Board on other corporate governance matters.

The Nominating and Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Nominating and Governance Committee charter is available on our website at www.workday.com/nominating-governance-committee-charter.
Investment Committee
Our Investment Committee is composed of Messrs. Yang, Bogan, and Still. Mr. Yang is the Chair of our Investment Committee. Our Investment Committee is responsible for reviewing and approving, or recommending that the Board of Directors approve, certain mergers, acquisitions, joint ventures, and investments, and working with management to develop effective and scalable processes for the review and execution of such transactions. The Investment Committee met two times during fiscal 2024.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is, or at any time during the past year has been, an officer or employee of ours during the time on which they served on the Compensation Committee. None of our executive officers currently serve, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
2024 Proxy Statement | 25

DIRECTORS AND CORPORATE GOVERNANCE

Considerations in Evaluating Director Nominees
The Nominating and Governance Committee is responsible for identifying, evaluating, and recommending candidates to the Board of Directors for Board membership, or the Board may conduct the process of identifying and evaluating Board candidates directly. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing an experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders, or other persons.
The Nominating and Governance Committee will recommend to the Board for selection all nominees to be proposed by the Board for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board for election at each annual meeting of stockholders, and, if requested by the Board, will recommend all director nominees to be appointed by the Board to fill interim director vacancies.
The Board will be responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. The Board may, either directly or upon the recommendation of the Nominating and Governance Committee, consider the minimum qualifications set forth below and such other factors as it may deem, from time to time, are in the best interests of Workday and our stockholders.
Director Qualifications
The Nominating and Governance Committee and the Board of Directors believe that candidates for director should have certain minimum qualifications, including, without limitation:
•
demonstrated business acumen and leadership, and high levels of accomplishment;

•
experience with high-growth companies and global public companies;

•
ability to exercise sound business judgment and to provide insight and practical wisdom based on experience;

•
commitment to understand Workday and its business, industry, and strategic objectives;

•
integrity and adherence to high personal ethics and values, consistent with our Code of Conduct;

•
ability to read and understand financial statements and other financial information pertaining to Workday;

•
commitment to enhancing stockholder value;

•
willingness to act in the interest of all stockholders; and

•
for directors who are not current or former employees, independence under Nasdaq Global Select Market listing standards and other applicable rules and regulations.

In the context of the Board’s existing composition, other requirements that are expected to contribute to the Board’s overall effectiveness and meet the needs of the Board and its committees may be considered.
The Nominating and Governance Committee oversees each individual director’s performance, the Board’s performance, and the operation and composition of each committee. Also, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. To help ensure that our directors devote sufficient time to carry out their duties and responsibilities effectively, our Corporate Governance Guidelines provide that each director may not serve on more than three other public company boards without prior approval of the Nominating and Governance Committee and that each director should engage in discussion with our Nominating and Governance Committee prior to accepting an invitation to serve on a public or for-profit private company board of directors.
When considering nominees, our Nominating and Governance Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, financial and other business expertise, breadth of experience, relevant skills and whether their skills are complementary to those of our existing board, and experience in and knowledge about our business or industry. Additionally, although Workday does not have a formal diversity policy with regards to directors, Workday values diversity on a company-wide basis and endeavors to assemble a board with diverse perspectives and demographics (e.g., age, race, gender) and is in compliance with the board diversity
26 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE

requirements of Nasdaq. The committee does not assign specific weights to any particular criteria and reviews the candidate’s qualifications in light of the specific needs of the Board at that time.
Director Tenure
We believe that a mix of long- and shorter-tenured directors contributes to the effectiveness of our Board of Directors. Long-tenured directors possess institutional knowledge and valuable historical insights into Workday’s operations, while new directors bring fresh perspectives. In furtherance of this objective, the Board elected Messrs. Bogan, Frederick, and Hawkins within the last two fiscal years.
Under the Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for re-election, director tenure is considered.
Director Onboarding and Continuing Education
Our director onboarding program is designed to familiarize new directors with our company, industry, culture, and policies in an effort to optimize their service on the Board of Directors. New directors receive orientation materials that provide them with important information about Workday, our Board, and the general roles and responsibilities of directors of publicly traded companies. Each new director also is invited to meet with our executives and other key members of senior management to gain a deeper understanding of Workday’s business and operations.
We recognize the benefit of continuing education for our directors. Our executives, other key members of senior management, and outside experts, as appropriate, routinely speak at Board and committee meetings on topics impacting Workday, including emerging risks, industry trends, technological developments, and competitive challenges. We also encourage our directors to attend external educational programs and provide financial and administrative support for that purpose.
Board Evaluations
Our Board of Directors is committed to continuous improvement, and the annual Board and committee self-evaluations play critical roles in assessing the overall effectiveness of our Board and committees. Each director completes a written questionnaire that addresses the processes, structure, composition, and effectiveness of the Board and of each committee on which he or she sits. The results of the questionnaires are anonymized and provided to the Board and each committee, and Board and committee policies and practices are revised, as appropriate, based on the results of the evaluations.
Non-Employee Director Compensation
Under our current compensation practices, our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Our Board of Directors has historically approved annual refresh grants for our non-employee directors in respect of their Board and committee service at levels recommended by our Compensation Committee. Our compensation practices for non-employee directors are reviewed annually by our Compensation Committee. In addition, our executive compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), analyzes the competitive position of our director compensation program against the peer group used to review our executive compensation and examines how our director compensation levels, practices, and design features compare to members of our compensation peer group. Our Compensation Committee reviews this peer group to assess our director compensation against companies that have a similar size and growth trajectory as Workday and have similar business characteristics, such as companies focused on cloud applications or enterprise software. You can find additional information on our compensation peer group in the “Compensation Discussion and Analysis” section included elsewhere in this Proxy Statement.
During fiscal 2024, in accordance with the practices described above, our Compensation Committee reviewed our non-employee director compensation program and recommended that the Board maintain the annual refresh grant of restricted stock units (“RSUs”) to our non-employee directors and to the Chair, Vice Chair, Lead Independent Director, and Committee members at the same levels disclosed in our 2023 Proxy Statement, which are set forth in the table below. The number of RSUs awarded to each director is determined by dividing the value of RSUs approved by the
2024 Proxy Statement | 27

DIRECTORS AND CORPORATE GOVERNANCE

Board for each director by the trailing 20-day simple moving average stock price of Workday’s Class A common stock, calculated using the 20 trading days prior to the date of grant. These equity awards vest in one annual installment on May 5th of the year following the year of grant, assuming continuous service through the vest date.
Grant Type	Annual RSU Award
Non-Employee Director	$320,000
Chair of the Board	50,000
Vice Chair of the Board and Lead Independent Director	50,000
Chair of the Audit Committee	75,000
Member of the Audit Committee	37,500
Chair of each of the Board’s other Committees	50,000
Member of each of the Board’s other Committees	25,000
Additionally, upon joining our Board, a non-employee director will generally be granted an initial equity award in connection with his or her appointment to the Board. New directors joining our Board between annual meetings may also receive a pro-rated annual grant. Our 2022 Equity Incentive Plan provides that a continuing non-employee director may receive awards representing no more than $750,000 total value in any calendar year, and a newly appointed non-employee director may receive awards up to $1,750,000 in total value in the calendar year in which the individual first becomes a non-employee director, provided that any initial award granted in connection with the commencement of his or her initial service as a non-employee director shall not exceed $1,000,000 in value.
Consistent with the above, in fiscal 2024, the Compensation Committee granted awards to the non-employee directors as set forth in the following table. We also reimburse directors for travel expenses incurred in connection with attendance at Board meetings and other Workday events and for expenses incurred for continuing education related to their service as directors. Other than as set forth in the table below, in fiscal 2024, we did not pay any cash compensation or other fees to, make any equity awards or non-equity awards to, or pay any other compensation to any person who served as a non-employee director for all or a portion of fiscal 2024 in respect of their service as members of our Board.
Name	Grant Date	Number of Shares Subject to RSU Award(1)	Value of RSU Award on the Date of Grant(2)	Total Compensation
George J. Still, Jr. (Vice Chair)	6/22/2023	2,226	$491,946	$491,946
Thomas F. Bogan	6/22/2023	1,634	361,114	361,114
Ann-Marie Campbell	6/22/2023	1,634	361,114	361,114
Christa Davies	6/22/2023	1,989	439,569	439,569
Lynne M. Doughtie	6/22/2023	1,811	400,231	400,231
Wayne A.I. Frederick, M.D.	6/22/2023	1,515	334,815
	10/5/2023(3)	107	21,950	356,765
Mark J. Hawkins	3/5/2023(4)	4,011	768,307
	6/22/2023	1,515	334,815
	10/5/2023(5)	161	33,028	1,136,150
Michael M. McNamara	6/22/2023	1,930	426,530	426,530
Lee J. Styslinger III	6/22/2023(6)	1,693	374,153	374,153
Jerry Yang	6/22/2023	1,870	413,270	413,270

(1)
RSU awards shown in the table above vest in full on May 5, 2024, assuming continuous service through such date, other than as indicated in the following footnotes. The following table provides information regarding outstanding equity awards held by non-employee directors as of January 31, 2024:

28 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE

	RSU AWARDS
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(i)
George J. Still, Jr.	2,226	$647,922
Thomas F. Bogan	1,850	538,480
	1,634	475,608
Ann-Marie Campbell	1,634	475,608
Christa Davies	1,989	578,938
Lynne M. Doughtie	919	267,493
	1,811	527,128
Wayne A.I. Frederick, M.D.	3,280	954,710
	1,515	440,971
	107	31,144
Mark J. Hawkins	4,011	1,167,482
	1,515	440,971
	161	46,862
Michael M. McNamara	1,930	561,765
Jerry Yang	1,870	544,301

(i)
The market value of unvested RSUs is calculated by multiplying the number of unvested shares held by the applicable director by the closing price of our Class A common stock on January 31, 2024, the last trading day of our fiscal year, which was $291.07.

(2)
The amounts included in the “Value of RSU Award on the Date of Grant” column represent the aggregate grant date fair value of the RSU awards calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value of each RSU award is measured based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the directors.

(3)
Dr. Frederick was granted RSUs on October 5, 2023, in the amount of $25,000 in connection with his appointment as a member of our Nominating and Governance Committee.

(4)
Mr. Hawkins was granted RSUs on March 5, 2023, in the amount of $750,000 in connection with his appointment to our Board, one-fourth of which vested on March 5, 2024, and the balance of which will vest in equal installments over the following 12 quarters, assuming continuous service through the applicable vesting dates.

(5)
Mr. Hawkins was granted RSUs on October 5, 2023, in the amount of $37,500 in connection with his appointment as a member of our Audit Committee.

(6)
Mr. Styslinger, who resigned from our Board on September 7, 2023, continues to provide services to Workday as an advisor. As such, his RSU award continues to vest in accordance with the terms of the grant.

Communications with the Board of Directors
Stockholders and other interested parties wishing to communicate about bona fide issues or questions with the Board of Directors or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary at generalcounsel@workday.com or by mail to the Corporate Secretary, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. The communication should indicate that it contains a stockholder or interested party communication. All such communications will be forwarded to the director or directors to whom the communications are addressed. Workday will generally not forward to the Board a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about Workday.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12 of our Bylaws. Any nomination should be sent in writing to the Corporate Secretary, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our Bylaws and Rule 14a-19, and a written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Governance Committee and may be considered at any point during the year.
All proposals of stockholders that are intended to be presented by such stockholder at an annual meeting of stockholders must be in writing and notice must be delivered to the Corporate Secretary at the principal executive offices of Workday not later than the dates described below under “Additional Information — Stockholder Proposals for 2025 Annual Meeting.”
2024 Proxy Statement | 29

RESPONSIBLE BUSINESS PRACTICES
ESG* Oversight and Governance
We believe that strong oversight and governance of ESG contributes to Workday’s long-term success and allows us to make positive impacts in the environment and in the communities in which we operate. Our ESG program is implemented across our business and includes board and board committee oversight, executive-level leadership, and subject-matter experts who lead our ESG efforts across the company.
Board of Directors Oversight of ESG Program including priorities, goals, performance, risks, and key metrics

Nominating & Governance Committee
•
Oversight and review of policies and programs concerning environmental sustainability, social responsibility, and governance, as well as Workday participation and visibility as a global corporate citizen

•
Review and discussion with management on ESG strategy, initiatives. policies, and progress

Audit Committee Oversight of global ethics and compliance function
Compensation Committee Oversight over human capital management, including belonging and diversity and employee development

Executive Management
Our Chief People Officer, Chief Diversity Officer, and CEO regularly update our Board and Compensation Committee on human capital matters and seek their input on various ESG issues.

Chief People Officer Responsible for human capital strategy including human resources, global impact, and employee development, engagement and well-being	Chief Diversity Officer Responsible for the development and execution of Workday’s inclusion, belonging, and diversity programs and strategy

ESG Steering Committee
•
Executive sponsors: Chief Legal Officer and Chief Financial Officer

•
Reports to the Board at least annually on environmental sustainability matters and progress towards the company’s ESG goals and initiatives and status with ESG regulatory reporting requirements

•
Responsible for formalizing Workday’s ESG strategy, goals, and structure

•
Includes representatives from Legal, Finance, and Internal Audit functions

ESG Task Force
•
Meets regularly and supports the ESG Steering Committee

•
Consists of Chief Sustainability Officer, Chief Responsible Al Officer, Chief Philanthropy Officer, Senior Vice President of Total Rewards, and other subject-matter experts in sustainability, equity and belonging, compensation, talent and culture, workforce development, philanthropy, corporate governance, product innovation and customer satisfaction, communication, privacy and data security, and responsible Al

•
Responsible for day-to-day execution of ESG priorities

*
Our goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met. Content available at websites and in documents referenced in this section are not incorporated herein and are not part of this Proxy Statement.

30 | workday.com

RESPONSIBLE BUSINESS PRACTICES

Our People
When Workday was founded in 2005, co-founders Aneel Bhusri and David Duffield wanted to make one thing clear: culture comes first. With a strong belief that happy employees lead to happy customers, maintaining a strong culture of inclusivity, belonging, and fun was integral to the foundation of Workday. This culture-first philosophy has helped shape Workday into the global leader that it is today, and our people continue to be a top priority.
Our Values
Our core values give us a framework for leadership, daily decisions, and employee satisfaction, and help us enjoy our time at work. Staying true to our values has helped to preserve our culture, even virtually, and has guided our decisions to help protect and take care of our people, our customers, and our communities.
Total Rewards
Our compensation philosophy is designed to establish and maintain a fair and flexible compensation program that attracts and rewards talented individuals who possess the skills necessary to support our near-term objectives, create long-term value for our stockholders, grow our business, and assist in the achievement of our strategic goals. We believe that providing employees with competitive pay, ownership in the company, and a wide range of benefits is fundamental to employees feeling valued, motivated, and recognized for their contributions. Equity ownership is a key element of our compensation program, allowing employees to share in Workday’s successes and aligning the interests of our employees with our stockholders. Additionally, our total rewards package includes a cash bonus program, an employee stock purchase plan, healthcare and retirement benefits, paid time off, family leave, and other wellness programs. We also offer specialized benefits such as a holistic global mental and emotional health program, onsite and virtual healthcare resources, a financial wellness program, and support for fertility options and new parents, as well as reimbursement of adoption costs.
Belonging and Diversity
We strive to be a workplace where all employees are valued for their unique perspectives and where we all collectively contribute to Workday’s success and innovation. Belonging and Diversity helps us cultivate an equitable and inclusive environment for all. Whether it’s through creating resources and initiatives that enable and strengthen our culture, building inclusive products and technology, or hiring and developing diverse talent, our vision is to Value Inclusion, Belonging, and Equity (“VIBE”) for all.
As a part of our ongoing commitment to VIBE, we track progress and plan for the future by using our internally developed products to bring diversity- and inclusion-related data into one centralized location and inform our belonging and diversity strategy. Through these products, we can assess, measure, benchmark, and manage diversity and inclusion as well as empower our leaders to create belonging and diversity plans and measure performance and outcomes across areas such as hiring, development, and employee experience. Looking at our diversity data, we continue to make strides in our representation. As of January 31, 2024, women represented 42% of our global employees and 38% of our leadership positions globally, and underrepresented minorities (defined as those who identify as Alaskan native, American Indian, Black, Latinx, Native Hawaiian, Other Pacific Islander, and/or two or more races) represented 14% of our U.S. employees and 10% of our leadership positions in the U.S.
Learning and Development
Our employees tell us they are most engaged when they are continuously being exposed to new things, empowered to build new skills, and feel that their work makes an impact. Learning experiences begin right from the moment employees start at Workday to help them onboard and get acquainted with Workday culture, business, and technology. We offer a number of educational resources, development opportunities, and a support community to guide employees throughout
2024 Proxy Statement | 31

RESPONSIBLE BUSINESS PRACTICES

their Workday careers. For example, we developed Career Hub which helps our employees share skills and interests and receive relevant connections, curated learning content, and recommended jobs to help them on their career journeys. Using Workday AI, Career Hub provides workers with suggestions to grow their skills and capabilities and encourages them to build a plan as they explore opportunities for continued career development.
Additionally, to foster a strong culture of compliance and ethics, we conduct annual compliance and ethics training of our Code of Conduct for all employees. In fiscal 2024, we had a 100% completion rate for our annual Code of Conduct training.
Communication and Engagement
Our culture and how we treat people are paramount at Workday, and we believe that being transparent and facilitating information sharing are key to our success. Workday leverages multiple communication channels to engage and inform employees, including company meetings, town halls, internal websites, and social collaboration tools. We also use Workday Peakon Employee Voice to collect feedback in real time from our employees and turn that feedback into dialog and action. Since we introduced Workday Peakon Employee Voice in fiscal 2022, employees have provided over 486,000 confidential comments on the platform through weekly surveys and 95% of our employees have taken part in at least one survey, which reflects strong engagement by our employees. We receive data points from these surveys that help us identify actions to take to improve our company and our culture.
Buoyed by the opportunities offered by our own technology, our talent strategy philosophy puts employees at the center of their own career and performance journey by providing them the tools and framework to further their careers. We have done this by establishing a clear philosophy and set of expectations. Every employee receives enablement on our performance and growth philosophy, what’s expected of them, and how to leverage these practices to ensure their own personal success and career growth at Workday. Our talent and performance dashboard provides a snapshot view of performance-related tasks, with a visual summary of goals, feedback, and growth opportunities. Employees can take action to update their contributions, capabilities, career, and connections using the quick links provided in the dashboard.
Health, Safety, and Wellbeing
At Workday, we take a holistic approach to our employees’ wellbeing and have created wellbeing programs that focus on four core dimensions: Physical; Mental and Emotional; Financial; and Social and Flex. These programs go beyond traditional medical benefits and wellness offerings and allow employees to focus on their personal wellness goals as well as their mental health.
Our Customers
Products
In line with our core values of customer service and innovation, we have increased our focus and technology investments to help customers advance their ESG goals using Workday. Our solutions aim to enable leaders to collect data from across the organization, build strategy frameworks, help ensure the organization is audit ready, report with confidence, and plan for the future. Workday aims to deliver key people, finance, and supply chain insights and processes to help customers stay on top of their sustainability initiatives and reporting. For example, Workday offers an adaptable platform that is designed to enable companies to manage their emissions reduction strategy and a supplier sustainability solution that is designed to help customers improve the sustainability and resilience of their supply chains.
Trust and Ethics
When it comes to innovation, we build with trust top of mind. Our customers expect us to create and deliver products with integrity, and because of that, privacy, ethics, and security have been embedded into Workday’s design since day one. We are focused on delivering unparalleled security and data privacy across all aspects of the Workday service. This includes complying — and helping our customers comply — with various international privacy regulations and staying true to our privacy-by-design principles. By providing a consistent security model, employing industry-leading safeguards, and continuously monitoring our service, we prioritize the safeguarding of our customers’ data. In addition to our commitment to privacy in the products we deliver, we believe privacy is a fundamental right. We are a leader in the enterprise cloud sector and work constructively with policymakers to advance a modern legal framework that protects individuals and enhances understanding and trust in technology around the world.
32 | workday.com

RESPONSIBLE BUSINESS PRACTICES

At Workday, we understand that AI is an exciting and transformative technology, which also presents risks for unintended consequences. We are committed to building responsible, trustworthy AI solutions and we look to our core values of integrity and innovation to define our approach. We believe in the power of AI to unlock human potential, drive business value, and enable our customers and their employees to focus on strategic and fulfilling work. We are all in on developing AI solutions that solve real business problems and give our customers a competitive advantage, and we understand what it takes to build and maintain trust in these technologies.
Since 2019, we have publicly committed to an ethical AI approach. In 2022, when we invested in a dedicated Responsible AI (“RAI”) team, we updated our Ethical AI principles to drive alignment across the company as we began building our RAI governance program. In alignment with our core values, we aspire to develop products that:

Amplify Human Potential	Positively Impact Society

Champion Transparency and Fairness	Deliver on our Commitment to Data Privacy and Protection
To operationalize our Ethical AI principles, we have built a robust RAI program that includes an AI risk evaluation tool that is used for new AI technologies we develop, a RAI advisory board to support and guide the RAI program, and a dedicated RAI team that is led by our Chief Responsible AI Officer.
As organizations navigate the changing world of work, we aim to enhance their experiences across finance and HR using AI to help elevate human capabilities. Our Ethical AI principles serve as the cornerstone of our work in this space and guide us in the development of AI technologies that help drive positive societal outcomes and expand growth opportunities for our customers and their employees.
Our Communities
Workday is committed to caring for people and the planet, and we focus on sustainability efforts that support our commitments to our stakeholders and align with our core values. We believe that doing good is good for business, and we aim to positively impact the communities where we live and work in alignment with our commitments to all of our stakeholders. In light of today’s global challenges, innovation plays a key role in doing our part to help solve some of the world’s toughest problems.
Sustainability
Workday provides our more than 10,000 customers with a carbon-neutral cloud. In fiscal 2021, we achieved net-zero carbon emission across our offices, data centers, and business travel. We achieved this ongoing milestone through a combination of operational efficiency, procurement of renewable electricity equal to 100% of our consumption, and investing in high-quality carbon credit projects. Starting in fiscal 2022, our net-zero scope included public cloud emissions*. In fiscal 2023, our ambitious science-based targets, which are consistent with keeping global warming to 1.5°C above pre-industrial levels, were approved by the Science Based Targets initiative.

*
Public cloud emissions include the Scope 1 and 2 market-based emissions reported by our public cloud providers and allocated to Workday’s Scope 3 Purchased Goods and Services. Fiscal 2022 is the first year we included public cloud emissions in the calculation as data for prior years were unavailable.

2024 Proxy Statement | 33

RESPONSIBLE BUSINESS PRACTICES

With this commitment, we are taking our next steps toward minimizing our impact on the planet and helping our world transition to a net-zero future by 2050. We are continuing our efforts towards our goals to:
•
continue annually sourcing 100% renewable electricity through fiscal 2030;

•
reduce absolute Scope 3 business travel GHG emissions by 25% by fiscal 2026 from a fiscal 2021 base year; and

•
have 70% of our suppliers by spend covering purchased goods & services and capital goods have science-based targets by fiscal 2026.

Since setting our science-based targets, we have taken the following initiatives towards our commitments:
•
We match 100% of the electricity we use at our offices and data centers globally with clean, renewable sources.

•
We have made significant investments towards decarbonizing the aviation industry, including joining the Sustainable Aviation Buyers Alliance, and focused on accelerating the path to decarbonizing aviation and driving investment in and adoption of sustainable aviation fuel. We also engaged the Workday travel team to launch employee awareness campaigns to help us reduce unnecessary business travel.

•
We invested in a solution to support Workday and customers in addressing Scope 3 emissions, and began implementing our Workday supplier sustainability solution to manage supplier emissions and engage suppliers.

In fiscal 2024, we announced our partnership with Frontier, an advance market commitment that aims to accelerate the development of carbon removal technologies by guaranteeing future demand for them. While we continue to focus on our carbon management strategy of avoiding emissions, increasing efficiency, and utilizing carbon-free energy sources, we are also transitioning to permanent carbon removal to mitigate residual emissions in order to achieve long-term decarbonization. In fiscal 2023, we engaged a third-party to complete a climate risk assessment and scenario analysis to identify our climate risks and opportunities in accordance with the recommendations from the Task Force on Climate-Related Financial Disclosures. The information from this analysis will help us to better understand the resilience of our business strategy, and help us inform our investors, leaders, and communities.
Community Outreach
We believe in doing good for the greater good, and our pledge to create opportunity for all helps to guide our strategic approach to making a positive social impact in the communities where we live and work. We believe that talent is everywhere, but opportunity is not. Skills, education, and experience are gained in a variety of ways that are often not recognized in the traditional recruiting process. Talent acquisition at Workday ensures there is intentionality about weaving VIBE throughout our hiring practices to ensure an inclusive and equitable experience for all. We also invest in leading workforce development organizations who provide direct training and employment opportunities for candidates facing barriers to employment through our Opportunity Onramps programs.
On top of our strategic, company-led social impact and employee volunteerism efforts, we also believe that giving back is even more rewarding when people get to make an impact through their favorite causes. We encourage and support employee giving and volunteering through programs such as our charitable donation matching gift program, our paid time off benefit for employees to volunteer and give back to their communities, and our team volunteer experience, where employee teams of five or more can volunteer with a charity partner of their choice and receive a grant.
Additional information about our environmental and social strategies and programs can be found in our Global Impact Report at globalimpact.workday.com.
34 | workday.com

RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed under “Executive Compensation” and “Non-Employee Director Compensation,” respectively, we describe below transactions for fiscal 2024 in which Workday has been a participant, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers, or holders of more than 5% of our Class A common stock, or any immediate family member of, or person sharing the same household with, any of these individuals, had or will have a direct or indirect material interest.
Stock Voting Agreement
Messrs. Duffield and Bhusri, our co-founders, have entered into a stock voting agreement with each other and Workday. This agreement applies to all Class B common stock owned from time to time by our co-founders and each of their permitted transferees, which represents approximately 70% of the outstanding voting power of our capital stock as of April 19, 2024.
Relationship with Incline Alchemy, Inc.
As of April 19, 2024, Mr. Duffield held approximately 41.5% of the outstanding capital stock of Incline Alchemy, Inc., a company majority-owned by Mr. Duffield’s son, Mike Duffield, a former employee of Workday. Incline Alchemy is part of a network of partners who provide implementation services for Workday’s customers. During fiscal 2024, Workday paid $273,253 to Incline Alchemy for the provision of professional services to Workday customers and related expenses. In fiscal 2024, Incline Alchemy made payments to Workday in the amount of $231,293 for training hours and tools, as well as fees paid to Workday for professional service hours. Additionally, Incline Alchemy is a customer of Workday and made customer payments to Workday in the amount of $291,000 in fiscal 2024. These transactions were based on arms-length agreements entered into in the ordinary course of business.
Real Estate Lease
In fiscal 2024, we leased certain office space in Incline Village, Nevada under a lease agreement with Nevada Pacific Development Corporation (“NPD”), an affiliate of Mr. Duffield, which expires August 31, 2026. During fiscal 2024, Workday paid $158,421 to NPD, including $92,733 in fixed rent and $65,688 in operating expenses.
Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors
Christina Erickson, a sister-in-law to James J. Bozzini, our Executive Director of Enterprise Transformation and former Chief Operating Officer, has been employed by us since June 2015. She currently serves as a Senior Environments Update Validation Analyst. During fiscal 2024, Ms. Erickson had total cash compensation, including base salary and other cash compensation, of $166,158.
Diep Romano, a sister-in-law to Mr. Bozzini, has been employed by us since February 2021. She currently serves as a Senior Financial Analyst. During fiscal 2024, Ms. Romano had total cash compensation, including base salary and other cash compensation, of $184,194.
John Still, a son of George Still, a member of our Board of Directors and Lead Independent Director, has been employed by us since October 2017. He currently serves as a Senior Manager, Marketing Advisory. During fiscal 2024, Mr. Still had total cash compensation, including base salary and other cash compensation, of $201,105.
The salary and bonus levels of Mses. Erickson and Romano and Mr. Still were based on reference to internal pay equity when compared to the compensation paid to employees in similar positions who were not related to our executive officers and directors. They also received equity awards on the same general terms and conditions as applicable to other employees in similar positions who were not related to our executive officers and directors.
Relationship with Aon, plc
Ms. Davies, one of our directors, is the Chief Financial Officer and Executive Vice President of Global Finance of Aon plc. Aon is a customer of Workday and made payments to Workday of $16,933,689 in fiscal 2024. These transactions were based on arms-length agreements entered into in the ordinary course of business.
2024 Proxy Statement | 35

RELATED PARTY TRANSACTIONS

Relationship with The Home Depot, Inc.
Ms. Campbell, one of our directors, is Senior Executive Vice President of U.S. Stores and International Operations at The Home Depot, Inc. The Home Depot is a customer of Workday and made payments to Workday of $23,249,497 in fiscal 2024. These transactions were based on arms-length agreements entered into in the ordinary course of business.
Relationship with Howard University
Dr. Frederick, one of our directors, was President of Howard University through August 2023. Howard University is a customer of Workday and made payments to Workday of $7,230,709 in fiscal 2024. These transactions were based on arms-length agreements entered into in the ordinary course of business.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers.
Statement of Policy Regarding Related Party Transactions
We have adopted a written related-party transactions policy which provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of the foregoing (each a “related party”) are not permitted to enter into a material related party transaction with us without the review, consideration, and approval or ratification of the disinterested members of the Audit Committee. For this policy, a material related party transaction is defined as a transaction with a related party in which the amount involved exceeds $120,000, or contributions to affiliated charities above $50,000. In approving or rejecting any proposed related party transaction, we expect that our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the committee in determining whether such transaction is fair to Workday and in the best interest of all of our stockholders, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; the extent of the related party’s interest in the transaction; the benefits that the transaction provides to us; and whether the transaction was undertaken in the ordinary course of business.
36 | workday.com

REPORT OF THE AUDIT COMMITTEE
This report of the audit committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
With respect to Workday’s financial reporting process, the management of Workday is responsible for (1) establishing and maintaining internal controls and (2) preparing Workday’s consolidated financial statements. Workday’s independent registered public accounting firm, Ernst & Young LLP (“EY”), is responsible for performing an independent audit of Workday’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of Workday’s internal control over financial reporting. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Workday’s financial statements.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2024 with Workday’s management and EY, as well as management’s assessment and EY’s evaluation of the effectiveness of Workday’s internal control over financial reporting as of January 31, 2024. The Audit Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee also has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence and has discussed with EY its independence from Workday.
Based on our review and discussions with Workday’s management and EY, we recommended to the Board of Directors that the audited consolidated financial statements be included in Workday’s Annual Report on Form 10-K for fiscal 2024 for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors:
Christa Davies (Chair)
Lynne M. Doughtie
Mark J. Hawkins
Michael M. McNamara
2024 Proxy Statement | 37

EXECUTIVE OFFICERS AND OTHER EXECUTIVE MANAGEMENT
The following table provides certain information about Workday’s executive officers and other executive management as of May [ ], 2024.
Executive Officers	Age	Current Position(s) with Workday
Carl M. Eschenbach	57	Chief Executive Officer and Director
Aneel Bhusri	58	Co-Founder and Executive Chair
Sayan Chakraborty	56	Co-President
Douglas A. Robinson	52	Co-President
Zane Rowe	53	Chief Financial Officer
Richard H. Sauer	61	Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary

Other Executive Management
Patrick Blair	53	President, Global Sales
James J. Bozzini	56	Executive Director, Enterprise Transformation
Emma Chalwin	50	Chief Marketing Officer
Josh DeFigueiredo	48	Chief Information Security Officer
Ashley D. Goldsmith	51	Chief People Officer
Rani Johnson	49	Chief Information Officer
Alejandro Mayer	46	Chief Strategy and Business Operations Officer
Sheri Rhodes	55	Chief Customer Officer
David Somers	51	Chief Product Officer
Carin Taylor	58	Chief Diversity Officer
Executive Officers
CARL M. ESCHENBACH
Chief Executive Officer and Director

Carl M. Eschenbach has been our Chief Executive Officer since February 2024 after serving as our Co-Chief Executive Officer since December 2022. Mr. Eschenbach was a general partner at Sequoia Capital Operations, LLC, a venture capital firm, from 2016 to December 2022, where he currently serves as a venture partner. Prior to that, Mr. Eschenbach spent 14 years at VMware, Inc., a leading innovator in enterprise software, where he held a number of leadership roles in operations, most recently as its President and Chief Operating Officer from 2012 to 2016. Prior to that, Mr. Eschenbach held various sales management positions with Inktomi Corporation, 3Com Corporation, Lucent Technologies, Inc., and EMC Corporation. Mr. Eschenbach served as a director of Aurora Innovation, Inc. from March 2019 to March 2023, UiPath, Inc. from December 2020 to March 2023, Zoom Video Communications, Inc. from 2016 to January 2023, and Snowflake Inc. from May 2019 to April 2023. He has served as a director of Palo Alto Networks, Inc. since 2013.

38 | workday.com

EXECUTIVE OFFICERS AND OTHER EXECUTIVE MANAGEMENT

ANEEL BHUSRI
Co-Founder and Executive Chair

Aneel Bhusri co-founded Workday in 2005 and has served as a Director since then, including as Chair from 2012 to 2014 and from April 2021 to the present. He is our Executive Chair and was our Co-Chief Executive Officer from August 2020 through January 2024 after serving as Chief Executive Officer since 2014. Mr. Bhusri also served as Co-Chief Executive Officer from 2009 to 2014 and as President from 2007 to 2009. From 1993 to 2004, Mr. Bhusri held a number of senior management positions with PeopleSoft, Inc., including Vice Chairman of its board of directors from 1999 to 2002. Mr. Bhusri is currently an advisory partner at Greylock Partners, a Silicon Valley venture capital firm that he has been associated with since 1999, and prior to that time worked at Norwest Venture Partners and Morgan Stanley. He has served as a director of General Motors Company since October 2021 and currently serves as a director of the Workday Foundation. He served as a director of Intel Corporation from 2014 to November 2019 and of Pure Storage, Inc. from 2010 to 2018.

SAYAN CHAKRABORTY
Co-President

Sayan Chakraborty joined Workday in May 2015 through our acquisition of GridCraft, Inc. and currently serves as our Co-President. Mr. Chakraborty was our Executive Vice President, Product and Technology from October 2021 to February 2023, Executive Vice President, Technology from December 2019 to October 2021, Senior Vice President of Technology from 2017 to December 2019, and Vice President, Software Development from 2015 to 2017. Prior to joining Workday, he co-founded Gridcraft in 2013 and served as its Chief Operating Officer until its acquisition by Workday. Mr. Chakraborty received a bachelor’s degree and master’s degree in aerospace engineering from the Massachusetts Institute of Technology.

DOUGLAS A. ROBINSON
Co-President

Douglas A. Robinson joined Workday in 2010 and currently serves as our Co-President, a role he has held since November 2021. Since joining Workday, Mr. Robinson has served in a variety of leadership roles within our sales organization, including Executive Vice President, Global Sales from February 2021 to November 2021; Senior Vice President, Sales-Americas from May 2018 to February 2021; Group Vice President, Sales from 2016 to May 2018; Vice President, North America Sales Strategy from 2016 to 2016; and earlier as a regional sales vice president and regional sales director. Prior to joining Workday, Mr. Robinson was in various sales roles at Oracle Corporation and PeopleSoft, Inc. Mr. Robinson received a bachelor’s degree in finance and management information systems from Ohio University.

2024 Proxy Statement | 39

EXECUTIVE OFFICERS AND OTHER EXECUTIVE MANAGEMENT

ZANE ROWE
Chief Financial Officer

Zane Rowe joined Workday in June 2023 and serves as our Chief Financial Officer. Prior to joining Workday, Mr. Rowe was executive vice president and Chief Financial Officer of VMware from 2016 until June 2023, where he oversaw the company’s finance and accounting functions, and led the strategy and corporate development team. He also served as interim Chief Executive Officer of VMware from February 2021 to May 2021. Prior to VMware, Mr. Rowe served as Executive Vice President and Chief Financial Officer at EMC Corporation from 2014 to 2016, Vice President of North American Sales of Apple Inc. from 2012 to 2014, and Chief Financial Officer of United Continental Holdings, Inc. from 2010 to 2012. Mr. Rowe has served on the board of directors of eBay Inc. since February 2024, and served on the board of directors of Sabre Corporation from 2016 until February 2024. Zane holds a bachelor’s degree from Embry-Riddle Aeronautical University and a master’s degree in business administration from San Diego State University.

RICHARD H. SAUER
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary

Richard H. Sauer joined Workday in September 2019 and currently serves as our Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary, a role he has held since April 2021. He was our Executive Vice President, General Counsel, and Corporate Secretary from September 2019 to April 2021. Prior to joining Workday, Mr. Sauer was at Microsoft Corporation for over 20 years, where he served in several senior legal positions, most recently as Vice President and Deputy General Counsel, Artificial Intelligence, Research, and Human Rights from June 2018 to September 2019, and as Corporate Vice President and Deputy General Counsel, Global Sales, Marketing, and Operations from 2013 to May 2018. Prior to joining Microsoft in 1999, Mr. Sauer was an attorney at Sullivan & Cromwell LLP. Mr. Sauer received a bachelor’s degree from Bowling Green State University and a juris doctor degree from American University’s Washington College of Law.

Other Executive Management
Patrick Blair joined Workday in February 2022 and has served as President, Global Sales since February 2023 and served as President, Americas Sales from February 2022 to February 2023. Prior to joining Workday, from March 2021 to February 2022, Mr. Blair served as President of CRM at C3. AI, Inc., where he led the company’s global CRM business. Prior to that, he was Chief Revenue Officer from September 2020 to March 2021 and Executive Vice President from May 2019 to August 2020 at Yext, Inc., a cloud-based digital knowledge management platform, and was Senior Vice President of Sales at Palo Alto Networks from 2017 to April 2019. Mr. Blair held various sales leadership positions at Salesforce from 2007 to 2017, most recently as Executive Vice President, Sales. Mr. Blair received a bachelor’s degree of science from Cornell University.

James J. Bozzini joined Workday in 2007 and currently serves as our Executive Director of Enterprise Transformation, a role he has held since February 2024. Since joining Workday, Mr. Bozzini has served as our Chief Operating Officer from 2017 through January 2024, and led our services and operations organizations, including as Executive Vice President, Customer Operations from 2015 until 2017 and Senior Vice President, Services from 2014 until 2015. Prior to joining Workday, Mr. Bozzini served as Chief Operating Officer at Evolve Software Inc., which provides service industry software, and he held a number of senior management positions at PeopleSoft, Inc, including Senior Vice President of Services. Mr. Bozzini received a bachelor’s degree in business administration from California State University, Chico.
40 | workday.com

EXECUTIVE OFFICERS AND OTHER EXECUTIVE MANAGEMENT

Emma Chalwin joined Workday in July 2023 and serves as our Chief Marketing Officer. Prior to joining Workday, Ms. Chalwin was executive vice president of Field Marketing at Salesforce, where she was responsible for creating go-to-market plans, driving brand awareness and messaging, as well as leading demand generation globally. Earlier, she held global brand and marketing leadership positions at Macrovision, McAfee, and Adobe. Ms. Chalwin earned a bachelor’s degree in European Business Studies from the University of West London, England, and is a U.S. Marketing Academy Fellowship Scholar.
Josh DeFigueiredo joined Workday in 2010 and has served as our Chief Information Security Officer since April 2018. Mr. DeFigueiredo is responsible for leading all aspects of Workday’s global cybersecurity program. He works with all levels of management, providing regular guidance to our executives and updates to our Audit Committee and Board of Directors on the cyber threat landscape and our security and risk posture. From 2016 to April 2018, Mr. DeFigueiredo served as our Vice President and Chief Trust Officer, responsible for building and developing the external-facing global team supporting our go-to-market efforts. Prior to joining Workday, Mr. DeFigueiredo served as Manager of Enterprise Risk Management at Yahoo! From 2008 to 2010. Mr. DeFigueiredo received a bachelor’s degree in management information systems from California Polytechnic State University, San Luis Obispo.
Ashley D. Goldsmith joined Workday in 2013 and has served as our Chief People Officer since that time. From 2010 to 2013, Ms. Goldsmith was Chief Human Resources Officer and Executive Vice President at Polycom, Inc. Prior to that, she was Senior Vice President of Human Resources, Corporate Communications, and Environmental Health and Safety for the Tissue Diagnostics Division of F. Hoffmann-La Roche AG; Chief Human Resources Officer at Ventana Medical Systems, Inc.; and held a number of human resources roles at The Home Depot, Inc. Ms. Goldsmith holds a bachelor’s degree in psychology from Vanderbilt University, a master’s degree in business administration from the Kellogg School of Management at Northwestern University, and a master’s degree in human resource development from Georgia State University.
Rani Johnson joined Workday in March 2023 and has served as our Chief Information Officer since that time. From October 2022 to March 2023, Ms. Johnson was Chief Information Officer at Cloud Software Group. Prior to that, she was Senior Vice President and Chief Information Officer at TIBCO and at SolarWinds from October 2020 to September 2022 and from 2017 to October 2020, respectively. Ms. Johnson holds a bachelor’s degree in computer science and general engineering from Spelman College and a bachelor’s degree in electrical engineering from the Georgia Institute of Technology.
Alejandro Mayer joined Workday in May 2022 as our Senior Vice President, Corporate Strategy and has served as our Chief Strategy and Business Operations Officer since February 2024. Prior to joining Workday, Mr. Mayer served as Managing Director and Partner at Boston Consulting Group, leading the Software Applications and SaaS sector globally. Prior to that, he worked in IT and supply chain in the industrial sector. Mr. Mayer received a bachelor’s degree in computer science and business from the University of Warwick and a master’s degree in business administration from Stanford University.
Sheri Rhodes joined Workday in 2019 and has served as our Chief Customer Officer since February 2022 and was our Chief Information Officer from April 2019 to February 2022. Prior to joining Workday, Ms. Rhodes served as Executive Vice President and Chief Technology Officer at Western Union. Preceding Western Union, she was CIO at Electronics for Imaging and also held various leadership roles at Symantec, Visa, Inc., Washington Mutual, and KPMG. Ms. Rhodes has served on the board of directors for FormFactor, Inc. since December 2019. Ms. Rhodes received a Master of Business Administration degree and a bachelor’s degree in business from San Diego State University.
David Somers has served as our Chief Product Officer since February 2024 and previously served as Group General Manager of Product for the Office of the CHRO, setting the vision and development for Workday Human Capital Management suite of products. Mr. Somers joined Workday in 2018 after the acquisition of Rallyteam, Inc., a company he co-founded and led as Chief Executive Officer. Prior to that, Mr. Somers held leadership roles at various technology, SaaS, and consulting companies. Mr. Somers received a bachelor’s degree from Indiana University and a master’s in business administration from UCLA Anderson School of Management.
Carin Taylor has served as our Chief Diversity Officer since joining Workday in 2017. Prior to joining Workday, Ms. Taylor served as the head of diversity, inclusion, and innovation at Genentech. Before Genentech, Ms. Taylor held various positions in human resources, inclusion and diversity, finance, and customer service at Cisco Systems.
2024 Proxy Statement | 41

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program during fiscal 2024 for our named executive officers. In accordance with an established succession plan, effective February 1, 2024, the start of our fiscal 2025, Mr. Eschenbach was appointed as sole Chief Executive Officer and Mr. Bhusri was appointed our Executive Chair. The compensation disclosed in this proxy statement reflects the compensation earned by Messrs. Bhusri and Eschenbach in their capacities as Co-Chief Executive Officers during fiscal 2024.
Name	Title
Carl M. Eschenbach	Chief Executive Officer and Director
Aneel Bhusri	Co-Founder and Executive Chair
Zane Rowe(1)	Chief Financial Officer
Sayan Chakraborty(2)	Co-President
Douglas A. Robinson	Co-President
Barbara A. Larson(3)	Former Chief Financial Officer
James J. Bozzini(4)	Former Chief Operating Officer

(1)
Mr. Rowe was appointed our Chief Financial Officer effective as of June 12, 2023.

(2)
Mr. Chakraborty was appointed our Co-President effective as of February 23, 2023, and previously served as our Executive Vice President, Product and Technology.

(3)
Ms. Larson served as our Chief Financial Officer until June 12, 2023, after which she ceased serving in such role but remained an employee of Workday through November 1, 2023, and continues to provide consulting services to Workday.

(4)
Mr. Bozzini served as our Chief Operating Officer through January 31, 2024.

We refer to the executive officers in the table above collectively in this Compensation Discussion and Analysis and the accompanying compensation tables as our NEOs. The material terms of the compensation provided to our NEOs for fiscal 2024 are described in this section and set forth in more detail in the Summary Compensation Table and other tables that follow this section, as well as in the accompanying footnotes and narrative discussions relating to those tables. This section also discusses our executive compensation philosophy, objectives, and design; how and why the Compensation Committee arrived at the specific compensation policies and decisions involving our executive team, including our NEOs, during fiscal 2024; the role of Semler Brossy, the Compensation Committee’s outside compensation consultant for executive compensation decisions for fiscal 2024; and the peer companies used in evaluating executive officer compensation.
The key elements of our fiscal 2024 executive compensation program included base salary, cash bonuses (other than for Mr. Bhusri), equity-based awards, and health and welfare programs. Our executive compensation program has been, and continues to be, weighted more heavily towards long-term incentives, which are delivered via equity grants in the form of RSUs with multi-year vesting, and for Mr. Eschenbach, also in the form of market-based RSUs that vest on achievement of meaningful stock price targets. The Compensation Committee believes that compensation in the form of equity helps to promote sustained, long-term stockholder value creation.
Fiscal 2024 Leadership Structure and Changes
In accordance with an established succession plan anticipated at the time of Mr. Eschenbach’s appointment as Co-Chief Executive Officer in December 2022, Mr. Eschenbach assumed sole Chief Executive Officer responsibilities and Mr. Bhusri transitioned to a full-time role as Executive Chair effective February 1, 2024, the start of our fiscal 2025. Mr. Eschenbach has extensive industry knowledge and highly relevant operating and advisory experience that is fundamental to our next phase of growth and our commitment to the continued creation of sustainable stockholder value. As Executive Chair, Mr. Bhusri serves as a strategic advisor to the Chief Executive Officer and other members of executive management and is particularly focused on advising Workday on innovation and the future direction of Workday’s technology platform. The close working relationship of Mr. Bhusri and Mr. Eschenbach began when Mr. Eschenbach joined our Board in 2018, and following this transition we expect it to continue to strengthen and be instrumental in continuing to drive growth and innovation while supporting our customers in their digital transformation journeys.
42 | workday.com

EXECUTIVE COMPENSATION

Additionally, effective as of February 1, 2024, James A. Bozzini stepped down as our Chief Operating Officer. Mr. Bozzini continues to serve Workday as Executive Director of Enterprise Transformation. Certain of Mr. Bozzini’s responsibilities as Chief Operating Officer were assumed by other members of Workday management and Workday does not intend to appoint a new Chief Operating Officer at this time.
Effective as of June 12, 2023, Barabara Larson stepped down as our Chief Financial Officer and the Board of Directors appointed Zane Rowe to serve as our Chief Financial Officer. Mr. Rowe brings significant financial and leadership experience to the role. As discussed in further detail below, to incentivize Mr. Rowe to accept this position and align his interest with our stockholders’ interests, we provided a compensation package consisting of base salary, a sign-on cash bonus, a target bonus under our annual cash bonus plan, and RSU awards. Ms. Larson continued in employment as Executive Vice President, focused on financial management and operations, through November 1, 2023, and continues to serve as a consultant to Workday. See “Post-Employment Compensation” below for a discussion of the compensation provided to Ms. Larson in her role an Executive Vice President and as a consultant to Workday.
On February 23, 2023, Robynne Sisco stepped down as our Co-President, and we promoted one of our proven leaders, Sayan Chakraborty, from the role of Executive Vice President, Product and Technology, to Co-President.
Executive Summary
Fiscal 2024 Financial and Business Highlights
We are a leading cloud platform that helps organizations manage their most important assets — their people and money. Workday provides more than 10,000 organizations with AI-powered cloud solutions to help solve some of today’s most complex business challenges, including supporting and empowering their workforce, managing their finances and spend in an ever-changing environment, and planning for the unexpected. We strive to make the world of work and business better and hope to empower customers to do the same through an innovative suite of solutions licensed by more than 65 million users around the world and across industries — from medium-sized businesses to more than 50% of the Fortune 500. As organizations face changing conditions, we believe the need for an intuitive, scalable, and secure platform that ties finance, people, spend, and plans together in one version of truth is more important than ever. With Workday, organizations have a unified system that can help them plan, execute, analyze, and extend to other applications and environments, thereby helping them continuously adapt how they manage their business and operations. Workday’s suite of enterprise cloud applications addresses the evolving needs of the C-suite across various industries and are designed to be open, extensible, and configurable, allowing integration with other applications and the ability for users to build their own custom applications.
In fiscal 2024, we achieved significant financial and operational results, including:

•
increasing our total revenues from $6.2 billion in fiscal 2023 to $7.3 billion in fiscal 2024 and our subscription revenue from $5.6 billion in fiscal 2023 to $6.6 billion in fiscal 2024;

•
increasing our operating cash flows from $1.7 billion in fiscal 2023 to $2.1 billion in fiscal 2024;

•
serving a customer community of more than 65 million users under contract and over 10,000 customers globally;

•
bolstering our partner ecosystem with new and expanded partnerships with Accenture, ADP, Alight, AWS, Insperity, and others; and

•
achieving a 95%+ customer satisfaction rating, based on the results from a survey of named support contacts at Workday HCM and financials customers conducted in fiscal 2024.

2024 Proxy Statement | 43

EXECUTIVE COMPENSATION

Fiscal 2024 Compensation Highlights
•
Strengthened our leadership team. We strengthened our leadership team with several new appointments, including appointing Mr. Rowe, a seasoned finance executive, as our Chief Financial Officer.

•
Expanded our stockholder engagement. To help us better understand the perspectives of our stockholders, we expanded our stockholder engagement program. During fiscal 2024, we engaged with several of our largest stockholders regarding our compensation program and we received valuable feedback during those discussions. See “Directors and Corporate Governance — Stockholder Engagement” for further details.

•
Adopted a severance and equity acceleration benefit. To remain competitive in attracting top executive talent and to promote consistency across our executives, we amended and restated our executive severance policy to provide severance and equity acceleration benefits to eligible executives in the event Workday terminates their employment without cause outside of a change in control. See “Post-Employment Compensation — Executive Severance and Change in Control Policy” for further details.

•
Demonstrated strong pay for performance alignment in our cash bonus program. In fiscal 2024, we delivered strong financial and operational performance across key pre-set company performance metrics. The total bonus pool under our cash bonus program for NEOs and all other eligible employees in fiscal 2024 was funded at 100% of target. The Compensation Committee considered this outcome to be appropriate given alignment with the strong stockholder return during the year. See “Elements of Our Executive Compensation Program — Cash Bonuses” for further details.

•
Continued our emphasis on aligning pay with sustained, long-term stockholder outcomes. As further discussed in “Elements of Our Executive Compensation Program,” for fiscal 2024, we continued to use time-based RSU awards to balance our retention goals in the near-term as well as to motivate our executives to take actions in support of longer-term growth and alignment with stockholder interests.

Executive Compensation Philosophy and Objectives
Our ability to compete and succeed in a highly competitive environment is directly correlated to our ability to recruit, incentivize, and retain talented executives. In order to achieve our strategic growth initiatives, we need to attract and retain experienced leaders, as we did in fiscal 2024 with the appointment of Mr. Rowe as our Chief Financial Officer and the promotion of Mr. Chakraborty as our Co-President. Likewise, as Executive Chair, Mr. Bhusri will continue to support our leadership team on innovation and strategic growth initiatives. Our compensation philosophy is designed to establish and maintain a compensation program that attracts and rewards individuals who possess the skills necessary to lead our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals. Our objective is to motivate and reward behavior consistent with our values, objectives, and performance goals and initiatives.
In fiscal 2024, our Compensation Committee reviewed and assessed our compensation philosophy, which is intended to promote Workday’s core values and align with our business strategy. The Compensation Committee believes that a great work environment, substantial employee ownership, and competitive pay and benefits support a winning team, company, and workplace. We believe that the compensation of our executive officers and employees should reflect our performance as an organization, and their performance as individuals. Accordingly, key elements of our total rewards philosophy include the following:
Focus on ownership. We believe that our executive officers should share in the ownership of Workday, which we believe best aligns the interests of our executive officers with our stockholders. We use RSUs as our primary equity vehicle for our executive officers, including our NEOs. We believe that RSU awards both align the interests of our executive officers with stockholders, since the value of the RSUs is determined by our stock price, and provide a longer-term focus through a multi-year vesting schedule, while helping to manage dilution to existing investors.
Focus on innovation and performance. As an organization, we reward performance and instill a performance-driven mindset, while discouraging excessive risk taking through the use of long-term equity awards and multi-faceted performance goals for our cash bonus plan. Developing great products and successfully bringing them to market is the lifeblood of Workday, and the compensation structure for our executive officers, including our NEOs, is weighted toward long-term equity-based compensation in support of longer-term objectives and innovations.
44 | workday.com

EXECUTIVE COMPENSATION

Fair and flexible. The Compensation Committee recognizes the importance of providing fair and equitable rewards to recruit, retain, and motivate top talent. We seek to provide target total direct compensation (base salary, bonus, and equity) that is at or above market norms, and to provide parity and consistency within functions and geographically, while differentiating rewards based on performance and long-term potential. We also believe in adhering to budgets and ensuring transparency, while at the same time retaining the flexibility needed to promote executive retention.
The Compensation Committee reviews our compensation structure at least annually and more frequently as needed to ensure focus on different business objectives.
What We Do
Pay for Performance: We link pay to performance by heavily weighting total compensation to long-term equity awards that align executive interests with the interests of our stockholders.
Independent Compensation Advisor: The Compensation Committee selects and engages its own independent advisor.
Peer Group Analysis: The Compensation Committee reviews external market data when making compensation decisions and annually reviews our peer group with its independent compensation consultant.
Compensation Risk Assessment: The Compensation Committee conducts an annual assessment of our executive and broad-based compensation programs to promote prudent risk management.
Compensation Committee Independence and Experience: The Compensation Committee is comprised solely of independent directors who have extensive relevant experience.

Stock Ownership Guidelines: Executives are subject to stock ownership guidelines equal to a multiple of their respective annual base salaries (for Mr. Eschenbach and Mr. Bhusri, 6x Mr. Eschenbach’s base salary, and 3x for other executive officers) or a set dollar amount for other members of our Board of Directors ($600,000).

Clawback Policy: Our Officer Recoupment Policy for Section 16 officers is compliant with the new Nasdaq Global Select Market listing requirements and requires the forfeiture, recovery, or reimbursement of excess incentive-based compensation from a Section 16 officer in the event of a restatement of Workday’s financial results.

What We Do Not Do
No CIC Single Trigger Acceleration: We do not provide for single trigger acceleration of our executives’ equity upon a change in control.

No Hedging or Pledging in Company Securities: Executives, directors, and all employees are prohibited from engaging in any hedging transaction with respect to company equity securities. Executives, directors, and Senior Vice Presidents are further prohibited from pledging company securities as collateral.

No Guaranteed Bonuses: We do not provide guaranteed minimum incentive bonuses.
No Tax Gross-Ups: We do not provide tax gross-ups for “excess parachute payments.”
No Executive Pensions: We do not offer any defined benefit pension plans for executives.
No Evergreen Provision: Our equity plans do not include an evergreen feature that would automatically replenish the shares available for issuance.

2024 Proxy Statement | 45

EXECUTIVE COMPENSATION

Our Compensation-Setting Process
Role of the Compensation Committee
Pursuant to its charter and in accordance with the rules of the Nasdaq Global Select Market, the Compensation Committee is responsible for reviewing, evaluating, and approving the compensation arrangements of our executive officers and for establishing and maintaining our executive compensation policies and practices. Our Compensation Committee seeks input and receives recommendations from members of our executive management team when discussing the performance and compensation of other executive officers, and in assessing the financial and accounting implications of our compensation programs and hiring decisions. The Compensation Committee is authorized to engage its own independent advisors to provide advice on matters related to executive compensation and general compensation programs. For additional information on the Compensation Committee, see “Committees of the Board of Directors — Compensation Committee” elsewhere in this Proxy Statement.
During fiscal 2024, our Compensation Committee, with the assistance of its compensation consultant, Semler Brossy, reviewed and determined our executive compensation, including base salaries, bonuses, and equity awards, to help ensure our compensation program continued to align with stockholder interests and Workday’s long-term business and operational goals, and provided appropriate rewards and incentives for our executive officers. The Compensation Committee reviewed the performance of our executive officers, including Mr. Eschenbach, whose fiscal 2024 compensation was primarily determined at the time of his hiring towards the end of fiscal 2023, taking into consideration financial, operational, customer, strategic, product, and competitive factors, as well as the succession planning objectives for our various executive officer positions.
The Compensation Committee also reviewed a study by Semler Brossy regarding the compensation of executives at the companies in our compensation peer group. We do not benchmark the compensation levels of our executive officers to specific percentiles of our peer companies, but we do review and consider the peer group information among various other factors in making compensation decisions. No executive officer participated in the discussions of the Compensation Committee or the independent Board session regarding their own performance and compensation. Following deliberation, the Compensation Committee and independent members of our Board approved the cash compensation to be paid to our NEOs and granted RSU awards to our NEOs, each as described below and in the Summary Compensation Table.
Role of Management
The role of management is to preliminarily design our executive compensation programs, policies, and governance, and to make recommendations to the Compensation Committee regarding these matters. In this respect, management reviews the effectiveness of our compensation programs, including competitiveness and alignment with Workday’s objectives. Management also recommends changes to our compensation programs to best promote achievement of program objectives and reviews and makes recommendations with respect to the adoption and approval of, or amendments to, company-wide incentive compensation plans. Except with respect to their individual compensation, Messrs. Bhusri and Eschenbach made compensation recommendations to the Compensation Committee with respect to base salaries, bonuses, and equity awards for our executive officers, including our NEOs, which were taken into account by the Compensation Committee in making its decisions regarding executive compensation.
Role of the Compensation Consultant
The Compensation Committee retained Semler Brossy to advise on our fiscal 2024 executive compensation programs and practices and our executive compensation decisions, given its expertise in the technology industry, especially with other cloud and enterprise software companies. During fiscal 2024, Semler Brossy provided the following services as requested by the Compensation Committee:
•
assisted in the development of the compensation peer group we used to understand market competitive compensation practices;

•
assisted in the review and design of Mr. Rowe’s compensation package in connection with his appointment to Chief Financial Officer and advised on the long-term strategy and design of Mr. Bhusri’s future compensation package as Executive Chair;

46 | workday.com

EXECUTIVE COMPENSATION

•
reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers (including an equity retention analysis), including our NEOs, and also for members of our Board of Directors;

•
reviewed and assessed our current compensation programs to determine any changes that may need to be implemented in order to remain competitive with the market, as well as conducting an equity burn rate and overhang analysis;

•
assisted in the review and assessment of the design and strategy of our annual and long-term incentives, including the design of our company-wide bonus plan;

•
advised on the strategy and implementation of our commitment to reduce stock-based compensation expense;

•
reviewed and assessed our current severance and change in control benefits against peer practices and assisted with the design of our Executive Severance and Change in Control Policy that was restated in fiscal 2024; and

•
advised on regulatory developments relating to executive compensation and collaborated on the risk assessment relating to employee compensation.

Other analyses relating to executive compensation for fiscal 2024 were conducted internally by our compensation team and were reviewed by the Compensation Committee. Such analyses included gathering and analyzing relevant data and reviewing and advising on principal aspects of executive compensation. Base salaries, equity awards, severance terms, and bonuses for our executive officers were among the items reviewed by the Compensation Committee based on third-party market data.
During fiscal 2024, the Compensation Committee reviewed the fees provided to Semler Brossy relative to Semler Brossy’s revenues, the services provided by Semler Brossy to the Compensation Committee, any relationships between Semler Brossy and its consultants and our executive officers, any stock ownership of Workday by Semler Brossy, and other factors relating to Semler Brossy’s independence. Based on such review, the Compensation Committee concluded that Semler Brossy is independent within the meaning of the listing standards of the Nasdaq Global Stock Market and that its engagement did not present any conflict of interest. The Compensation Committee has retained Semler Brossy to advise on our executive compensation programs and practices for the fiscal year ending January 31, 2025.
2023 Stockholder Advisory Vote on Executive Compensation
At our annual meeting of stockholders in June 2023, we conducted a stockholder advisory vote on the compensation of our NEOs (commonly known as a “Say-on-Pay” vote). Our stockholders approved the compensation paid to our NEOs for our fiscal year ended January 31, 2023, with 83% of the votes cast in favor of our Say-on-Pay proposal. This represented a slight decline from fiscal 2023, when the Say-on-Pay proposal received the support of approximately 86% of votes cast. As a result, following the 2023 Annual Meeting of Stockholders, we expanded our stockholder outreach efforts and conducted a more targeted engagement aimed at better understanding specific stakeholder concerns.
Stockholders conveyed varying perspectives and priorities with respect to our executive compensation program. Of those we met with, many of our stockholders understood and appreciated our approach to executive compensation and the Compensation Committee’s effort to attract and retain our key executives as we make meaningful leadership changes to lead us into our next phase of growth.
Stockholder support for the compensation paid to our NEOs in fiscal 2023 remained reasonably strong, and following our 2023 Annual Meeting of Stockholders, the Compensation Committee reviewed the results of the Say-on-Pay vote and concluded that our current executive compensation program is effective at attracting and retaining top-tier executives to drive our strategic initiatives. While we did not make material changes to our executive compensation program as a result, we did make a number of changes to respond to stockholder feedback. For example, we adopted our Omnibus Bonus Plan in early fiscal 2024 to increase our disclosure regarding the company performance metrics we use or may use in our cash bonus program. We have also enhanced our disclosure regarding our company performance metrics and achievement of such metrics in this Proxy Statement. In addition, we are focused on reducing the dilutive impact of stock-based compensation and have set a target to reduce our stock-based compensation expense as a percentage of revenue to approximately 15% by fiscal 2027. We value the opinion of our stockholders and will continue to seek feedback and engage in constructive dialogue with stockholders going forward.
2024 Proxy Statement | 47

EXECUTIVE COMPENSATION

The Compensation Committee considers specific input provided by stockholders through our engagement activities, as well as the results of the Say-on-Pay vote, as part of its annual executive compensation review, which generally takes place in the spring. Our Board values the opinions of our stockholders and the Compensation Committee will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executives, including our NEOs.
Compensation Peer Group
We maintain a compensation peer group selected from companies with a focus on applications software, systems software, internet services and infrastructure, media and entertainment, and interactive media and services, with revenues generally between one-third to three times our trailing 12 months revenue, and/or market capitalization generally between one-third to three times our market capitalization. Our peer group has been further refined by targeting companies with similar business characteristics, such as those focused on cloud applications or enterprise software, those with a focus on innovation and research and development, and/or those with a strong talent brand. We also have generally sought to include companies with revenue growth of greater than or equal to 10% and market capitalization to revenue ratios of greater than or equal to 5.0 where possible.
Annually, the Compensation Committee engages Semler Brossy to assist in the review of our compensation peer group. At the end of fiscal 2023, after considering input from Semler Brossy, the Compensation Committee determined to adopt the following compensation peer group for fiscal 2024 compensation decisions:

Activision Blizzard, Inc.	Palo Alto Networks, Inc.
Adobe Inc.	Salesforce, Inc.
Atlassian Corporation*	ServiceNow, Inc.
Autodesk, Inc.	Shopify Inc.
Block, Inc.	Snowflake Inc.*
Crowdstrike Holdings, Inc.*	Splunk Inc.
Electronic Arts Inc.	Twilio Inc.
Intuit Inc.	VMware, Inc.
Okta, Inc.	Zoom Video Communications, Inc.

*
Added to the peer group for fiscal 2024.

We removed Coupa Software Incorporated, PayPal Holdings, Inc., and Twitter, Inc. (now known as X Corp.) from the peer group as they did not meet one or more of the criteria discussed above or were otherwise no longer considered to be meaningful comparison points based on business focus and strategy. In addition to removing these three peers, the Compensation Committee also added the companies indicated above to help ensure a robust peer set and given their strong comparability in terms of size and business dynamics. Workday was positioned at the 51st percentile for revenue and the 37th percentile for market valuation within this group at the time the group was selected.
While the Compensation Committee and our Board of Directors consider the compensation levels of the executives at the companies in our compensation peer group to provide a general understanding of market practices among similar companies, we do not specifically set compensation levels based on the percentile levels reflected by the compensation peer group.
48 | workday.com

EXECUTIVE COMPENSATION

Elements of Our Executive Compensation Program
The compensation program for our NEOs for fiscal 2024 consisted of a mix of variable and fixed compensation.
Pay Component	Rationale and Value to Stockholders
Base Salary	• Generally conservative to market and determined based on experience, skills, and responsibilities as well as alignment to internal pay equity
Performance-Based Cash Incentive
•
Aligned to Workday’s strategic growth initiatives and encourages achievement of defined corporate performance objectives

•
Metrics set to drive efficient growth and stockholder value creation

•
Small portion of overall compensation to maintain program’s focus on equity-based pay

Restricted Stock Units	• Incentivizes long-term stockholder value creation and aligns to stockholder interests • Provides retention incentive
The key elements of our executive compensation program include base salary, cash bonuses (other than for Mr. Bhusri), equity-based awards, and health and welfare programs. Except for target cash bonuses, which typically are expressed as a pre-determined percentage of each participating executive officer’s base salary, we do not use specific formulas or weightings in determining the allocation of the various pay elements. Rather, each executive officer’s compensation has been designed to provide a combination of pay elements that are tied to achievement of our short-term and long-term financial and operational objectives. In particular, we believe our use of RSU awards, which generally vest over four years, promotes a culture of long-term value creation, while cash bonuses payable based upon semi-annual performance drive achievement of near-term objectives.
The initial compensation arrangements with our executive officers, other than Mr. Bhusri, were the result of arm’s-length negotiations between us and each individual executive officer at the time of his or her hire, appointment, or promotion. In fiscal 2024, the Compensation Committee and, with respect to Mr. Bhusri, the independent members of our Board of Directors, conducted its regular annual review of our executive compensation program, including an evaluation of competitive market practices; conducted annual performance reviews for our executive officers; reviewed our executive officers’ base salaries and target annual bonus opportunities and adjusted where appropriate; and made annual equity awards. Following deliberation and consideration of the factors discussed below, our Board and Compensation Committee determined that equity awards should continue to be a significant portion of executive compensation and made increases to cash compensation to some executives based on market positioning.
In developing the compensation package for Mr. Eschenbach at the time of his appointment in December 2022, the independent members of the Compensation Committee and Board gave careful consideration to the compensation structure that was reasonable and necessary to incentivize Mr. Eschenbach to join Workday and assume the role as our Co-Chief Executive Officer, and believed that his compensation should drive achievement of our strategic objectives and be principally tied to sustained, long-term stockholder value creation. The compensation package determined by the Compensation Committee at the time of Mr. Eschenbach’s appointment towards the end of fiscal 2023 was intended to cover the period through the end of fiscal 2024. Therefore, pursuant to the terms of his employment agreement, for fiscal 2024, Mr. Eschenbach’s base salary remained at $1,000,000, his target bonus remained at 150%, and he did not receive any additional equity awards.
Our Compensation Committee, with the assistance of Semler Brossy, also reviewed and determined the executive compensation applicable to Mr. Rowe in connection with his appointment as Chief Financial Officer in June 2023, as discussed below. In developing the compensation package for Mr. Rowe, the Compensation Committee gave careful consideration to the compensation that was reasonable and necessary to incentivize Mr. Rowe to accept the role of our Chief Financial Officer.
The following charts show the fiscal 2024 total direct compensation mix for our fiscal 2024 Co-Chief Executive Officers, Messrs. Bhusri and Eschenbach, and the average fiscal 2024 total direct compensation mix for our other NEOs. Total direct compensation for fiscal 2024 for Mr. Bhusri is the sum of his (i) annual base salary and (ii) annual RSU awards (based on the grant date fair value) and for our other NEOs is the sum of (i) annual base salary, (ii) annual cash bonus target, and (iii) annual RSU awards (based on the grant date fair value). For Mr. Eschenbach, total direct compensation
2024 Proxy Statement | 49

EXECUTIVE COMPENSATION

for fiscal 2024 is the sum of his (i) annual base salary and (ii) annual cash bonus target, as per the terms of his employment agreement, he did not receive any additional RSU awards in fiscal 2024.
Base Salary
We offer base salaries that are intended to provide a stable level of fixed compensation for our executive officers, including our NEOs, for performance of their day-to-day responsibilities. Base salaries for our executive officers are reviewed annually to determine whether an adjustment is warranted or required, and may be reviewed intra-year as well, such as in connection with a promotion.
Mr. Rowe was appointed our Chief Financial Officer effective June 12, 2023. Mr. Rowe brings significant financial and leadership experience to the role, most recently as Chief Financial Officer of VMware, Inc. In developing the compensation package for Mr. Rowe, the Compensation Committee consulted with Semler Brossy and gave careful consideration to the compensation that was reasonable and necessary to incentivize Mr. Rowe to accept the role of our Chief Financial Officer and recommended that the Board approve an annual base salary of $700,000 for Mr. Rowe.
In connection with our annual compensation cycle during fiscal 2024, the Compensation Committee reviewed the base salaries of our then-current NEOs, other than Mr. Bhusri, whose base salary has been $65,000 since January 2017, and Mr. Eschenbach, whose base salary was set at $1,000,000 at the time of his appointment as Co-Chief Executive Officer at the end of fiscal 2023. After considering a compensation analysis performed by Semler Brossy and the other factors described above, the Compensation Committee determined to make annual base salary increases for two of our NEOs to more closely align to market pay levels. The annual base salaries for each of our NEOs during fiscal 2023 and fiscal 2024 are set forth in the table below:
Named Executive Officer	Fiscal 2023 Annual Base Salary	Fiscal 2024 Annual Base Salary
Carl M. Eschenbach	$1,000,000	$1,000,000
Aneel Bhusri	65,000	65,000
Zane Rowe(1)	—	700,000
Sayan Chakraborty(1)	—	400,000
Douglas A. Robinson	375,000	400,000
Barbara A. Larson	420,000	420,000
James J. Bozzini	375,000	400,000

(1)
Messrs. Chakraborty and Rowe were not NEOs in fiscal 2023.

Cash Bonuses
In response to stockholder feedback on increased disclosure regarding the performance metrics we use or may use in our cash bonus program, our Compensation Committee adopted our Omnibus Bonus Plan in early fiscal 2024. Our Omnibus Bonus Plan is designed to motivate and reward eligible employees for their contributions toward the achievement of certain of Workday’s performance goals. Our Compensation Committee established the annual cash bonus plan for fiscal 2024 under, and subject to the terms and conditions of, the Omnibus Bonus Plan.
50 | workday.com

EXECUTIVE COMPENSATION

During fiscal 2024, our executive officers, other than Mr. Bhusri, participated in our cash bonus plan that was available to all employees not covered under an existing cash incentive plan. Mr. Bhusri has historically not participated in our cash bonus plan because his large ownership stake in Workday adequately incentivizes him to achieve short-term and long-term performance goals. Because of our emphasis on equity-based compensation, annual bonuses are not intended to constitute a material amount of the total compensation for our NEOs. Our fiscal 2024 cash bonus plan was designed to drive revenue growth, encourage accountability, incentivize execution of short-term priorities tied to long-term strategy, and reward our executives and employees upon the achievement of certain objectives.
As depicted below, our cash bonus plan is measured and calculated based on the achievement of pre-set company performance goals and individual performance achievement. For fiscal 2024, company performance was evaluated based on the following goals as set out in our fiscal 2024 cash bonus plan: 80% of the funding of the cash bonus plan was based on a financial performance goal tied to our total fiscal 2024 subscription revenue and 20% of the funding of the cash bonus plan was driven by a non-financial performance goal based on customer satisfaction.
Financial Target: Subscription Revenue
Subscription revenue primarily consist of fees that give our customers access to our cloud applications, which include related customer support, and is a strong indicator of the growth of our business. We selected subscription revenue, adjusted for the impact of foreign currency rate fluctuations and certain acquisitions, as applicable (“adjusted subscription revenue”), as our company financial performance goal to promote revenue growth achievement, which will in turn drive our long-term success and enhance stockholder value, and because subscription revenue is a key metric used by investors in evaluating our financial performance. (See Appendix B for a reconciliation of GAAP subscription revenue to adjusted subscription revenue.) For fiscal 2024, the target for 100% attainment of the company financial performance goal was $6.625 billion in adjusted subscription revenue, with a minimum threshold level of $6.470 billion in adjusted subscription revenue. Full-year funding of the financial portion of the bonus plan for attainment above the minimum threshold but below 100% attainment was based on the level of achievement of adjusted subscription revenue falling within banded achievement levels and, pursuant to the terms of our cash bonus plan, attainment is set at the next subsequent payout level. Full-year funding based on the company financial performance goal was capped at 125% of the target funding.
Non-Financial Target: Customer Satisfaction
Our annual customer satisfaction score was based on the responses received from a survey of the named support contacts at Workday’s HCM and financials customers. Customer service has always been one of our core values and the customer satisfaction score is a strong indicator of Workday’s health and customer retention and expansion. We selected customer satisfaction score as our company non-financial performance goal to drive execution of our strategic initiatives that require a focused and consistent effort by our employees and NEOs throughout the fiscal year to serve our customers and potential customers. For fiscal 2024, the customer satisfaction score target was a 95% satisfaction rating based on a survey conducted by Workday of named support contacts at our HCM and financials customers. If the customer satisfaction score target is not met or exceeded, this portion of the cash bonus plan is not funded.
Individual Performance
Individual performance factors may increase or decrease a participant’s bonus payment. The NEOs’ individual performance objectives assessed by our Compensation Committee for payment under the cash bonus plan may include: (1) performance relative to their individual and organizational goals; (2) contributions to achievement of corporate goals; (3) contributions to achievement of financial goals; and (4) leadership contributions. This assessment approach allows for flexibility and innovation to address competitive dynamics and the evolving economic landscape, which aligns with the key elements of our compensation philosophy.
2024 Proxy Statement | 51

EXECUTIVE COMPENSATION

Achievement and Payout
First Half Payout
Eligible participants, including executives, who participate in the cash bonus plan were eligible for semi-annual payments in fiscal 2024. If Workday’s financial performance as of the end of the company’s second fiscal quarter indicated that the company expected to meet or exceed the target level of financial performance on an annualized basis, 50% of the financial portion of the bonus plan, which is weighted 80% of the total bonus plan funding, would be funded. The portion of the bonus pool related to the non-financial metric is not eligible to be funded for the first half payment and individual performance for the first half payment can be achieved at 0%, 50%, or 100%.
Following the conclusion of the company’s second fiscal quarter of fiscal 2024, it was determined that based on the company’s forecasted adjusted subscription revenue as of the end of the second fiscal quarter, the company was on track to meet or exceed the target level of financial performance on an annualized basis. The Compensation Committee determined to set each NEO’s individual performance achievement level at 100%, which, together with the 50% funding of the financial portion of the bonus plan, which is weighted 80% of the total bonus plan funding, resulted in a first half payout of 40% of each NEO’s respective annual target bonus for fiscal 2024.
1H Financial Portion Funding		Weighting of Financial Portion to Full Year Funding		1H Individual Achievement		% of Full Year Target Bonus Paid at 1H
50%	x	80%	x	100%	=	40%
Full Year Payout
Following the conclusion of fiscal 2024, the Compensation Committee reviewed the level of achievement of each company performance goal against the pre-established targets. In fiscal 2024, Workday’s full year adjusted subscription revenue of $6.609 billion fell within the target band of subscription revenue of $6.608M — $6.625M which resulted in the financial portion of the cash bonus plan being funded at target, or 100%. (See Appendix B for a reconciliation of GAAP subscription revenue to adjusted subscription revenue.)
Additionally, we achieved our customer satisfaction goal for fiscal 2024, which resulted in the full funding of that portion of the cash bonus plan. Based on these achievements, the total bonus pool for NEOs and all other eligible employees in fiscal 2024 was funded at 100% of target.
For full year fiscal 2024, the Compensation Committee determined that given the collective performance of the NEOs in driving the strong financial and operational results of the company, the cash bonuses paid to the NEOs were determined based on the achievement levels of the company’s performance goals, which resulted in an overall payout of 100% of each NEO’s respective annual targets for fiscal 2024.
The following table shows the calculation of the individual cash bonuses paid to each NEO based on the formulas set forth above:
Named Executive Officer	Fiscal 2024 Annual Cash Bonus Paid(1)	Target Annual Bonus Opportunity (% of Base Salary)	% of Target Bonus Paid
Carl M. Eschenbach	$1,500,000	150%	100%
Aneel Bhusri	—	—	—
Zane Rowe(2)	224,384	50%	100%
Sayan Chakraborty	200,000	50%	100%
Douglas A. Robinson	400,000	100%	100%
Barbara A. Larson(3)	84,000	50%	100%
James J. Bozzini	200,000	50%	100%

(1)
Inclusive of first half payout of the fiscal 2024 cash bonus plan.

(2)
Mr. Rowe’s amount is prorated based on his start date.

(3)
Pursuant to the terms of her transition agreement, Ms. Larson was only eligible to receive a cash bonus with respect to the first half of fiscal 2024 with the individual performance factor deemed to be achieved at 100%.

52 | workday.com

EXECUTIVE COMPENSATION

Chief Financial Officer Sign-On Bonus
In addition, to incentivize Mr. Rowe to accept the offer to become our Chief Financial Officer, the Board approved a one-time signing bonus of $2,000,000 (payable in two installments and subject to repayment if Mr. Rowe is terminated by Workday for cause or resigns his employment without good reason within a year of his start date).
Equity-Based Awards
The majority of the target total direct compensation of our executive officers, including our NEOs, is provided through equity awards. By having a significant percentage of our executive officers’ target total direct compensation payable in the form of equity that vests over a number of years and, thus, is subject to higher risk and longer vesting than cash compensation, our executive officers are motivated to take actions that focus on our long-term strategic and financial objectives, aligning their interests with those of our stockholders over the long term. We believe that RSUs with multi-year vesting are the most effective compensation vehicle for Workday at this time for a number of reasons, including that RSUs are a common incentive used by many talent competitors and the multi-year vesting schedule decreases risks associated with short-term decision making. Furthermore, the Compensation Committee and the Board believe that it is critical for Workday to promote strategic agility by allowing the business to pivot in response to changing market dynamics without consideration of the impact to short-term rewards, and RSUs with long-term vesting allow us to continue to incentivize and promote the innovative culture that drives our success.
We make annual equity grants to our current executive officers and may make mid-year awards on a case-by-case basis, such as in the event of a promotion. We also make equity grants to newly hired executive officers based on arm’s-length negotiations between us and the executive at the time of his or her hire, and taking into consideration what is reasonable and necessary to incentivize the executive to accept the position and drive alignment with us and our stockholders. The sizes of these annual awards are not determined based on a specific formula, but rather through the exercise of the Compensation Committee’s or Board’s judgment after considering, on an annual basis, the individual performance of each of the executive officers, including financial, operational, customer, strategic, product, and competitive factors; the recommendations of our Chief Executive Officer and Executive Chair (except with respect to their own awards); the appropriate level of compensation for the position given the scope of responsibility; the need to hire or retain an individual in a particular position; the current unvested equity held by such individuals and related vesting schedules; the level of each executive officer’s total target cash compensation (base salary plus target cash bonus opportunity); and the perceived retentive value of the proposed awards.
In addition, the Compensation Committee reviews and considers the equity awards granted to the executives at the companies in our compensation peer group, although it does not benchmark to specific percentiles against those companies. Based on its review, the Compensation Committee and the Board agreed that the fiscal 2024 equity grants described below, together with existing equity awards (if any), appropriately incentivized our executives and satisfied our retention goals for the near-term future, as well as motivated our executives to take actions in support of longer-term stockholder interests.
As noted above, our equity awards generally take the form of time-based RSU awards with a four-year vesting schedule. The number of RSUs awarded to each NEO is determined by dividing the value of RSUs approved by the Compensation Committee or the Board, as applicable, for each NEO by the trailing 20-day simple moving average stock price of Workday’s Class A common stock prior to the date of grant. The Compensation Committee believes that these RSU awards serve as an effective retention tool for our executive officers, because a substantial portion of unvested awards are generally forfeited if an executive officer voluntarily leaves the company before the awards have vested except as provided in the Executive Severance Policy (as defined below).
Bhusri RSU Award
With respect to Mr. Bhusri, the Compensation Committee and the Board considered his equity grant for fiscal 2024 independently relative to competitive peer chief executive officer pay. The Board approached Mr. Bhusri’s fiscal 2024 compensation with the desire to recognize his continued importance to Workday’s operations and technology platform and to encourage his continued service. The Board determined that an RSU grant with a target grant value of $30,000,000 was reflective of both his role and contribution as Co-Chief Executive Officer and his on-going leadership of our product and technology functions as Executive Chair. The value of this equity award reflects his impact on Workday and the competitive market for his role. The Board also considered that the equity awards that were granted to Mr. Bhusri
2024 Proxy Statement | 53

EXECUTIVE COMPENSATION

in fiscal 2023 and 2022 were on the lower end of peer practices for chief executive officers, and that Mr. Bhusri was not granted any equity awards in fiscal 2021.
Rowe RSU Award
As discussed above, the Compensation Committee gave careful consideration to the compensation structure that was reasonable and necessary to incentivize Mr. Rowe to accept the role of Chief Financial Officer in the context of the considerable value of compensation forfeited by Mr. Rowe upon leaving his prior employer. To this end, the Compensation Committee approved a compensation package for Mr. Rowe which includes the cash compensation elements discussed above, and which allocates a substantial portion of Mr. Rowe’s compensation in the form of equity, to align his interests with our stockholders’ interests. In connection with his appointment, Mr. Rowe was granted two RSU awards with approximate target grant values of $18,000,000 each, with one award vesting over four years and the other vesting over two years. The Compensation Committee approved the award with a two-year vest to incentivize Mr. Rowe to join Workday and considering the near-term vesting of equity awards that were forfeited from Mr. Rowe’s previous employer. Additional details regarding Mr. Rowe’s compensation are also described elsewhere in this “Compensation Discussion and Analysis” section of this Proxy Statement.
The RSU awards granted to our NEOs in fiscal 2024 were as follows:
Named Executive Officer	Grant Date	Number of Shares Subject to RSU Award(1)	Grant Date Fair Value of RSU Award(2)
Carl M. Eschenbach(3)	—	—	$—
Aneel Bhusri	4/25/2023	153,774	28,122,189
Zane Rowe(4)	7/5/2023	82,568	18,379,637
	7/5/2023	82,568	18,379,637
Sayan Chakraborty	4/20/2023	71,761	13,709,939
Douglas A. Robinson	4/20/2023	71,761	13,709,939
Barbara A. Larson(5)	4/20/2023	51,258	9,792,841
James J. Bozzini	4/20/2023	51,258	9,792,841

(1)
Unless otherwise noted, the RSU awards for our NEOs are subject to vesting based on continued service through the applicable vesting dates, with one-fourth of such awards vesting one year from their vesting start date, after which the awards vest in equal installments over the next 12 quarters.

(2)
The amounts reported are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

(3)
Mr. Eschenbach was not eligible for any stock award grants in fiscal 2024.

(4)
In connection with Mr. Rowe’s appointment as Chief Financial Officer, he was granted (i) 82,568 RSUs which will vest as to one-fourth of the underlying shares one year from the vesting start date, after which the award vests in equal installments over the next 12 quarters and (ii) 82,568 RSUs which will vest over two years, with one-eighth of the underlying shares vesting three months from the vesting start date, after which the award vests in equal quarterly installments.

(5)
Pursuant to the terms of her transition agreement, Ms. Larson agreed to forfeit the 51,258 RSUs she was granted in fiscal 2024 on May 24, 2023.

Eschenbach Fiscal 2023 PVU Awards
Per the terms of Mr. Eschenbach’s new hire compensation package in connection with his appointment as Co-Chief Executive Officer in December 2022, Mr. Eschenbach received certain equity awards in fiscal 2023 and was not eligible for, and did not receive, any stock award grants in fiscal 2024. As disclosed in our 2023 proxy, in developing the compensation package for Mr. Eschenbach, the independent members of the Compensation Committee and the Board gave careful consideration to the compensation structure that was reasonable and necessary to incentivize Mr. Eschenbach to assume the role of our Co-Chief Executive Officer. Further, the independent members of the Compensation Committee and the Board believed that Mr. Eschenbach’s compensation should drive achievement of our strategic objectives and be principally tied to sustained, long-term stockholder value creation. Accordingly, the independent members of the Compensation Committee and the Board determined to allocate a substantial portion of Mr. Eschenbach’s compensation in the form of equity, comprised of time-based RSUs, the majority of which vest over four years, and market-based restricted stock units (“PVUs”) that are subject to achievement of three increasing and meaningful stock price targets during a five-year performance period and service-based vesting requirements. The PVU
54 | workday.com

EXECUTIVE COMPENSATION

was designed to encourage leadership continuity and to reward sustained, meaningful increases in stockholder value, with vesting only occurring upon achievement of the stock price targets and continued service.
The PVU award is divided into three equal tranches (each, a “Tranche”) each of which requires achievement of a stock price target (each a “Price Hurdle”) during such Tranche’s specific performance period as summarized in the table below, as well as Mr. Eschenbach’s continued service on each time-based vesting date of the PVU award (the “Service Requirement’). Mr. Eschenbach satisfies the Service Requirement of the PVU award as to 1/60th of each Tranche’s PVU shares on each of the monthly anniversaries of December 5, 2022, the award’s vesting start date, subject to his continued service on such dates (the “Time-Based Schedule”).
In fiscal 2024, the Price Hurdle for Tranche 1 was achieved on the measurement date of June 20, 2023, and the Price Hurdle for Tranche 2 was achieved on the measurement date of January 20, 2024. The portion of the Tranche 1 PVUs and Tranche 2 PVUs that had time-vested as of the applicable measurement date were released at such time, and the remaining portions of the Tranche 1 and Tranche 2 PVUs will continue to vest pursuant to the Time-Based Schedule, subject to Mr. Eschenbach’s continued service on each time-based vesting date. The performance period for Tranche 3 begins on December 28, 2024, and Tranche 3 will not be eligible for achievement until such date, even if the Price Hurdle is achieved on an earlier date. All shares are subject to a one-year holding period once vested and released.
The following table provides information regarding the achievement of the PVUs and outstanding PVUs held by Mr. Eschenbach as of January 31, 2024.
Tranche	Price Hurdle	Number of Shares in Tranche	Number of Shares Earned and Vested as of January 31, 2024(1)	Number of Shares Earned But Not Vested as of January 31, 2024(2)	Number of Shares That Have Not Been Earned
1	$194.80	101,217	21,931	79,286	—
2	$233.76	101,217	—(3)	101,217	—
3	$272.72	101,216	—	—	101,216

(1)
Shares that have been released upon the achievement of the Price Hurdle and the time-based vesting requirement for the applicable tranche.

(2)
Shares that have been earned upon the achievement of the Price Hurdle but remain subject to the time-based vesting requirement for the applicable tranche and so have not yet been released.

(3)
The Price Hurdle was achieved for Tranche 2 on the measurement date of January 20, 2024. Pursuant to the terms of the PVU award, 23,618 Tranche 2 PVUs were released on February 5, 2024, after the end of our fiscal 2024.

We believe that the achievement of the Price Hurdles and the increase in our stock price since Mr. Eschenbach assumed the role of Co-Chief Executive Officer demonstrates his strong leadership and precise execution of the company’s strategic initiatives. The following table provides information on the strong performance of our stock price as measured against the baseline price of $155.84, which was the trailing simple moving average of our stock price over the 45 consecutive trading days ending on December 20, 2022, the day that Mr. Eschenbach and Workday signed his Employment Agreement, and the alignment of Mr. Eschenbach’s performance equity incentives with stockholders’ interests.
Performance Period	Tranche	Price Hurdle (% Increase from Baseline Price)	45-Day Average Share Price on Achievement Date (% Increase from Baseline Price)
Years 1-3	1	$194.80 (25% increase)	$196.91 (26% increase as of June 20, 2023)
Years 2-4	2	$233.76 (50% increase)	$265.22 (70% increase as of January 20, 2024)
Years 3-5	3	$272.72 (75% increase)	N/A
2024 Proxy Statement | 55

EXECUTIVE COMPENSATION

Benefits Programs
Our employee benefit programs, which include our 401(k) plan, employee stock purchase plan, and health and welfare programs, such as health savings accounts and flexible spending arrangements, are designed to provide a competitive level of benefits to our employees generally, including our executive officers and their families. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are generally eligible to participate in the same employee benefit plans and programs, and on the same terms and conditions, as all other U.S. full-time employees.
Perquisites and Other Personal Benefits
The personal health, safety, and security of our employees is of the utmost importance to Workday and our stockholders. Accordingly, while we do not view perquisites or other personal benefits as a significant component of our executive compensation program, we provide limited perquisites for business-related purposes, for the health of our executives, and those necessary for the security of Mr. Bhusri.
Health Benefits
We offer our executive officers, including our NEOs, an annual comprehensive physical examination that is fully funded by Workday, as an added benefit to the medical insurance provided to all employees. We recognize the significant role of our executive officers and offer this program to encourage a focus on wellness.
Personal Security
Consistent with prevalent practices among peer companies, and based on an independent third-party security study, the Compensation Committee approved a comprehensive security plan for Mr. Bhusri. Based on the security study, we pay for the annual costs of security at his residences, executive security protection, family protection, and secure transportation arrangements. We require these security measures because of the importance of Mr. Bhusri to Workday, and we believe that their scope and costs are an appropriate business expense for our benefit as they are integrally related to Mr. Bhusri’s ability to perform his employment responsibilities and necessary to his focused job performance. However, because certain components of the program may be considered to be perquisites under SEC disclosure rules, such as security for Mr. Bhusri’s family, security at his residences, and executive security protection outside of work hours, the aggregate incremental costs of such security services are included in the “All Other Compensation” column of the Summary Compensation Table set forth below. The Compensation Committee believes that these costs are appropriate in light of the threat landscape and Mr. Bhusri’s importance to Workday. The Compensation Committee periodically reviews the nature and cost of this program in relation to Mr. Bhusri’s security risk profile and, based on an independent third-party security study conducted in 2024 in connection with Mr. Bhusri’s transition to Executive Chair, the Compensation Committee determined that a continued need for security exists from the nature of Mr. Bhusri’s employment by Workday and the continued provision of such security should be provided to mitigate risks to our business.
Aircraft Policy
In fiscal 2022, the Board approved the purchase of a corporate aircraft as an additional security measure for Mr. Bhusri and to optimize his travel. Pursuant to our aircraft utilization policy, the corporate aircraft is primarily for use by Mr. Bhusri, with certain limited exceptions where other executives may use it for business purposes. Mr. Bhusri primarily uses Workday-provided private aircraft for business purposes. Mr. Bhusri is also permitted to use a private business jet charter when practicable and we provide private charter aircraft services for business purposes for certain other executive travel. Subject to the limitations in our policy, immediate family members of eligible executive officers are permitted to accompany the executive on the private aircraft when the aircraft is already going to a specific destination for a business purpose, provided there is no more than de minimis incremental cost.
Pursuant to the policy, Mr. Bhusri and, on occasion, certain of our executives recognize imputed taxable income as a result of personal use of private aircraft and are not provided a tax reimbursement or gross-up for any portion of this amount, including as a result of members of their immediate family accompanying them on business travel. The non-de minimis incremental costs, if any, of personal travel and travel by guests on any such legs on private aircraft are included in the “All Other Compensation” column in the Summary Compensation Table.
Car Service
For Mr. Eschenbach, we provide a car service that is primarily used for business purposes. Mr. Eschenbach recognizes imputed taxable income as a result of any personal use of the car service and is not provided a tax reimbursement or
56 | workday.com

EXECUTIVE COMPENSATION

gross-up. The value of the perquisites and benefits provided to Mr. Eschenbach during fiscal 2024 is reported and further described in our Summary Compensation Table below.
In the future, we may provide other perquisites or other personal benefits to our NEOs when we believe it is appropriate and beneficial to the company’s business to assist an individual executive in the performance of his or her duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. Future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the Compensation Committee.
Post-Employment Compensation
Executive Severance and Change in Control Policy
In November 2023, the Board approved the Workday, Inc. Executive Severance and Change in Control Policy (the “Executive Severance Policy”), which amends and restates the Workday, Inc. Change in Control Policy that was adopted by the Board on April 22, 2021, to align with current market practice by adding severance protection in the event of a termination of an executive by Workday without “cause” outside of a change in control. Under the Executive Severance Policy, an NEO is eligible to receive cash payments and accelerated vesting of certain equity awards in the event of a qualifying termination of the NEO’s employment (i) outside of a change in control of Workday (referred to as a “Non-CIC Qualifying Termination” in the Executive Severance Policy), or (ii) in connection with a change in control of Workday (referred to as a “CIC Qualifying Termination” in the Executive Severance Policy). We do not provide for single trigger acceleration following a change in control and do not provide tax gross-ups for “excess parachute payments.”
The Compensation Committee has determined that the Executive Severance Policy is both competitively reasonable and necessary to recruit and retain key executives. We also believe that entering into these arrangements will help our executive officers maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change in control of the company. The Executive Severance Policy is also intended to facilitate changes in the leadership team by setting terms for the termination of the employment of an NEO in advance, which allows for a smooth transition of responsibilities when it is deemed to be in the best interest of Workday.
For additional information about the Executive Severance Policy, please see the section below entitled “Potential Payments Upon Termination or Change in Control.”
Post-Employment Terms in Executive Agreements
Eschenbach Agreement
In connection with incentivizing Mr. Eschenbach to join us as our Co-Chief Executive Officer in fiscal 2023, his Employment Agreement provides that he is entitled to certain payments and accelerated vesting if his employment is terminated without cause within two years following his start date, other than in connection with a change in control, after which he will be eligible to receive the Non-CIC Qualifying Termination benefits in the Executive Severance Policy. Likewise, Mr. Eschenbach will participate in the Executive Severance Policy, as modified by his employment agreement, pursuant to which he will receive payments in the event that Mr. Eschenbach’s employment is terminated without cause or he resigns for good reason in connection with a change in control. For further information about the benefits that Mr. Eschenbach may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Carl M. Eschenbach.”
Rowe Agreement
In connection with Mr. Rowe’s appointment as our Chief Financial Officer in fiscal 2024, his offer letter provides that he is entitled to certain payments and accelerated vesting if his employment is terminated without cause within two years following his start date, other than in connection with a change in control, after which he will be eligible to receive the Non-CIC Executive Termination benefits in the Executive Severance Policy. Mr. Rowe is also eligible to receive the change in control benefits set forth in the Executive Severance Policy. For further information about the benefits that Mr. Rowe may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Zane Rowe.”
2024 Proxy Statement | 57

EXECUTIVE COMPENSATION

Larson Agreement
Following Ms. Larson’s transition out of her role as Chief Financial Officer, she continued to provide service to Workday as an Executive Vice President through November 1, 2023, after which she transitioned into a consulting role. Pursuant to the terms of her transition agreement, while serving as an Executive Vice President, Ms. Larson’s base salary remained at $420,000 annually and she was eligible to receive a cash bonus with respect to the first half of fiscal 2024 with the individual performance component deemed to be achieved at 100%. Ms. Larson was not eligible to receive a cash bonus with respect to the full fiscal year. As Executive Vice President, her previously granted equity awards continued to vest in accordance with their terms, other than a restricted stock award for 51,258 shares granted in 2023 that Ms. Larson agreed to forfeit. As a consultant, Ms. Larson provides insights and analysis regarding Workday’s financial management and operations. Pursuant to the terms of her transition agreement, the terms of her RSU award agreements, and our 2022 Plan and 2012 Equity Incentive Plan, Ms. Larson will continue to vest into her outstanding RSUs so long as she continues to provide services to Workday. Ms. Larson’s consulting period is expected to end on July 8, 2024, unless earlier terminated.
The material terms of post-employment payments to our NEOs are set forth under “Employment Arrangements and Indemnification Agreements” and “Potential Payments Upon Termination or Change in Control” below.
Death and Disability Acceleration Policy
Pursuant to company policy, all employees, including our executives, whose employment with Workday terminates due to death or permanent disability generally fully vest in their outstanding time-based equity awards upon termination. The value of our NEOs’ equity awards that would have vested assuming a January 31, 2024, termination of employment due to death or permanent disability is set forth in the section “Potential Payments Upon Termination or Change in Control”.
Other Compensation Policies
Executive Officer Recoupment Policy
The Compensation Committee adopted a revised compensation recoupment policy in fiscal 2024 to reflect the new requirements of the Nasdaq Global Select Market. The revised policy provides for the recovery of a current or former Section 16 officer’s incentive-based compensation in the event that we restate our financial results and the compensation earned by the Section 16 officer was based on achieving financial results in excess of what could have been earned by the executive officer based on the restated financial results. The recovery period extends up to three years prior to the date that it is, or should have been, concluded that the company is required to prepare a restatement, for incentive-based compensation that is received (as defined by the applicable Nasdaq rules) after the effective date of the applicable Nasdaq rules.
Equity Awards Grant Policy
The Compensation Committee has adopted a policy governing equity awards that are granted to our executive officers and employees and members of our Board of Directors. This policy provides that equity awards will be granted either by our Board or the Compensation Committee at a meeting or by unanimous written consent, subject to equity award guidelines adopted by our Compensation Committee, and provides that the Chief Executive Officer, Chair of the Board, each of the Co-Presidents, Chief Financial Officer, and Chief People Officer may make awards to non-executive employees within prescribed limits. Generally, new hire awards are granted effective on the 5th day of the month for employees who have commenced employment on or prior to the 15th day of the preceding month. Additionally, promotion and discretionary awards for our executive officers are granted effective on the 5th day of March, June, September, or December, and on the 5th day of any month for non-executive employees. Refresh awards made in connection with Workday’s annual review cycle will be effective on a date occurring in March, April, or May that is designated by the Board or the Compensation Committee prior to the end of the immediately preceding calendar year, in each case unless otherwise approved by our Board or the Compensation Committee. The exercise price of all stock options and SARs must be equal to or greater than the fair market value of our common stock, as defined in the applicable equity incentive plan, on the date of grant.
Derivatives Trading and Anti-Hedging and Pledging Policy
Our Policy on Trading in Securities, which applies to our employees, including our executive officers, and members of our Board of Directors, prohibits the trading of derivatives, including options, warrants, puts, calls, or other similar derivative
58 | workday.com

EXECUTIVE COMPENSATION

instruments relating to our securities; the hedging of our equity securities, including the participation in exchange funds or “swap funds”; and the selling of Workday securities “short”. Additionally, our executive officers and members of our Board may not borrow against Workday’s securities in margin accounts or use or pledge Workday’s securities as collateral for another type of loan.
Policy regarding 10b5-1 Plans for Directors and Executive Officers
Generally, our Policy on Trading in Securities requires our executive officers and members of our Board of Directors to adopt plans in accordance with Exchange Act Rule 10b5-1, including in accordance with the new final 10b5-1 rules adopted by the SEC in 2022, for trades of Workday securities that they beneficially own and further provides that such individuals may not trade in our equity securities during our quarterly restricted periods.
Stock Ownership Guidelines
We maintain Stock Ownership Guidelines that require Mr. Eschenbach and Mr. Bhusri to own and hold shares of our stock with a value that is at least equal to six times Mr. Eschenbach’s annual base salary; our other executive officers to own and hold shares of our stock with a value that is at least three times their annual base salaries; and members of our Board of Directors other than Messrs. Bhusri and Eschenbach to own and hold shares of our stock with a value that is at least $600,000, subject in each case to certain phase-in periods. This ownership requirement may be satisfied by ownership of shares of either our Class A or Class B common stock, vested RSUs, and any other shares of our capital stock held by affiliates or family members in which the individual holds a beneficial interest.
Compensation Policies and Practices as they Relate to Risk Management
The Compensation Committee has reviewed our executive and employee compensation programs and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on us. The reasons for the Compensation Committee’s determination include the following:
•
We structure our compensation program to consist of both fixed and variable components. The fixed (or base salary) component of our compensation programs is designed to provide income independent of our stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) components of our compensation programs are designed to reward both short-term and long-term company performance, which we believe discourages employees from taking actions that focus only on our short-term success and helps align our employees with our stockholders and on our longer-term objectives. Our RSUs have time-based vesting, generally over a period of four years.

•
We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers.

•
The Compensation Committee approves the employee annual and new hire equity award guidelines as well as the overall annual equity pool. Any recommended equity awards outside these guidelines require approval by the Compensation Committee. We believe that this helps ensure we grant equity compensation appropriately and in a sustainable manner.

•
A significant portion of the compensation paid to our executive officers and the members of our Board of Directors is in the form of RSUs, to align their interests with the interests of stockholders.

•
We maintain Stock Ownership Guidelines for our executive officers and the members of the Board to help ensure that they retain specified levels of equity in Workday to align their interests with the interests of stockholders.

•
As part of our Policy on Trading in Securities, we prohibit hedging transactions involving our securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.

•
Our Board has adopted an Executive Officer Recoupment Policy providing that it will require reimbursement or forfeiture of all or a portion of any incentive compensation that was paid to an executive officer based on financial results if a restatement of those results is required. The policy was revised in fiscal 2024 to reflect the new requirements of the Nasdaq Global Select Market.

2024 Proxy Statement | 59

EXECUTIVE COMPENSATION

Tax and Accounting Considerations
Limitation on Deductibility of Executive Compensation
We do not require executive compensation to be tax deductible to Workday, but instead balance the cost and benefits of tax deductibility to correspond with our executive compensation goals. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a publicly held corporation for compensation in excess of $1,000,000 paid in any taxable year to certain of its executive officers.
We expect that the Compensation Committee will continue to seek to balance the cost and benefit of tax deductibility with our executive compensation goals designed to promote stockholder interests, retaining discretion to approve compensation that is non-deductible when it believes that such payments are appropriate to attract and retain executive talent. As a result, we expect that a significant portion of future cash and equity payments to our executive officers may not be tax deductible under Section 162(m).
No Tax Reimbursement of Parachute Payments or Deferred Compensation
We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal 2024, and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other such reimbursement.
Accounting Treatment
We account for share-based compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize compensation expense for share-based awards issued to employees and non-employees, primarily including RSUs and purchases under the Amended and Restated 2012 Employee Stock Purchase Plan (“ESPP”). Compensation expense is generally recognized over the period during which the award recipient is required to perform service in exchange for the award. For RSUs, fair value is based on the closing price of our common stock on the grant date. For shares issued under the ESPP, fair value is estimated using the Black-Scholes option-pricing model. This calculation is performed for accounting purposes and reported in the compensation tables below.
Report of the Compensation Committee
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in Workday’s Annual Report on Form 10-K for fiscal 2024 and included in this Proxy Statement.
Submitted by the Compensation Committee of our Board of Directors:
George J. Still, Jr. (Chair)
Lynne M. Doughtie
Jerry Yang
60 | workday.com

SUMMARY COMPENSATION TABLE
The following table provides information concerning all plan and non-plan compensation earned by each of our NEOs during the fiscal years ended January 31, 2024, 2023, and 2022.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)		Non- Equity Incentive Plan Compensation(3)	All Other Compensation	Total
Carl M. Eschenbach Chief Executive Officer and Director	2024	$1,000,000	$—	$	—(4)	$1,500,000	$21,664(5)	$2,521,664
	2023	119,231	—		102,563,097(6)	—	2,981	102,685,309
Aneel Bhusri Co-Founder and Executive Chair	2024	65,000	—		28,122,190	—	2,994,375(7)	31,181,565
	2023	65,000	—		14,065,845	—	3,166,567(8)	17,297,412
	2022	65,000	—		15,404,483	—	2,961,923	18,431,406
Zane Rowe Chief Financial Officer	2024	452,308	1,000,000		36,759,274	224,384	657(9)	38,436,623
Sayan Chakraborty Co-President	2024	400,000	—		13,709,939	200,000	54,677(10)	14,364,616
Douglas A. Robinson Co-President	2024	400,000	—		13,709,939	400,000	45,364(11)	14,555,303
	2023	375,000	332,000		12,190,473	—	38,705	12,936,179
	2022	350,000	427,000		11,699,995	—	7,670	12,484,665
Barbara A. Larson Former Chief Financial Officer	2024	329,708	—		9,792,841(12)	84,000	22,991(13)	10,229,540
	2023	420,000	187,000		9,377,304	—	35,097	10,020,001
James J. Bozzini Former Chief Operating Officer	2024	400,000	—		9,792,841	200,000	15,417(14)	10,408,258
	2023	375,000	166,000		9,377,304	—	9,323	9,927,627
	2022	350,000	209,000		9,756,190	—	8,700	10,323,890

(1)
For all NEOs (other than Mr. Rowe), reported amounts for fiscal 2023 and 2022 reflect payment of bonuses pursuant to the cash bonus plan prior to the adoption of the Omnibus Bonus Plan. The amount reported under the Bonus column for Mr. Rowe includes the first installment of a signing bonus of $2,000,000 (payable in two equal installments, one upon his start date and the other on the one-year anniversary of his start date), which is subject to repayment if Mr. Rowe is terminated by Workday for cause or resigns his employment without good reason within a year of his start date.

(2)
Other than with respect to Mr. Eschenbach’s PVUs, the amounts reported are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. The amount reported for Mr. Eschenbach’s PVU award is computed in accordance with ASC Topic 718 using the Monte Carlo simulation model. The assumptions used in calculating the grant date fair value are set forth in Note 14 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2024. Such grant-date fair value does not take into account any forfeitures related to service-based vesting conditions that may occur.These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

(3)
For all NEOs, reported amounts reflect payment of bonuses pursuant to the fiscal 2024 cash bonus plan, which was adopted pursuant to the Omnibus Bonus Plan. As described under “Compensation Discussion and Analysis,” the cash bonus amounts earned are based on the performance of Workday relative to predetermined financial and non-financial goals for fiscal 2024 and the performance of the individual NEO. Mr. Rowe’s amount is prorated based on his start date.

(4)
Mr. Eschenbach was not eligible for stock awards in fiscal 2024.

(5)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $10,092, (ii) income tax gross-up of $3,679 in respect of guest attendance at company events and a company gift, (iii) Workday-paid costs for guest attendance at company events and a company gift, (iv) car service, and (v) a wellness program reimbursement. On occasion, guests of Mr. Eschenbach may accompany him on private aircraft during business trips at a de minimis incremental cost to Workday.

(6)
The amounts reported under the Stock Awards column for Mr. Eschenbach include (i) $328,089 in grant date fair value of RSUs that were granted to Mr. Eschenbach in June 2022 in connection with his service as a non-employee director on our Board of Directors, and (ii) $102,235,008 in grant date fair value of the RSUs and PVUs that were granted to Mr. Eschenbach in December 2022 in connection with his appointment as our Co-Chief Executive Officer.

(7)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $1,958, (ii) aggregate incremental costs paid by Workday for certain security arrangements provided for Mr. Bhusri and his family that may be considered perquisites under SEC disclosure rules in the amount of $2,804,912, and (iii) personal air travel expenses in the amount of $185,318, which represent the incremental cost to Workday for Mr. Bhusri’s personal use of our corporate aircraft. We determine the incremental cost of the personal use of our corporate aircraft based on the variable operating costs to us, which includes (a) trip-related landing, ramp, and parking fees and expenses; (b) crew travel expenses; (c) supplies and catering; and (d) aircraft fuel and oil expenses. Because the corporate aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of our corporate aircraft, and costs of maintenance and upkeep. On occasion, guests of Mr. Bhusri may accompany him on private aircraft during business trips at a de minimis

2024 Proxy Statement | 61

COMPENSATION TABLES

incremental cost to Workday. Additional information is set forth in the above section entitled “Elements of Our Executive Compensation Program — Perquisites and Other Personal Benefits.”
(8)
Includes $18,982 of costs related to Mr. Bhusri’s security arrangement which were not included in our 2023 Proxy Statement as the amount was unknown at the time of filing.

(9)
This amount includes (i) income tax gross-up in respect of a company gift in the amount of $152, (ii) a company gift, and (iii) a wellness program reimbursement.

(10)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $10,038, (ii) income tax gross-up in respect of a company gift of $614, and (iii) personal air travel expenses in the amount of $43,237, which represents the incremental cost to Workday for Mr. Chakraborty’s personal use of a private business jet charter. The incremental cost to Workday from his use of a private business jet charter was based on the variable cost amount billed to us by the private business jet charter company, which does not include a fixed management fee because the private business jet charter is used primarily for business travel. Additional information is set forth in the above section entitled “Elements of Our Executive Compensation Program — Perquisites and Other Personal Benefits.”

(11)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $10,035, (ii) income tax gross-up of $13,590 in respect of Mr. Robinson and guest attendance at company events and a company gift, (iii) Workday-paid costs for Mr. Robinson’s and guest attendance at company events, (iv) a company gift, (v) a company charitable match, and (vi) a wellness program reimbursement.

(12)
Pursuant to the terms of her transition agreement, Ms. Larson agreed to forfeit the stock award she was granted in fiscal 2024.

(13)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $8,349, (ii) COBRA payment of $13,092 in connection with our Chief Financial Officer transition, (iii) a company charitable match, and (iv) a wellness program reimbursement.

(14)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $10,038, (ii) income tax gross-up in respect of company gifts of $690, (iii) company gifts, and (iv) an executive health physical service.

Grants of Plan-Based Awards in Fiscal 2024
The following table provides information regarding grants of incentive plan-based awards made to each of our NEOs during fiscal 2024 under our 2022 Equity Incentive Plan.
					Equity Grants
		Estimated Payouts Under Non- Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Carl M. Eschenbach	N/A	840,000	1,500,000	2,700,000	—	$—
Aneel Bhusri	04/25/2023	—	—	—	153,774	28,122,189
Zane Rowe	N/A	125,655	224,384	403,890	—	—
	07/05/2023	—	—	—	82,568	18,379,637
	07/05/2023	—	—	—	82,568(4)	18,379,637
Sayan Chakraborty	N/A	112,000	200,000	360,000	—	—
	04/20/2023	—	—	—	71,761	13,709,939
Douglas A. Robinson	N/A	224,000	400,000	720,000	—	—
	04/20/2023	—	—	—	71,761	13,709,939
Barbara A. Larson	N/A	117,600	210,000	378,000	—	—
	04/20/2023	—	—	—	51,258(5)	9,792,841
James J. Bozzini	N/A	112,000	200,000	360,000	—	—
	04/20/2023	—	—	—	51,258	9,792,841

(1)
Represents estimated payouts under our cash bonus plan. For illustrative purposes, the “threshold” payout amount reported in the table above is based on achieving 56% of the total target payout opportunity and the “maximum” amounts shown reflect a 150% individual multiplier. Mr. Rowe’s amounts are prorated based on his start date. Pursuant to the terms of her transition agreement, Ms. Larson was only eligible to receive a cash bonus with respect to the first half of fiscal 2024 with the individual performance factor deemed to be achieved at 100%.

(2)
Represents RSUs granted under our 2022 Equity Incentive Plan. Unless otherwise noted, each RSU award vested or will vest as to one-fourth of the underlying shares on approximately the one-year anniversary of grant and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(3)
The amounts reported are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

62 | workday.com

COMPENSATION TABLES

(4)
Represents RSUs granted to Mr. Rowe in connection with his appointment as our Chief Financial Officer that vested or will vest as to one-eighth of the underlying shares three months from the vesting start date and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(5)
Pursuant to the terms of her transition agreement, Ms. Larson agreed to forfeit the 51,258 RSUs she was granted in fiscal 2024.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding and unvested RSU awards held by our NEOs as of January 31, 2024.
		STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested
Carl M. Eschenbach	12/28/2022	227,738	$66,287,700
	12/28/2022	180,503(3)	52,539,008	101,216(4)	$26,914,347
Aneel Bhusri	04/25/2023	153,774	44,758,998
	04/20/2022	35,942	10,461,638
	04/15/2021	18,495	5,383,340
Zane Rowe	07/05/2023	82,568	24,033,068
	07/05/2023	61,926(5)	18,024,801
Sayan Chakraborty	04/20/2023	71,761	20,887,474
	04/20/2022	28,753	8,369,136
	04/15/2021	10,480	3,050,414
	04/15/2020	3,553	1,034,172
Douglas A Robinson	04/20/2023	71,761	20,887,474
	04/20/2022	31,149	9,066,539
	12/15/2021	3,581	1,042,322
	04/15/2021	9,248	2,691,815
	03/15/2021	2,450	713,122
	04/15/2020	1,895	551,578
Barbara A. Larson(6)	04/20/2022	23,961	6,974,328
	12/15/2021	3,581	1,042,322
	04/15/2021	3,699	1,076,668
	04/15/2020	1,422	413,902
James J. Bozzini	04/20/2023	51,258	14,919,666
	04/20/2022	23,961	6,974,328
	04/15/2021	11,714	3,409,594
	04/15/2020	4,737	1,378,799

(1)
Unless otherwise noted, each RSU award vested or will vest as to one-fourth of the underlying shares on approximately the one-year anniversary of grant and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(2)
The market value of unvested RSUs and unearned PVUs is calculated by multiplying the number of unvested or unearned shares held by the applicable NEO by the closing price of our Class A common stock on January 31, 2024, the last trading day of our fiscal year, which was $291.07.

(3)
Represents the Tranche 1 and Tranche 2 PVUs granted to Mr. Eschenbach in fiscal 2023 that have achieved their respective share price targets and remain subject to service-based vesting on a monthly basis, fully vesting on December 5, 2027. See “Elements of our Executive Compensation Program — Equity-Based Awards — Eschenbach Fiscal 2023 PVU Awards” for further details.

2024 Proxy Statement | 63

COMPENSATION TABLES

(4)
Represents the Tranche 3 PVUs granted to Mr. Eschenbach in fiscal 2023 that remain subject to the achievement of the applicable share price target. The performance period for these PVUs begins on December 28, 2024. The amount reported for the Tranche 3 PVUs based on the fair value on January 31, 2024, computed in accordance with ASC Topic 718 using the Monte Carlo simulation model. See “Elements of our Executive Compensation Program — Equity-Based Awards — Eschenbach Fiscal 2023 PVU Awards” for further details.

(5)
Represents RSUs granted to Mr. Rowe in connection with his appointment as our Chief Financial Officer that vested or will vest as to one-eighth of the underlying shares three months from the vesting start date and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(6)
Ms. Larson stepped down as our Chief Financial Officer effective June 12, 2023, and continues to vest into her outstanding RSUs so long as she continues to provide services to Workday. See “Post-Employment Compensation — Post-Employment Terms in Executive Agreements — Larson Agreement” for further details.

Stock Vested in Fiscal 2024
The following table summarizes the value realized by our NEOs on stock vested during fiscal 2024.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Carl M. Eschenbach	191,340(2)	$45,219,838
Aneel Bhusri	46,012	10,039,240
Zane Rowe	20,642	4,917,440
Sayan Chakraborty	49,062	10,847,771
Douglas A. Robinson	43,933	9,677,964
Barbara A. Larson	31,528	6,922,113
James J. Bozzini	49,891	11,016,261

(1)
The value realized on vesting is calculated by multiplying the number of underlying shares at vest by the fair market value of our Class A common stock on the date prior to the applicable vesting dates.

(2)
Includes 30,365 shares subject to RSUs granted to Mr. Eschenbach in connection with his appointment as our Co-Chief Executive Officer in December 2022, which vested during fiscal 2023 in connection with Mr. Eschenbach’s open market purchase of $2,000,000 of our Class A Common Stock.

401(k) Plan
We maintain a tax-qualified 401(k) retirement plan for all employees who satisfy certain eligibility requirements. Under our 401(k) plan, employees may elect to defer up to 75% of their eligible compensation subject to applicable annual limits set pursuant to the Code. We intend for the 401(k) plan to qualify, depending on the employee’s election, under Code Section 401 so that contributions by employees to the 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from the 401(k) plan, or under Code Section 402A so that contributions by employees to the 401(k) plan are taxable as income, but qualifying withdrawals and income earned on those contributions are not taxable to employees. We provide a company match for all eligible employees and currently match 50% of the first 6% of eligible compensation contributed by the employee.
Pension Benefits and Nonqualified Deferred Compensation
We do not offer any defined benefit pension plans or nonqualified deferred compensation plans.
CEO Pay Ratio Disclosure
In accordance with SEC rules, we are providing the ratio of the total annual compensation of each individual serving as a Co-Chief Executive Officer during the last completed fiscal year to the total annual compensation of our median compensated employee (“median employee”). The ratios of Messrs. Bhusri’s and Eschenbach’s total annual compensation to that of our median employee’s total annual compensation for fiscal 2024 are 129:1 and 10:1, respectively. We believe these ratios are reasonable estimates, calculated in a manner consistent with SEC rules, based on our payroll and employment records and the methodology described below. As disclosed in the Summary Compensation Table above, the total annual compensation of Messrs. Bhusri and Eschenbach for fiscal 2024 was $31,181,565 and $2,521,664, respectively. The total annual compensation of our median employee for fiscal 2024 was $242,033, calculated in the same manner as the compensation for Messrs. Bhusri and Eschenbach in accordance with SEC rules.
64 | workday.com

COMPENSATION TABLES

The pay ratio for Mr. Eschenbach significantly decreased from the fiscal 2023 pay ratio for two main reasons: first, the fiscal 2023 pay ratio reflected his new hire equity awards, and second, he received only cash compensation during fiscal 2024. As disclosed in the “Compensation Discussion and Analysis” section above, Mr. Eschenbach was not eligible for any equity awards in fiscal 2024. For fiscal 2025, we expect the pay ratio for Mr. Eschenbach to increase as he is eligible for additional equity awards. For additional information about the compensation of our Co-Chief Executive Officers, see the “Compensation Discussion and Analysis” section elsewhere in this Proxy Statement.
There have been no significant changes to our employee population or employee compensation programs during fiscal 2024 that would materially affect our pay ratio disclosure. Accordingly, for purposes of calculating the pay ratio set forth above, we are permitted to use the same median employee that we identified for purposes of our 2022 pay ratio. In the process of determining the fiscal 2024 compensation of the median employee identified and disclosed in our 2022 Proxy Statement, we recognized there were anomalous elements in that employee’s fiscal 2024 compensation which we believe did not reasonably reflect the annual compensation of our employees generally. Consequently, as permitted by SEC rules, we have substituted a new median employee with substantially similar compensation to that of the initial median employee (based on compensation measures used to identify the initial median employee), but whose fiscal 2024 compensation did not have such anomalous elements.
In selecting the median employee, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As such, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and our other NEOs (“Non-PEO NEOs”) and our performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation  — Compensation Discussion and Analysis.” The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our NEOs; these amounts reflect the Summary Compensation Table total with certain adjustments as described in the following table and footnotes.
Year	Summary Compensation Table Total for PEO ($) (Bhusri)(1)	Compensation Actually Paid to PEO ($) (Bhusri)(4)(5)	Summary Compensation Table Total for PEO ($) (Eschenbach)(2)	Compensation Actually Paid to PEO ($) (Eschenbach)(4)(6)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)(7)	Value of Initial Fixed $100 Investment Based On:(8)		Net Income ($ millions)(9)	Adjusted Subscription Revenue ($ millions)(10)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
(a)	(b)(1)	(c)(1)	(b)(2)	(c)(2)	(d)	(e)	(f)	(g)	(h)	(i)
FY24	31,181,565	55,478,130	2,521,664	83,532,656	17,598,668	26,543,948	158	179	1,381	6.61
FY23	17,297,412	9,397,020	102,685,309	109,947,072	10,404,679	3,826,484	98	119	(367)	5.58
FY22	18,431,406	19,634,025	—	—	9,768,972	11,928,801	137	146	29	4.55
FY21	2,693,925	5,713,506	—	—	10,037,001	17,263,222	123	132	(282)	3.79

(1)
Aneel Bhusri served as our Co-Chief Executive Officer from August 2020 through January 2024, the end of our fiscal 2024, and currently serves as our Executive Chair.

(2)
Carl Eschenbach served as our Co-Chief Executive Officer from December 20, 2022 through January 2024 and currently serves as our sole Chief Executive Officer.

(3)
The individuals comprising the Non-PEO NEOs for each year are listed below:

FY24	FY23	FY22	FY21
James J. Bozzini	James J. Bozzini	James J. Bozzini	James J. Bozzini
Sayan Chakraborty	Barbara A. Larson	Douglas A. Robinson	Richard H. Sauer
Barbara A. Larson	Douglas A. Robinson	Richard H. Sauer	Robynne D. Sisco
Douglas A. Robinson	Richard H. Sauer	Robynne D. Sisco
Zane Rowe
2024 Proxy Statement | 65

COMPENSATION TABLES

(4)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as required by Item 402(v) of Regulation S-K, as set forth in the tables below. The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns has been estimated pursuant to the guidance in ASC Topic 718. The fair values of RSU awards that are subject to solely service-based vesting criteria are calculated using the closing price of our Class A common stock on applicable year-end dates, or, in the case of vesting dates, the closing price on the date prior to the applicable vesting dates.

(5)
Compensation Actually Paid to Mr. Bhusri for fiscal 2024 reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

FY24
Total Reported in Summary Compensation Table (SCT)($)	31,181,565
Less, value of Stock Awards reported in SCT	28,122,189
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	44,758,998
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding	5,968,473
Plus, FMV of Awards Granted this Year and that Vested this Year	—
Plus, Change in Fair Value (from prior year-end) of Prior Year Awards that Vested this year	1,691,283
Less Prior Year Fair Value of Prior Year Awards that Failed to vest this year	—
Total Adjustments	52,418,754
Compensation Actually Paid	55,478,130

(6)
Compensation Actually Paid to Mr. Eschenbach for fiscal 2024 reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

FY24
Total Reported in Summary Compensation Table (SCT)($)	2,521,664
Less, value of Stock Awards reported in SCT(i)	—
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding(i)	—
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding(ii)	69,264,018
Plus, FMV of Awards Granted this Year and that Vested this Year	—
Plus, Change in Fair Value (from prior year-end) of Prior Year Awards that Vested this year(iii)	11,746,974
Less Prior Year Fair Value of Prior Year Awards that Failed to vest this year	—
Total Adjustments	81,010,992
Compensation Actually Paid	83,532,656

(i)
Mr. Eschenbach was not eligible for equity awards in fiscal 2024.

(ii)
Reflects Mr. Eschenbach’s unvested time-based RSUs, unearned portions of the PVU award that remain eligible for achievement and earned portion of the PSU award that remain subject to on-going time based vesting. The change in fair value for the unearned portion of the PVU award is computed in accordance with ASC Topic 718 using the Monte Carlo simulation model, including updated input variables for such model, as of January 31, 2024. The amount does not reflect the actual economic value that may ultimately be realized by Mr. Eschenbach.

(iii)
Reflects Mr. Eschenbach’s time-based RSUs that vested during fiscal 2024 and earned portions of the PVU award that also became time-vested during fiscal 2024. The amount does not reflect the actual economic value that may ultimately be realized by Mr. Eschenbach.

(7)
The average Compensation Actually Paid to the Non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

FY24
Total Reported in Summary Compensation Table (SCT)($)	17,598,668
Less, value of Stock Awards reported in SCT	16,752,967
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	19,750,497
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding	3,600,227
Plus, FMV of Awards Granted this Year and that Vested this Year	983,488
Plus, Change in Fair Value (from prior year-end) of Prior Year Awards that Vested this year	1,364,035
Less Prior Year Fair Value of Prior Year Awards that Failed to vest this year	—
Total Adjustments	25,698,247
Compensation Actually Paid	26,543,948
66 | workday.com

COMPENSATION TABLES

(8)
The Peer Group TSR set forth in this table utilizes the S&P 1500 Application Software Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2024. The comparison assumes $100 was invested for the period starting January 31, 2020, through the end of the listed year in Workday Class A common stock and in the S&P 1500 Application Software Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(9)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable fiscal year.

(10)
We determined adjusted subscription revenue to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2024. Subscription revenue primarily consist of fees that give our customers access to our cloud applications, which include related customer support. Subscription revenue are recognized over time as services are delivered and consumed concurrently over the contractual term, beginning on the date our service is made available to the customer. adjusted subscription revenue is subscription revenue adjusted for the impact of foreign currency rate fluctuations and certain acquisitions. See Appendix B for a reconciliation of GAAP subscription revenue to adjusted subscription revenue.

Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following depictions of the relationships between information presented in the Pay versus Performance table.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”) and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, our cumulative TSR, and the cumulative TSR of the S&P 1500 Application Software Index over the four most recently completed fiscal years.
Compensation Actually Paid versus Total Shareholder Return
2024 Proxy Statement | 67

COMPENSATION TABLES

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the four most recently completed fiscal years.
Compensation Actually Paid versus Net Income
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted Subscription Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our adjusted subscription revenue during the four most recently completed fiscal years.
Compensation Actually Paid versus Adjusted Subscription Revenue
68 | workday.com

COMPENSATION TABLES

Tabular List of Most Important Financial and Non-Financial Performance Measures
The following table is an unranked list of the financial and non-financial performance measures that we consider to have been the most important in linking Compensation Actually Paid to our PEO and non-PEO NEOs for fiscal 2024 to company performance, as further described in “Executive Compensation — Compensation Discussion and Analysis”. Time-vesting equity compensation makes up a material portion of the total compensation for our executives, thus, the price of our Class A common stock directly ties to Compensation Actually Paid.
Adjusted Subscription Revenue Annual Customer Satisfaction Score Workday Class A Common Stock Price
2024 Proxy Statement | 69

COMPENSATION TABLES

EQUITY COMPENSATION PLAN INFORMATION
Securities Authorized for Issuance Under Equity Compensation Plans
The following table includes information as of January 31, 2024, for (i) our active plans, which include the 2022 Equity Incentive Plan and our Amended and Restated 2012 Employee Stock Purchase Plan, (ii) our prior 2012 Equity Incentive Plan, and (iii) the 2013 Adaptive Insights Equity Incentive Plan, which was assumed by Workday:
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	15,438,283(2)	$29.20	24,333,810(3)
Equity compensation plans not approved by security holders	—	—	—

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2)
Included in this amount are 5,156,301 RSUs that were previously issued under the 2012 Equity Incentive Plan, and 87,832 options that were previously issued under the 2013 Adaptive Insights Equity Incentive Plan and subsequently assumed by Workday.

(3)
Included in this amount are 3,511,813 shares available for future issuance under the Amended and Restated 2012 Employee Stock Purchase Plan.

70 | workday.com

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 19, 2024, certain information regarding beneficial ownership of our common stock by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Class A common stock or Class B common stock, (b) each current director and nominee for director, (c) the NEOs (as defined in “Executive Compensation” above), and (d) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 212,394,008 shares of Class A common stock and 52,897,186 shares of Class B common stock outstanding on April 19, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to RSUs that will become vested and settleable, within 60 days of April 19, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588.
	Shares Beneficially Owned				% of Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors
Carl M. Eschenbach(2)	176,515	*	—	—	*
Aneel Bhusri(3)	361,719	*	51,818,654	98%	70%
James J. Bozzini(4)	270,912	*	—	—	*
Sayan Chakraborty(5)	10,248	*	—	—	*
Barbara A. Larson(6)	3,186	*	—	—	*
Douglas A. Robinson(7)	61,770	*	—	—	*
Zane Rowe(8)	15,974	*	—	—	*
Thomas F. Bogan(9)	44,279	*	—	—	*
Ann-Marie Campbell(10)	14,108	*	—	—	*
Christa Davies(11)	134,854	*	—	—	*
Lynne M. Doughtie(12)	7,918	*	—	—	*
Wayne A.I. Frederick, M.D.(13)	5,995	*	—	—	*
Mark J. Hawkins(14)	2,930	*	—	—	*
Michael M. McNamara(15)	27,056	*	—	—	*
George J. Still, Jr.(16)	147,129	*	120,784	*	*
Jerry Yang(17)	94,414	*	—	—	*

Current Executive Officers and Directors as a Group (15 persons)(18)	1,115,552	*	51,939,438	98%	70%

5% Stockholders
David A. Duffield(19)	945,997	*	51,818,654	98%	70%
BlackRock, Inc. and affiliates(20)	13,341,449	6%	—	—	2%
The Vanguard Group, Inc. and affiliates(21)	14,448,125	7%	—	—	2%

*
Less than 1%

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)
Includes (i) 130,567 shares of Class A common stock held directly by Mr. Eschenbach, (ii) 25,726 RSUs held directly by Mr. Eschenbach that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock, and (iii) 20,222 shares of Class A Common Stock held by the Eschenbach Family Trust dtd 4/15/2014, of which Mr. Eschenbach and his spouse each have sole voting and dispositive powers.

2024 Proxy Statement | 71

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)
Includes (i) 361,719 shares of Class A common stock held directly by Mr. Bhusri, (ii) 8,126,443 shares of Class B common stock held directly by Mr. Bhusri, (iii) 5,000 shares of Class B common stock held by Mr. Bhusri’s minor child, of which Mr. Bhusri has sole voting and dispositive power, and (iv) 43,687,211 shares of Class B common stock held by The David A. Duffield Trust dated July 14, 1988 (the “Duffield Trust”) which are subject to a voting agreement entered into by Messrs. Duffield and Bhusri (the “Voting Agreement”). The shares of Class B common stock held by Mr. Bhusri and his minor child are subject to the Voting Agreement.

(4)
Includes (i) 49,529 shares of Class A common stock held directly by Mr. Bozzini, (ii) 97,414 shares of Class A common stock held by the Bozzini Living Trust, of which Mr. Bozzini and his spouse each have sole voting and dispositive powers, (iii) 39,456 shares of Class A common stock held by a 2022 grantor retained annuity trust, of which Mr. Bozzini is the sole trustee, grantor and recipient of annuity payments, (iv) 39,456 shares of Class A common stock held by a 2022 grantor retained annuity trust, of which Mr. Bozzini’s spouse is the sole trustee, grantor and recipient of annuity payments, (v) 29,826 shares of Class A common stock held by an LLC owned by the Bozzini Irrevocable Trusts and of which Mr. Bozzini is a co-manager, (vi) 5,077 shares of Class A common stock held by the Bozzini Irrevocable Trust for the benefit of a child, (vii) 5,077 shares of Class A common stock held by the Bozzini Irrevocable Trust for the benefit of a child, and (viii) 5,077 shares of Class A common stock held by the Bozzini Irrevocable Trust for the benefit of a child. Mr. Bozzini and his spouse each have sole voting and dispositive power with regard to the shares held by the Bozzini Irrevocable Trusts.

(5)
Includes (i) 532 shares of Class A common stock held directly by Mr. Chakraborty and (ii) 9,716 shares of Class A common stock held by the S. Chakraborty & J. Franklin Living Trust dtd 02/05/02, of which Mr. Chakraborty and his spouse have sole voting and dispositive powers.

(6)
Includes (i) 2,738 shares of Class A common stock held directly by Ms. Larson and (ii) 448 RSUs held directly by Ms. Larson that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(7)
Includes (i) 60,832 shares of Class A common stock held directly by Mr. Robinson and (ii) 938 RSUs held directly by Mr. Robinson that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(8)
Includes 15,974shares of Class A common stock held directly by Mr. Rowe.

(9)
Includes (i) 42,440 shares of Class A common stock held directly by Mr. Bogan and (ii) 1,839 RSUs held directly by Mr. Bogan that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(10)
Includes (i) 12,474 shares of Class A common stock held directly by Ms. Campbell and (ii) 1,634 RSUs held directly by Ms. Campbell that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(11)
Includes (i) 132,865 shares of Class A common stock held directly by Ms. Davies and (ii) 1,989 RSUs held directly by Ms. Davies that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(12)
Includes (i) 5,924 shares of Class A common stock held directly by Ms. Doughtie and (ii) 1,994 RSUs held directly by Ms. Doughtie that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(13)
Includes (i) 4,373 shares of Class A common stock held directly by Dr. Frederick and (ii) 1,622 RSUs held directly by Dr. Frederick that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(14)
Includes (i) 1,003 shares of Class A common stock held directly by Mr. Hawkins and (ii) 1,927 RSUs held directly by Mr. Hawkins that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock.

(15)
Includes (i) 24,126 shares of Class A common stock held directly by Mr. McNamara, (ii) 1,930 RSUs held directly by Mr. McNamara that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock, and (iii) 1,000 shares of Class A Common Stock held by the McNamara Family Trust U/A DTD 10/11/2001, of which Mr. McNamara and his spouse have joint voting and dispositive powers.

(16)
Includes (i) 39,903 shares of Class A common stock held directly by Mr. Still, (ii) 2,226 RSUs held directly by Mr. Still that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock, (iii) 105,000 shares of Class A common stock held by the Still Family Trust, of which Mr. Still and his spouse each have sole voting and dispositive powers, and (iv) 120,784 shares of Class B common stock held by Still Family Partners, of which Mr. Still has joint voting and dispositive powers with his children.

(17)
Includes (i) 90,044 shares of Class A common stock held directly by Mr. Yang, (ii) 1,870 RSUs held directly by Mr. Yang that vest within 60 days of April 19, 2024, and will be settled in shares of Class A common stock, and (iii) 2,500 shares of Class A common stock held by the JY Trust, of which Mr. Yang has sole voting and dispositive power.

(18)
Includes (i) 10,643 shares of Class A common stock held directly by an executive officer who is not named in the table and (ii) the shares of Class A common stock described in footnotes 2, 3, 5 and 7 through 17 above.

(19)
Includes (i) 102,997 shares of Class A common stock held directly by Mr. Duffield through the Duffield Trust, for which Mr. Duffield exercises sole voting and dispositive power, (ii) 843,000 shares of Class A common stock held by the Dave and Cheryl Duffield Foundation, of which Mr. Duffield and his spouse have joint voting and dispositive power, (iii) 43,687,211 shares of Class B common stock held by the Duffield Trust, of which Mr. Duffield has sole voting and dispositive power and are subject to the Voting Agreement, and (iv) 8,131,443 shares of Class B common stock held by Mr. Bhusri and his minor child which are subject to the Voting Agreement.

(20)
Based on information contained in Amendment 3 to a Schedule 13G filed by Blackrock, Inc. (“BlackRock”) on January 29, 2024, on its own behalf and on behalf of certain of its subsidiaries specified on Exhibit A to the Schedule 13G, Blackrock has sole voting power over 11,790,165 shares of Class A common stock and sole dispositive power over 13,341,449 shares of Class A common stock. BlackRock is located at 50 Hudson Yards, New York, NY 10001.

(21)
Based on information contained in Amendment 9 to a Schedule 13G filed by The Vanguard Group (“Vanguard”) on February 13, 2024, on its own behalf and on behalf of certain of its subsidiaries specified on Exhibit A to the Schedule 13G/A, Vanguard has shared voting power over 153,349 shares of Class A common stock, sole dispositive power over 13,975,567 shares of Class A common stock, and shared dispositive power over 472,558 shares of Class A common stock. Vanguard is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

72 | workday.com

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of initial ownership and changes of ownership of our securities with the SEC. Based on information submitted to us by these reporting persons and our review of copies of such reports received by us, we believe that all required Section 16(a) filings for fiscal 2024 were timely filed, other than a Form 4 for Mark J. Hawkins that was filed late on November 15, 2023, and a Form 4 for Wayne A.I. Frederick that was late filed on November 15, 2023.
2024 Proxy Statement | 73

EMPLOYMENT ARRANGEMENTS AND
INDEMNIFICATION AGREEMENTS
Employment Arrangements
Each of our NEOs is employed “at will.” We have entered into written employment agreements or offer letters with certain of our NEOs, as described below.
Carl M. Eschenbach
In connection with Mr. Eschenbach’s appointment as our Co-Chief Executive Officer in 2022, we entered into an employment agreement with Mr. Eschenbach on December 20, 2022. Pursuant to the employment agreement, Mr. Eschenbach’s initial base salary was established at $1,000,000 per year, with a variable compensation target of 150% per year. Mr. Eschenbach was granted the following equity awards: (i) an RSU award with a target grant value of $50,000,000 that vests over four years (the “New Hire Award”), (ii) an RSU award with a target grant value of $10,000,000 that vests over one year (the “Special RSU”), (iii) an RSU award with a target grant value of $5,000,000 that vests over one year, provided that Mr. Eschenbach purchased $2,000,000 worth of Workday Class A common stock on the public market within 12 months of his start date (the “Additional Special RSU”), and (iv) a PVU award with a target grant value of $50,000,000. Please see “Elements of our Compensation Program” above for further information about Mr. Eschenbach’s compensation package. Mr. Eschenbach’s employment is at will and may be terminated at any time, with or without cause. For further information about the benefits that Mr. Eschenbach may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Carl M. Eschenbach” below.
Zane Rowe
We entered into an offer letter agreement with Mr. Rowe, our Chief Financial Officer, on May 23, 2023. Pursuant to the offer letter, Mr. Rowe’s initial base salary was established at $700,000 per year, with a variable compensation target of 50% per year. Pursuant to the offer letter, Mr. Rowe is eligible to receive a one-time hiring bonus of $2,000,000, 50% of which was paid shortly following his start date, which is subject to repayment if he is terminated for cause or resigns without good reason within the first year of employment, and 50% of which will be paid upon the one year anniversary of his start date. On July 5, 2023, in accordance with the terms of his offer letter, Mr. Rowe was granted two RSU awards with target grant values of $18,000,000 each, with one award vesting over four years and the other vesting over two years. Please see “Elements of our Compensation Program” above for further information about Mr. Rowe’s compensation package. Mr. Rowe’s employment is at will and may be terminated at any time, with or without cause. For further information about the benefits that Mr. Rowe may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Zane Rowe” below.
Potential Payments Upon Termination or Change in Control
Our Executive Severance Policy is applicable to our NEOs and certain other participants. Under the Executive Severance Policy, a participant is eligible to receive cash payments and accelerated vesting of certain equity awards in the event of a qualifying termination of the participant’s employment (i) without cause, outside of a change in control of Workday (referred to as a “Non-CIC Qualifying Termination” in the Executive Severance Policy), or (ii) without cause or for good reason, in connection with a change in control of Workday (referred to as a “CIC Qualifying Termination” in the Executive Severance Policy). As described below, Messrs. Eschenbach and Rowe have certain additional benefits pursuant to their employment letters.
74 | workday.com

EMPLOYMENT ARRANGEMENTS AND INDEMNIFICATION AGREEMENTS

	Chief Executive Officer	All Other Eligible Executive Officers
Non-CIC Qualifying Termination(1)	• The payments and acceleration benefits under “All Other Eligible Executive Officers” • An additional lump sum cash payment equal to one times the target annual bonus
•
A lump sum cash payment equal to annual base salary

•
A lump sum cash payment equal to the target annual bonus, subject to certain pro rata adjustments

•
Acceleration of time-based outstanding equity awards that would have vested within 12 months following the Non-CIC Qualifying Termination, other than equity awards granted within the 12 months prior to the Non-CIC Qualifying Termination

•
A lump sum cash payment equal to 12 months of COBRA premiums

CIC Qualifying Termination(1)
•
A lump sum cash payment equal to two times annual base salary

•
A lump sum cash payment equal to two times the target annual bonus

•
Acceleration of all outstanding time-based outstanding equity awards

•
A lump sum cash payment equal to 24 months of COBRA premiums

•
A lump sum cash payment equal to annual base salary

•
A lump sum cash payment equal to the target annual bonus

•
Acceleration of all outstanding time-based outstanding equity awards

•
A lump sum cash payment equal to 12 months of COBRA premiums

(1)
Pursuant to the terms of the Executive Severance Policy, a participant is entitled to receive the greater of the benefits under the Executive Severance Policy or the benefits provided for under arrangements entered into by and between the participant and Workday prior to the effective date of the Executive Severance Policy.

Carl M. Eschenbach
Mr. Eschenbach’s Employment Agreement provides that if he is terminated without cause (as defined in his Employment Agreement) within two years following his start date, other than in connection with a change in control, and Mr. Eschenbach delivers a release of claims in favor of Workday, he will be entitled to receive: (i) 12 months of his base salary; (ii) a cash incentive plan payout equal to 150% of his base salary; and (iii) accelerated vesting of such number of shares subject to each of the New Hire RSU, the PVU award (provided that the PVU award will accelerate only to the extent an applicable Price Hurdle has previously been achieved or is eligible to be, and is, achieved as of the date of his termination), the Special RSU, the Additional Special RSU (if the open market stock purchase requirement has been satisfied), and any future annual RSUs, if any, that would have vested in the 12 months following such termination. After such two-year period, Mr. Eschenbach will continue to participate in the Executive Severance Policy.
In the event that Mr. Eschenbach’s employment is terminated in connection with a CIC Qualifying Termination, and Mr. Eschenbach delivers a release of claims in favor of Workday, he will be entitled to receive the CIC Qualifying Termination benefits pursuant to the Executive Severance Policy set forth in the table above; provided that the PVU award will accelerate only to the extent that any previously unachieved price hurdles are achieved based on the price per share paid in such change in control. In addition, in the event of the termination of Mr. Eschenbach’s employment in connection with a change in control such that he becomes entitled to the acceleration benefits described above, then if requested by Workday, he will enter into a non-competition agreement of reasonable scope and duration upon the closing of a change in control, as a condition to the receipt of such benefits.
Zane Rowe
Mr. Rowe’s offer letter provides that he is entitled to certain payments and accelerated vesting if his employment is terminated without cause (as defined in the Executive Severance Policy) within two years following his start date, other than in connection with a change in control, and Mr. Rowe delivers a general release of claims in favor of Workday. In such case, he will be entitled to receive: (i) 12 months of his base salary; (ii) a cash incentive plan payout equal to 50% of his base salary; and (iii) accelerated vesting of such number of shares subject to any then outstanding equity awards
2024 Proxy Statement | 75

EMPLOYMENT ARRANGEMENTS AND INDEMNIFICATION AGREEMENTS

that would have vested in the 12 months following such termination. Our Executive Severance Policy was amended and restated in November 2023, and following such restatement provides Mr. Rowe with substantially similar benefits in the event of a Non-CIC Qualifying Termination, which will apply after the offer letter’s two-year protection period. Mr. Rowe is also eligible to receive the CIC Qualifying Termination benefits set forth in the Executive Severance Policy and as stated in the table above.
The following table sets forth quantitative estimates of the benefits that would have accrued to our NEOs pursuant to our Executive Severance Policy in the event of a Non-CIC Qualifying Termination or a CIC Qualifying Termination, assuming their employment had terminated as of January 31, 2024, the last day of fiscal 2024.
Pursuant to company policy, if our NEOs are terminated due to death or permanent disability, all outstanding time-based equity awards will vest upon termination. Other than for Mr. Eschenbach, the quantitative estimates payable to our NEOs upon termination due to death or permanent disability are equal to the amounts disclosed in the “Intrinsic Value of Accelerated Equity Awards” column for CIC Qualifying Termination in the table below.
Name	Cash Severance	Cash Target Bonus	Benefit Continuation	Intrinsic Value of Accelerated Equity Awards	Total
				RSU and PVU Awards(1)
Carl M. Eschenbach
Non-CIC Qualifying Termination(2)	$2,500,000	$1,500,000	$48,122	$40,264,004	$44,312,126
CIC Qualifying Termination(3)	2,000,000	3,000,000	96,243	148,287,649	153,383,892
Death or Disability	—	—	—	118,826,708	118,826,708
Aneel Bhusri
Non-CIC Qualifying Termination	65,000	—	19,376	8,956,224	9,040,600
CIC Qualifying Termination	130,000	—	38,752	60,603,976	60,772,728
Zane Rowe
Non-CIC Qualifying Termination(4)	700,000	350,000	48,122	21,028,934	22,127,056
CIC Qualifying Termination	700,000	350,000	48,122	42,057,869	43,155,991
Sayan Chakraborty
Non-CIC Qualifying Termination	400,000	200,000	51,373	7,194,086	7,845,459
CIC Qualifying Termination	400,000	200,000	51,373	33,341,195	33,992,568
Douglas A. Robinson
Non-CIC Qualifying Termination	400,000	400,000	51,373	7,825,999	8,677,372
CIC Qualifying Termination	400,000	400,000	51,373	34,952,850	35,804,223
Barbara A. Larson(5)
Non-CIC Qualifying Termination	—	—	13,092	—	13,092
CIC Qualifying Termination	—	—	—	—	—
Jim J. Bozzini
Non-CIC Qualifying Termination	400,000	200,000	48,122	7,206,020	7,854,142
CIC Qualifying Termination	400,000	200,000	48,122	26,682,387	27,330,509
76 | workday.com

EMPLOYMENT ARRANGEMENTS AND INDEMNIFICATION AGREEMENTS

(1)
The estimated benefit amount of unvested RSUs was calculated by multiplying the applicable number of unvested RSUs held by the applicable NEO by the closing price of our Class A common stock on January 31, 2024, the last trading day of our fiscal year, which was $291.07.

(2)
Reflects benefits Mr. Eschenbach may be eligible to receive under the Executive Severance Policy as it provides greater aggregate benefits than his employment agreement. The value of accelerated vesting for Mr. Eschenbach includes (i) outstanding time-based RSUs vesting in the next 12 months and (ii) outstanding Tranche 1 and Tranche 2 PVUs vesting in the next 12 months that remain subject to the service vesting requirement as of January 31, 2024, and is calculated based on the closing price of our Class A common stock on January 31, 2024, the last trading day of our fiscal year, which was $291.07. Tranche 3 PVUs are not eligible for accelerated vesting as the applicable performance period has not yet begun.

(3)
The value of accelerated vesting for Mr. Eschenbach includes (i) outstanding time-based RSUs as of January 31, 2024, and (ii) all outstanding PVUs. The Price Hurdles for Tranche 1 and 2 were achieved prior to January 31, 2024, and the Price Hurdle for Tranche 3 ($272.72) would be achieved when using $291.07, the closing price of our Class A common stock on January 31, 2024, as the assumed change in control per share value. The estimate benefit amount of the PVUs was calculated by multiplying the number of outstanding unvested PVUs in all three tranches by the closing price of our Class A common stock on January 31, 2024, which was $291.07.

(4)
Reflects benefits Mr. Rowe may be eligible to receive under his offer letter as it provides greater aggregate benefits than the Executive Severance Policy.

(5)
Ms. Larson’s employment terminated November 2023, at which point she became ineligible to participate in the Executive Severance Policy. This amount reflects a COBRA payment of $13,092 which was provided to Ms. Larson in connection with her transition and in exchange for a release of claims.

Indemnification Arrangements
Our Certificate of Incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law and, subject to the approval of Proposal 4 amending our Certificate of Incorporation to provide for officer exculpation, our Certificate of Incorporation will contain provisions that limit the liability of our officers for monetary damages to the fullest extent permitted by the Delaware General Corporation Law. Consequently, our directors will not be personally liable to us or our stockholders and, subject to the approval of Proposal 4, officers will not be personally liable to our stockholders for monetary damages for any breach of fiduciary duties, except liability for:
•
any breach of the director’s or officer’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which the director or officer derived an improper personal benefit.

Our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the Delaware General Corporation Law and allow us to indemnify other employees and agents as set forth in the Delaware General Corporation Law. Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our key employees, in addition to the indemnification provided for in our Bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by such director, officer, or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
2024 Proxy Statement | 77

EMPLOYMENT ARRANGEMENTS AND INDEMNIFICATION AGREEMENTS

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
78 | workday.com

QUESTIONS AND ANSWERS
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. The term “proxy materials” includes this Proxy Statement and our Annual Report on Form 10-K for fiscal 2024.
How does the Board of Directors recommend I vote on these proposals?
Proposal 1

The election to our Board of Directors of the following three nominees to serve as Class III directors until the 2027 Annual Meeting of Stockholders: Aneel Bhusri, Thomas F. Bogan, and Lynne M. Doughtie

Proposal 2
A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2025
Proposal 3
A proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement
Proposal 4
A proposal to approve an amendment to our Restated Certificate of Incorporation to reflect Delaware law provisions providing for officer exculpation
Why are you holding a virtual meeting and how can stockholders attend?
We believe hosting our Annual Meeting virtually helps to reduce costs, expand access, and enable improved communication. Stockholders are able to attend our Annual Meeting, vote, and ask questions online from around the world. To participate in our virtual Annual Meeting, visit www.virtualshareholdermeeting.com/WDAY2024 and input the 16-digit control number included in the Internet Notice, your proxy card, or the voting instruction form sent by your broker.
Who is entitled to vote?
Holders of our common stock as of the close of business on April 19, 2024, which our Board of Directors established as the Record Date, may vote at the Annual Meeting. As of the Record Date, there were 212,394,008 shares of Class A common stock outstanding and 52,897,186 shares of Class B common stock outstanding. In deciding all matters at the Annual Meeting, each holder of Workday Class A common stock is entitled to one vote for each share held as of the close of business on the Record Date, and each holder of Workday Class B common stock is entitled to 10 votes for each share held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors
How do I vote?
There are four ways for stockholders of record to vote, depending on whether you received only the Internet Notice or a printed copy of the proxy materials. In all cases, a 16-digit control number is required to vote. The control number will be included in the Internet Notice, on your proxy card, or on the voting instruction form received from your broker, bank, or other nominee.
•
Online Prior to the Annual Meeting. Please visit www.proxyvote.com, available 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 17, 2024, and enter your control number to submit your proxy.

2024 Proxy Statement | 79

QUESTIONS AND ANSWERS

•
Online During the Annual Meeting. To vote on June 18, 2024 at the Annual Meeting, please visit www.virtualshareholdermeeting.com/WDAY2024 and enter your control number to submit your proxy. The live audio webcast will begin promptly at 9:00 a.m. PDT. Online access will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test your system. If you experience technical difficulties, please call the help number listed on the virtual stockholder meeting website for assistance.

•
Phone. If you received a copy of the proxy materials, you may vote by calling 1-800-690-6903 toll-free, available 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 17, 2024, and entering your control number to submit your proxy.

•
Mail. If you received a proxy card or voting instruction form, you may submit your proxy by completing and mailing it to the specified address. Your proxy card or voting instruction form must be received prior to the Annual Meeting.

Even if you plan on attending the virtual Annual Meeting, we encourage you to vote your shares in advance to ensure that your vote will be represented at the meeting.
Can I change my vote?
You can revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, in which case only your latest, validly-executed proxy that you submit will be counted. To change your vote or revoke your proxy, you must do one of the following:
•
enter a new vote online or by telephone pursuant to the above instructions;

•
return a later-dated proxy card or voting instruction form so that it is received prior to the Annual Meeting;

•
notify the Corporate Secretary of Workday, in writing, c/o Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California, 94588, Attn: Corporate Secretary; or

•
vote online during the virtual Annual Meeting pursuant to the above instructions.

Who is Workday’s transfer agent?
Workday’s transfer agent is Equiniti Trust Company, LLC (“EQ”). You may email EQ at helpAST@equiniti.com or you may call AST at 718-921-8124 Monday through Friday between 5:00 a.m. to 5:00 p.m. PDT. Materials may be mailed to Equiniti at:
Workday Shareholder Services
c/o Equiniti Trust Company, LLC
55 Challenger Road, Floor 2
Ridgefield Park, NJ 07660
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxies by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares at the adjourned meeting date as well, unless you have properly revoked your proxy instructions, as described above.
What is a quorum?
The presence of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Your shares will be counted as present at the meeting if you attend and vote online during the virtual Annual Meeting or if you have properly submitted a proxy. Except as otherwise expressly provided by our Certificate of Incorporation or by law, the holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote. Each holder of Class A
80 | workday.com

QUESTIONS AND ANSWERS

common stock will have the right to one vote per share of Class A common stock and each holder of Class B common stock will have the right to 10 votes per share of Class B common stock. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as an abstention, with respect to a particular matter. In addition, a broker may not be permitted to vote stock (broker non-vote) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy that are not being voted on a particular matter because of broker non-votes will count for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter but are also counted in the determination of a quorum.
How many votes are needed for approval of each matter?
•
Proposal No. 1: The election of each nominee to the Board of Directors requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against a nominee.

•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 3: The advisory vote regarding approval of our named executive officers’ compensation requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 4: The approval of an amendment to our Restated Certificate of Incorporation to reflect Delaware law provisions providing for officer exculpation requires the affirmative vote of at least two-thirds of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

Because Proposal No. 3 is an advisory vote, the results will not be binding on Workday’s Board or Workday. The Compensation Committee and the Board will consider the outcome of the proposal when establishing or modifying the compensation of our named executive officers.
How are proxies solicited for the Annual Meeting?
The Board of Directors is soliciting proxies for use at the Annual Meeting. We have engaged D.F. King & Co., Inc., a proxy solicitation firm, for assistance in connection with the Annual Meeting at a cost of approximately $12,500, plus reasonable out-of-pocket expenses. All expenses associated with this solicitation will be borne by Workday. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokers and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on Proposals No. 1, 3, or 4 absent direction from you, as they are considered “non-routine” matters.
Why did I receive a notice regarding the availability of proxy materials electronically instead of a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and our fiscal 2024 Annual Report to Stockholders, primarily online. Beginning on or about May 7, 2024, the Internet Notice is being mailed to our stockholders, which contains notice of the Annual Meeting and instructions on how to access our proxy materials online, how to vote online, and how to request a paper or email copy of the proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Internet Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce both the impact on the environment and the administrative costs of our annual meetings.
2024 Proxy Statement | 81

QUESTIONS AND ANSWERS

What does it mean if multiple members of my household are stockholders, but we only received one Internet Notice or full set of proxy materials in the mail?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders, unless an affected stockholder has provided contrary instructions. This practice, known as “householding,” helps to reduce our printing and postage costs, reduces the amount of mail you receive, and helps to preserve the environment.
Once you have elected householding of your communications, householding will continue until you are notified otherwise or until you revoke your consent, which may be done at any time by contacting your bank or broker, or, if you are a registered holder, by contacting EQ by calling 718-921-8124 or writing to Workday Shareholder Services, c/o Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660. Additionally, upon request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy was delivered. To receive a separate copy of the proxy materials, you may reach our Investor Relations department by writing to Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, CA 94588, via email at IR@workday.com, or by calling 925-379-6000.
Any stockholders who share the same address and currently receive multiple copies of the Internet Notice or proxy materials who wish to receive only one copy in the future can contact Workday’s Investor Relations department, their bank, broker, or, if a registered holder, American Stock Transfer & Trust Company, to request information about householding.
82 | workday.com

ADDITIONAL INFORMATION
Stockholder Proposals for 2025 Annual Meeting
Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2025 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than January 7, 2025. Such proposals must be delivered to the Corporate Secretary of Workday at the address listed on the front page.
Proposals of stockholders that are not eligible for inclusion in the Proxy Statement and proxy for our 2025 Annual Meeting of Stockholders, or that concern one or more nominations for directors at the meeting, must comply with the procedures, including minimum notice provisions and Rule 14a-19, contained in our Bylaws. Notice must be received by the Corporate Secretary of Workday at the address listed on the front page, no earlier than March 5, 2025, and no later than April 4, 2025.
However, if the date of our 2025 Annual Meeting of Stockholders is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the date of the previous year’s annual meeting, then for notice to the stockholder to be timely, it must be so received by the Corporate Secretary at the address listed on the front page not earlier than the close of business on the 105th day prior to such annual meeting and not later than the close of business on the later of (1) the 75th day prior to such annual meeting, or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made.
A copy of the pertinent provisions of the Bylaws is available upon request to the Corporate Secretary of Workday at the address listed on the front page.
Solicitation of Proxies
We will bear the expense of preparing, printing, and distributing proxy materials to our stockholders. In addition to solicitations by mail, there may be incidental personal solicitation at nominal cost by directors, officers, employees, or our agents. We will also reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock for which they are record holders.
Fiscal 2024 Annual Report
A copy of our Fiscal 2024 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and our 2024 Proxy Statement, each as filed with the SEC, is available, without charge, by mailing a request to Investor Relations, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. The Annual Report on Form 10-K and Proxy Statement are also available at the web address shown on the Notice of Annual Meeting of Stockholders and under the “Investor Relations” section on our website at: www.workday.com/sec-filings. We encourage stockholders to take advantage of the availability of these materials online to help reduce both the impact on the environment and the administrative costs of our annual meetings.
OTHER MATTERS
We know of no other matters that are likely to be brought before the meeting. If, however, other matters that are not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion.
2024 Proxy Statement | 83

APPENDIX A
WORKDAY, INC.
CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
Workday, Inc., a corporation organized and existing under the laws of the State of Delaware (“Workday”), hereby certifies that:
1.
The name of the corporation is “Workday, Inc.” The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 16, 2012.

2.
Article VII of the Restated Certificate of Incorporation of Workday is amended and restated in its entirety to read as follows:

ARTICLE VII: DIRECTOR AND OFFICER LIABILITY
1.
Limitation of Liability. To the fullest extent permitted by law, neither a director of Workday nor an officer of Workday will be personally liable to Workday or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of Workday will be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.

2.
Indemnification. In furtherance and not in limitation of the rights, powers, privileges, and discretionary authority granted or conferred by Title 8 of the General Corporation Law or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to provide indemnification of directors, officers, employees, agents, and other persons to the fullest extent permitted by law through bylaw provisions, agreements with indemnitees, vote of stockholders or disinterested directors or otherwise.

3.
Change in Rights. Neither any amendment nor repeal of this ARTICLE VII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this ARTICLE VII, will eliminate, adversely affect or reduce the effect of this ARTICLE VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this ARTICLE VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

4.
The foregoing Certificate of Amendment has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

The Company has caused this Certificate to be executed by a duly authorized officer of the Company on the date set forth below.
Executed on         , 2024
WORKDAY, INC.
By:

Name:
Carl M. Eschenbach

Title:
Chief Executive Officer

A-1 | workday.com

APPENDIX B
NON-GAAP MEASURES
Use of Non-GAAP Measures
The non-GAAP financial measure of adjusted subscription revenue is a performance metric used in our annual cash bonus program. For fiscal 2024, adjusted subscription revenue excludes the effect of foreign currency exchange rate fluctuations relative to the rates that were used in establishing the target performance metrics. The intent of this adjustment is that employees shall neither profit from, nor be penalized by, foreign currency fluctuations in determining bonus payouts.
This non-GAAP financial measure of adjusted subscription revenue should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. This non-GAAP measure may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Management encourages investors and others to review Workday’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of our GAAP subscription revenue to non-GAAP adjusted subscription revenue is as follows (in millions):
	Year Ended January 31,
	2024	2023	2022	2021
Subscription services revenue	$6,603	$5,567	$4,546	$3,788
Effects of foreign currency translation adjustments	6	15	*	*
Non-GAAP adjusted subscription revenue	$6,609	$5,582	$4,546	$3,788

*
Not computed for fiscal years 2022 and 2021

2024 Proxy Statement | B-1

© 2024 Workday, Inc. All rights reserved. WORKDAY and the Workday logos are trademarks of Workday, Inc., registered in the United States and elsewhere.

WORKDAY, INC.6110 STONERIDGE MALL ROADPLEASANTON, CA 94588 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveGo online to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. Eastern Daylight Time on June 17, 2024. Haveyour proxy card in hand when you access the web site and follow the instructionsto obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/WDAY2024You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Daylight Time on June 17, 2024. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V48088-P04843KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WORKDAY, INC.The Board of Directors recommends you vote FOR eachof the following nominees:1. Election of Class III DirectorsFor Against Abstain1a. Aneel Bhusri1b. Thomas F. Bogan1c. Lynne M. Doughtie The Board of Directors recommends you vote FOR proposals 2, 3, and 4.2. To ratify the appointment of Ernst & Young LLP as Workday's independent registered public accounting firm for the fiscal year ending January 31, 2025. 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. 4. To approve an amendment to our Restated Certificate of Incorporation to reflect Delaware law provisions providing for officer exculpation.For Against Abstain ! ! !! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Proxy Statement and Annual Report are available at www.proxyvote.com.V48089-P04843 PROXYWORKDAY, INC.2024 Annual Meeting of Stockholders to be Held on June 18, 2024THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WORKDAY, INC.The undersigned hereby appoints Aneel Bhusri and Richard H. Sauer, and either of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Workday, Inc. common stock which the undersigned is entitled to vote as of April 19, 2024, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Workday, Inc. to be held on June 18, 2024, at 9:00 a.m. Pacific Daylight Time as a virtual meeting via the Internet atwww.virtualshareholdermeeting.com/WDAY2024, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The undersigned hereby revokes any proxy previously given to vote at such meeting.Continued and to be signed on reverse side